EXHIBIT (G)(1)
                             REINSURANCE AGREEMENT

[THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN TERMS IN THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH AN ASTERISK [*] AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PUSRSUANT TO A CONFIDENTIAL TREATMENT REQUEST.]


                        AUTOMATIC YEARLY RENEWABLE TERM

                             REINSURANCE AGREEMENT

                           EFFECTIVE DECEMBER 1, 2008


                                    BETWEEN


                      AMERITAS LIFE INSURANCE CORPORATION

                               LINCOLN, NEBRASKA



                                    - AND -



                       THE CANADA LIFE ASSURANCE COMPANY

                            TORONTO, ONTARIO, CANADA

                           Agreement Ref. QARYR1-0812

                               TABLE OF CONTENTS
SECTION 1.     BASIS OF AGREEMENT..............................................1
SECTION 2.     REPRESENTATIONS AND WARRANTIES AND MATERIAL CHANGES.............2
SECTION 3.     AUTOMATIC REINSURANCE...........................................3
SECTION 4.     FACULTATIVE REINSURANCE.........................................4
SECTION 5.     CONDITIONAL RECEIPT AND/OR TEMPORARY INSURANCE..................4
SECTION 6.     RETAINED AMOUNTS................................................5
SECTION 7.     COMMENCEMENT AND TERMINATION OF REINSURANCE LIABILITY...........5
SECTION 8.     ENTIRE AGREEMENT................................................6
SECTION 9.     REPORTING OF REINSURANCE........................................6
SECTION 10.    FINANCIAL STATEMENT ACCOUNTING..................................6
SECTION 11.    REINSURANCE BASIS AND AMOUNT AT RISK............................6
SECTION 12.    REINSURANCE RESERVES............................................7
SECTION 13.    REINSURANCE PREMIUMS............................................7
SECTION 14.    ACCOUNTS........................................................8
SECTION 15.    POLICY FEES.....................................................9
SECTION 16.    PREMIUM TAX.....................................................9
SECTION 17.    CURRENCY........................................................9
SECTION 18.    POLICY CHANGES..................................................9
SECTION 19.    TERMINATION OF REINSURANCE.....................................11
SECTION 20.    REINSTATEMENTS.................................................11
SECTION 21.    EXTENDED TERM INSURANCE........................................12
SECTION 22.    REDUCED PAID-UP INSURANCE......................................12
SECTION 23.    RETENTION LIMIT CHANGES........................................12
SECTION 24.    RECAPTURE OF REINSURANCE.......................................13
SECTION 25.    ERRORS AND OMISSIONS...........................................14
SECTION 26.    LATE REPORTING OF INFORCE AND/OR TRANSACTION FILES.............16
SECTION 27.    POLICY RESCISSION..............................................16
SECTION 28.    SETTLEMENT OF CLAIMS...........................................16
SECTION 29.    ARBITRATION....................................................19
SECTION 30.    INSOLVENCY.....................................................21
SECTION 31.    INSPECTION OF RECORDS..........................................22
SECTION 32.    DURATION OF AGREEMENT..........................................22
SECTION 33.    ASSUMPTION REINSURANCE.........................................22
SECTION 34.    FEDERAL TAXES..................................................22
SECTION 35.    CONFIDENTIALITY................................................23
SECTION 36.    SEVERABILITY...................................................24
SECTION 37.    COMPLIANCE.....................................................24
SECTION 38.    OFFSET.........................................................25
SECTION 39.    NON-WAIVER.....................................................25
SECTION 40.    EFFECTIVE DATE.................................................26
SECTION 41.    PARTIES TO THE AGREEMENT.......................................26
SECTION 42.    EXECUTION OF AGREEMENT.........................................27

                                    EXHIBITS
EXHIBIT 1.     REINSURANCE SPECIFICATIONS
EXHIBIT 2.     THE CEDING COMPANY'S RETENTION
EXHIBIT 3. THE REINSURER'S AUTOMATIC PARTICIPATION LIMITS AND AUTOMATIC POOL BINDING LIMITS
EXHIBIT 4.     APPLICATION FOR REINSURANCE
EXHIBIT 5.     DEATH CLAIM FORM
EXHIBIT 6.     SELF ADMINISTRATION REPORTING REQUIREMENTS
EXHIBIT 7.     SELF ADMINISTRATION SUMMARY
EXHIBIT 8.     REINSURANCE RATES
EXHIBIT 9.     CONDITIONAL RECEIPT AND/OR TEMPORARY INSURANCE AGREEMENT
EXHIBIT 10.    PREFERRED CRITERIA AND AGE AND AMOUNT REQUIREMENTS

THIS AGREEMENT, effective on the date provided herein, is made and entered into by and between:

                      AMERITAS LIFE INSURANCE CORPORATION

        a corporation organized under the laws of the State of Nebraska,

               (hereinafter referred to as "the Ceding Company")

                                    - and -

                       THE CANADA LIFE ASSURANCE COMPANY

       a corporation organized under the laws of the Dominion of Canada,

                 (hereinafter referred to as "the Reinsurer").

WHEREAS the Ceding Company is authorized to conduct the business of life insurance and is desirous of obtaining certain reinsurance facilities,

AND WHEREAS the Reinsurer is authorized to reinsure such business,

AND WHEREAS the parties hereto have agreed to enter into an arrangement wherein the Ceding Company shall obtain the desired reinsurance from the Reinsurer,

NOW THEREFORE THIS INDENTURE WITNESSETH that in consideration of the mutual covenants, promises and payments herein stated, the Ceding Company and the Reinsurer hereby agree as follows.


SECTION 1.     BASIS OF AGREEMENT
               ------------------
The reinsurance facilities provided under this Agreement apply only to the business set out in Exhibit 1, Reinsurance Specifications.

All matters with respect to this Agreement require the utmost good faith of both parties.

SECTION 2.     REPRESENTATIONS AND WARRANTIES AND MATERIAL CHANGES
               ---------------------------------------------------
Each party represents and warrants to the other party that it is in compliance with all material applicable legislation and regulations, including without limitation, those relating to solvency, reserves and capitalization.

The Reinsurer has entered into this Agreement in reliance upon the Ceding Company's representations and warranties.

The Ceding Company represents and warrants to the Reinsurer that it has provided the Reinsurer with all material information necessary with which to base coverage of the business reinsured hereunder which may include, but not be limited to, the following:

-    appropriate policy forms, contractual provisions, options, rate manuals,
-    application forms,
- underwriting evidence age and amount requirements and preferred criteria (outlined in Exhibit 10),
-    exception guidelines,
-    underwriting guidelines and underwriting manual(s) of record,
-    X factors (if applicable),
-    retention and automatic binding schedules,
-    reinstatement procedures,
-    distributions by risk categories,
-    conditional receipt and temporary insurance agreement conditions.

Without limiting the foregoing, should the Ceding Company engage in exceptional or uncustomary practices or subsequent material changes are made to such information provided to the Reinsurer for the business inforce, or for new business, the Ceding Company will inform the Reinsurer of such changes or action for its consideration and written approval.

The Ceding Company affirms that it shall apply its standard underwriting, administration and claims practices to the business reinsured under this Agreement.

The Ceding Company shall notify the Reinsurer of a change in the Ceding Company's ownership or control.

The Ceding Company shall ensure that its practice and applicable forms are in compliance with current Medical Information Bureau (MIB) guidelines and that all business reinsured hereunder is queried against MIB and appropriate action is taken on all MIB matches (including any follow-up hits/tries).

If the Reinsurer has not consented in writing its acceptance of any variation of the foregoing, the Reinsurer reserves the right to decline reinsurance coverage on such policies and/or negotiate a corresponding adjustment of the reinsurance terms and conditions for the risks reinsured hereunder.

SECTION 3.     AUTOMATIC REINSURANCE
               ---------------------
The Ceding Company will automatically cede to the Reinsurer a portion of the life insurance policies and supplementary benefits and riders attached to the base policies as listed in Exhibit 1, Reinsurance Specifications, subject to the terms and exclusions, if any, as set out in Exhibit 1.

The Reinsurer will automatically accept its share of the above-referenced policies up to the limits shown in Exhibit 3, The Reinsurer's Automatic Participation Limits, provided that:

(a) The Ceding Company keeps its full retention, as set out in Exhibit 2, The Ceding Company's Retention, or otherwise holds its full retention on a life under previously issued inforce policies.

(b) The Ceding Company is in compliance with Section 2, Representations and Warranties and Material Changes, for the plans listed in Exhibit 1, Reinsurance Specifications.

(c) The issue age falls within those shown in Exhibit 1, Reinsurance Specifications, and the mortality rating on each individual risk does not exceed the maximum mortality rating or its equivalent on a flat extra premium basis rating set out in Exhibit 3, The Reinsurer's Automatic Participation Limits/Automatic Pool Binding Limits.

(d) The total of the new ultimate amount of reinsurance required including contractual increases and the amount already reinsured on that life, under this Agreement and all other agreements between the Reinsurer and the Ceding Company, does not exceed the Reinsurer's Automatic Participation Limits set out in Exhibit 3, The Reinsurer's Automatic Participation Limits.

(e)  The Jumbo Limit amount, as set out in Exhibit 1, Reinsurance
     Specifications, is not exceeded.

(f) The application is on a life for which the risk has not been submitted by the Ceding Company on a facultative basis to the Reinsurer within the last five (5) years, unless the reason for the original facultative submission was capacity which may now be accommodated under the terms of the Agreement.

(g) The policy has been issued in accordance with the Ceding Company's standard underwriting and administration practices.

For greater clarity, to the extent any of the foregoing conditions are not met, there shall be no automatic reinsurance of the proposed business under this Section and no action or notification by the Reinsurer shall be required to give effect to this.

SECTION 4.     FACULTATIVE REINSURANCE
               -----------------------
The Ceding Company may submit any application on a plan or rider identified in
Exhibit 1, Reinsurance Specifications, to the Reinsurer for its consideration on a facultative basis.

The Ceding Company will apply for reinsurance on a facultative basis by sending to the Reinsurer an Application for Facultative Reinsurance, providing the information outlined in Exhibit 4, Application for Reinsurance. Accompanying this Application will be copies of all underwriting evidence that is available for risk assessment including, but not limited to, copies of the application for insurance, medical examiners' reports, attending physicians' statements, inspection reports, and any other information pertaining to the insurability of the risk. The Ceding Company also will notify the Reinsurer of any outstanding underwriting requirements at the time of the facultative submission. Any subsequent information received by the Ceding Company that is pertinent to the risk assessment will be immediately transmitted to the Reinsurer. Failure to provide the information as outlined above to the Reinsurer will negate any facultative reinsurance offer.

After consideration of the Application for Facultative Reinsurance and related information, the Reinsurer will promptly inform the Ceding Company of its underwriting decision. The Reinsurer's offer will expire at the end of one hundred and twenty (120) days from the date of receipt of the Application, unless otherwise specified by the Reinsurer.

If the underwriting decision is acceptable, the Ceding Company will notify the Reinsurer in writing of its acceptance of the offer.

The relevant terms and conditions of this Agreement will apply to those facultative offers made by the Reinsurer and accepted by the Ceding Company in accordance with this Section 4, Facultative Reinsurance and the Ceding Company's Facultative Placement Rules defined as first in, best offer or equal share subject to reinsurance pricing.

Reservation of facilities in no way implies any acceptance of risk by the Reinsurer.

SECTION 5.     CONDITIONAL RECEIPT AND/OR TEMPORARY INSURANCE
               ----------------------------------------------
Reinsurance coverage under a Conditional Receipt or Temporary Insurance Agreement is limited to the Reinsurer's share of amounts within the Conditional Receipt or Temporary Insurance Agreement specified in Exhibit 9. The Reinsurer will accept liability provided that:

(a) The Reinsurer has reviewed and approved the Conditional Receipt form or Temporary Insurance Agreement.

(b) The risk is eligible for Automatic reinsurance under this Agreement or the Reinsurer has made a facultative offer during the lifetime of the insured and the Ceding Company would have accepted that offer based on the allocation rules for placement of facultative cases in Section 4, Facultative Reinsurance.

(c) The Ceding Company, its agents or representatives have followed its normal cash with application procedures for such coverage.

SECTION 6.     RETAINED AMOUNTS
               ----------------
The Ceding Company may not reinsure its retention without the prior written approval from the Reinsurer on inforce blocks of business to non-affiliates if:

(a) The amount to be reinsured is greater than or equal to ninety percent (90%) of the Ceding Company's retention.

(b) The reasons for reinsuring the retained amount have not been discussed at length with the Reinsurer.

SECTION 7.     LIABILITY
               ---------

(a)  AUTOMATIC REINSURANCE

     The liability of the Reinsurer shall commence simultaneously with that of the Ceding Company.

     The liability of the Reinsurer shall cease when the liability of the Ceding Company ceases.

(b)  FACULTATIVE REINSURANCE

The liability of the Reinsurer shall commence when the Reinsurer has received written notification during the lifetime of the insured that its offer has been accepted by the Ceding Company in accordance with Section 4, Facultative Reinsurance.

The liability of the Reinsurer shall cease when the liability of the Ceding Company ceases.

SECTION 8.     ENTIRE AGREEMENT
               ----------------
This Agreement constitutes the entire agreement between the parties with respect to the business reinsured hereunder. There are no understandings between the parties other than as expressed in this Agreement. Any change or modification to this Agreement will be null and void unless made by amendment to this Agreement and signed by both parties.

SECTION 9.     REPORTING OF REINSURANCE
               ------------------------
On a monthly basis, the Ceding Company shall send to the Reinsurer a statement, together with its remittance, covering:

(a)  All outstanding new reinsurance for which acceptance has been sent,
(b) Renewal reinsurance premiums for all policies with anniversary dates within such month, together with any adjustments in reinsurance premiums, and
(c)  Any change to the policy status.

All automatic and facultative reinsurance ceded in accordance with this Agreement shall be on a self-administered reporting basis as outlined in Exhibit 6, Self Administration Reporting Requirements.

The Ceding Company shall have the responsibility of maintaining adequate records for the administration of that portion of the reinsurance account and shall report business to the Reinsurer in accordance with requirements as outlined in
Exhibit 6, Self Administration Reporting Requirements.

SECTION 10.     FINANCIAL STATEMENT ACCOUNTING
                ------------------------------
Each party to this Agreement acknowledges to the other that it is responsible for ensuring that the accounting and tax treatment it has adopted for this Agreement and the transactions contemplated thereunder, complies with all relevant accounting, tax and regulatory standards applicable to it. Each party must consult with its own accounting, tax and legal advisers to determine the proper accounting, tax and regulatory treatment for this Agreement and the transactions contemplated hereunder.

SECTION 11.     REINSURANCE BASIS AND AMOUNT AT RISK
                ------------------------------------
Reinsurance ceded under this Agreement shall be on what is commonly known as the Yearly Renewable Term basis. The amount of reinsurance coverage shall be based upon the net amount at risk, that is, the face amount less a fund that represents the savings element in the policy. Basic policies and riders are included in determining the net amount at risk. The overriding principle involved is that the Ceding Company shall maintain a level retention at all times.

Amounts at risk shall be calculated as follows.

(a) For the Ceding Company's term plans, the amount at risk applicable to each policy year shall be the reinsured portion of the face amount applicable at the beginning of the policy year.

(b) For the Ceding Company's non-term plans, the net amount at risk applicable to each policy year shall be the death benefit reinsured less the cash value of the portion reinsured.

SECTION 12.     REINSURANCE RESERVES
                --------------------
The Reinsurer will hold, and the Ceding Company will take credit for, statutory reserves for the proportion of each policy reinsured on a 1/2 Cx basis using the 2001 CSO ANB Select and Ultimate Sex and Smoker Distinct tables and the prevailing statutory interest rate.

SECTION 13.     REINSURANCE PREMIUMS
                --------------------
(a)  ANNUAL REINSURANCE PREMIUMS

     Reinsurance premiums shall be paid annually in advance on a policy year basis irrespective of the method of payment of premium on the policy. The Ceding Company will pay the Reinsurer the percentages of the premium rates shown in Exhibit 8, Reinsurance Rates.

(b)  MORTALITY EXTRAS

     Mortality extras shall be calculated as set out in Exhibit 8, Reinsurance Rates.

(c)  FLAT EXTRA REINSURANCE PREMIUMS

     Flat extra reinsurance premiums shall be calculated as set out in Exhibit 8, Reinsurance Rates.

(d)  RATE GUARANTEE PERIOD

     Reinsurance premium rates are guaranteed for a period of one (1) year.

(e)  ACCIDENTAL DEATH BENEFIT

     This benefit shall not be reinsured under this Agreement.

(f)  TOTAL DISABILITY BENEFIT RIDER

     This benefit shall be reinsured on a coinsurance basis at the rates of premium charged as per Exhibit 8, Reinsurance Rates.

SECTION 14.     ACCOUNTS
                --------
(a)  REINSURANCE PREMIUMS

The reinsurance premiums are due on the policy commencement date in the first year and on the anniversary date thereafter. The Ceding Company shall remit the reinsurance premiums due the Reinsurer within thirty (30) days following the month in which the policy commencement date or anniversary date occurred.

In the event that a reinsurance premium is not paid by the Ceding Company to the Reinsurer within the thirty-day (30-day) period, the reinsurance shall continue in force except as provided in (b) below and the Ceding Company shall pay to the Reinsurer the overdue reinsurance premium together with interest at the same rate as paid by the Ceding Company on delayed payment of claims, compounded annually from the due date of payment.

Any outstanding balances due from the Reinsurer to the Ceding Company shall be treated similarly.

Any reinsurance premium payment or reinsurance premium refund is calculated as of the day of the month in which it actually falls.

(b)  NON-PAYMENT OF REINSURANCE PREMIUMS

When the reinsurance premiums are unpaid after the thirty-day (30-day) period, the Reinsurer may give the Ceding Company notice that the reinsurance coverage shall terminate if the overdue reinsurance premiums with interest are not paid within sixty (60) days from the remittance due date.

Notwithstanding such termination, the Ceding Company shall remain liable for the outstanding reinsurance premiums, plus interest to the date of payment.

The Ceding Company will not force termination under the provisions of this Section solely to avoid the provisions regarding recapture in Section 24, Recapture of Reinsurance, or to transfer the reinsured policies to another reinsurer.

SECTION 15.     POLICY FEES
                -----------
There shall be no policy fees payable under this Agreement.

SECTION 16.     PREMIUM TAX
                -----------
The Reinsurer shall reimburse the Ceding Company, if applicable, for its share of the premium tax that the Ceding Company is required to pay on business reinsured under this Agreement, in the manner set out in Exhibit 1, Reinsurance Specifications.

SECTION 17.     CURRENCY
                --------
Reinsurance shall be in the same currency as the Ceding Company policy unless otherwise agreed upon between the Ceding Company and the Reinsurer as set out in
Exhibit 1, Reinsurance Specifications.

SECTION 18.     POLICY CHANGES
                --------------
If any non-contractual change that changes the scheduled amounts of reinsurance or improves or extends the terms of coverage is made on a policy reinsured on an automatic basis or if any change is made to a policy reinsured on a facultative basis, the Reinsurer must give its consent thereto.

Policy changes shall be treated as follows:

(a)  INCREASE IN AMOUNT AT RISK

     (i)  Non-contractual Increases
          If the amount of insurance is increased as a result of a non-contractual change, the increase will be underwritten by the Ceding Company in accordance with its customary standards and procedures and will be considered new reinsurance under this Agreement. The Reinsurer's approval is required if the new amount will cause the reinsured amount on the life to exceed either the Automatic Binding Limits shown in Exhibit 3, The Reinsurer's Automatic Participation Limits and Automatic Pool Binding Limits, or the Jumbo Limits shown in Exhibit 1, Reinsurance Specifications, or, if the original policy was reinsured on a facultative basis.

     (ii) Contractual Increases
          For policies reinsured on an automatic basis, reinsurance of increases in amount resulting from contractual policy provisions will be accepted only up to the Automatic Binding

          Limits shown in Exhibit 3, The Reinsurer's Automatic Participation Limits and Automatic Pool Binding Limits.

          For policies reinsured on a facultative basis, reinsurance will be limited to the ultimate amount shown in the Reinsurer's facultative offer.

          Reinsurance premiums for contractual increases will be on a point-in-scale basis from the original issue age of the policy.

(b)  DECREASE IN AMOUNT AT RISK

     If the policy is reduced in amount, the net amount at risk reinsured shall be reduced as of the same date and in the same proportion as the original terms.

     Any contractual decrease in risk shall be treated in accordance with
     Section 11, Reinsurance Basis and Amount at Risk.

(c)  REDUCTION IN MORTALITY RATING

     If, following the consideration of new underwriting evidence, the Ceding Company makes a reduction in the mortality rating of the policy and the policy was initially ceded to the Reinsurer on an automatic basis, the same reduction shall be made in the reinsurance coverage.

     If the policy was initially ceded to the Reinsurer on a facultative basis and if, following the consideration of new underwriting evidence, the Ceding Company can accept or place the policy at a lower mortality rating than that of the Reinsurer, then the Ceding Company shall have the right to terminate the reinsurance.

     The Ceding Company shall, before such termination, afford the Reinsurer the opportunity to quote a new rating and shall always attempt to maintain the existing reinsurance.

(d)  PLAN CHANGES

     On any plan change, the Reinsurer shall attempt to provide reasonable reinsurance terms for the new plan which take into account any new evidence received, new commissions paid and expenses incurred by the Ceding Company.

(e)  TERM CONVERSIONS

     If the policy is on a term plan reinsured under this reinsurance agreement with the Reinsurer and is converted, then the reinsurance shall continue on the YRT reinsurance rates as per Exhibit 8, Reinsurance Rates. The reinsurance premium and any allowance and any extra or benefit reinsurance premiums and allowances under Section 13, Reinsurance Premiums, shall be on a point-in-scale basis from the original issue age and on the duration in completed years of the term policy at the date of conversion. The amount to be reinsured will be determined on the same basis as used for the original policy (e.g. excess of retention, quota share) but will not exceed the amount reinsured as of the date of conversion unless mutually agreed otherwise. The Reinsurer does not support conversions to permanent plans under this Agreement where it is not the original reinsurer.

SECTION 19.     TERMINATION OF REINSURANCE
                --------------------------
If the policy is terminated by death, lapse, surrender or otherwise, the reinsurance shall terminate on the same date. If reinsurance premiums have been paid on the reinsurance for a period beyond the date of termination, there shall be a refund of prepaid reinsurance premium, without interest, in respect to that period.

If the policy continues in force without payment of premium during any days of grace or pending its surrender, whether such continuance be as a result of a policy provision or of a practice of the Ceding Company, the reinsurance shall continue with payment of reinsurance premium and shall terminate on the same date as the Ceding Company's risk terminates.

If the policy continues in force because of the operation of an automatic premium loan provision or other such provision by which the Ceding Company receives compensation for its risk, then the reinsurance shall also continue and the Ceding Company shall pay to the Reinsurer the reinsurance premium for the period to the date of cancellation.

SECTION 20.     REINSTATEMENTS
                --------------
If the policy was reinsured on an automatic basis and an application is made by the Policyholder for reinstatement in accordance with the terms of the policy, the reinsurance cession shall be reinstated automatically and the Ceding Company shall not be required to forward any documents to the Reinsurer.

Whenever an application is made by the Policyholder for reinstatement in accordance with the terms of the policy and the policy was originally reinsured facultatively, and when the reinstatement occurs ninety (90) days or more after the policy has lapsed, copies of such application for reinstatement, any personal declaration or medical examination and any other underwriting document shall be forwarded by the Ceding Company to the Reinsurer together with an application for reinstatement of the reinsurance.

The Reinsurer shall notify the Ceding Company promptly of its acceptance or declination of the application for reinstatement.

The Reinsurer reserves the right to request papers on any reinstatement.

Reinsurance premiums shall be paid to the Reinsurer for whatever time period is covered by the premiums received by the Ceding Company. The Reinsurer shall receive interest on these reinsurance premiums for the same period and at the same rate as premiums collected by the Ceding Company on the policy. In the event that the policy is redated, the reinsurance premiums payable shall be at the appropriate policy year rate.

When a policy is reinstated by the Ceding Company, the reinsurance coverage shall be reconstructed in a like manner with respect to dating, coverage and payment of all reinsurance premiums in arrears from the date of lapse including any interest accrued thereon, provided the treatment of these falls within the Ceding Company's normal rules. The Reinsurer will have no liability for any claims incurred between the date of termination and the date of the reinstatement of the reinsurance.

SECTION 21.     EXTENDED TERM INSURANCE
                -----------------------
If the policy is changed to Extended Term Insurance, any reduction shall be applied against the reinsured amount and the balance of any reinsurance shall continue on a YRT basis. The amount so calculated shall, however, be reduced by that proportion of any cash value provided under the Extended Term benefit that relates to the reinsured portion of the policy. YRT premiums as per Exhibit 8, Reinsurance Rates, at point in scale, shall be paid to the Reinsurer and any extra premiums shall continue to be payable as described in Section 13, Reinsurance Premiums.

SECTION 22.     REDUCED PAID-UP INSURANCE
                -------------------------
If the policy is changed to Reduced Paid-Up, the reduction shall be applied against the reinsured amount and the balance of any reinsurance shall continue on a YRT basis. YRT premiums as per Exhibit 8, Reinsurance Rates, shall continue to be paid to the Reinsurer at point in scale and any extra premiums shall continue to be payable as described in Section 13, Reinsurance Premiums.

SECTION 23.     RETENTION LIMIT CHANGES
                -----------------------
If the Ceding Company changes its Maximum Limits of Retention as shown in
Exhibit 2, The Ceding Company's Retention, it will provide the Reinsurer with written notice of the intended changes thirty (30) days in advance of their effective date.

A change to the Ceding Company's maximum retention limits will not affect the reinsured policies in force except as specifically provided elsewhere in this Agreement. Furthermore, unless agreed between the parties, an increase in the Ceding Company's retention schedule will not effect an increase in the total risk amount that it may automatically cede to the Reinsurer.

SECTION 24.     RECAPTURE OF REINSURANCE
                ------------------------
Whenever the Ceding Company increases its maximum limits of retention over the Ceding Company's Maximum Limits of Retention set forth in Exhibit 2, the Ceding Company has the option to recapture certain risk amounts. If the Ceding Company has maintained its maximum stated retention (not a special retention limit) for the plan and the insured's issue age, sex, and mortality classification, it may apply its increased retention limits to reduce the amount of reinsurance in force as follows:

The Reinsurer shall permit the Ceding Company to recapture all or part of such existing reinsurance cessions provided:

(a) The Ceding Company must give the Reinsurer written notification of its intent to recapture within ninety (90) days of the effective date of such increase in retention.

(b) The increase in retention must not be the result of an acquisition or merger by or with another company.

(c) It is understood that the Ceding Company will not re-cede the business once it has been recaptured for a period of at least 3 years.

(d) The reduction of reinsurance on affected policies will become effective on the policy anniversary date immediately following the notice of election to recapture; however, no reduction will be made until a policy has been in force for at least 20 years.

(e) If any reinsured policy is recaptured, all reinsured policies eligible for recapture under the provisions of this Section must be recaptured up to the Ceding Company's new maximum retention limits in a consistent manner and the Ceding Company must increase its total amount of insurance on each reinsured life. The Ceding Company may not revoke its election to recapture for policies becoming eligible at future anniversaries.

(f) If portions of the reinsured policy have been ceded to more than one reinsurer, the Ceding Company must allocate the reduction in reinsurance so that the amount reinsured by each reinsurer after the reduction is proportionately the same as if the new maximum dollar retention limits had been in effect at the time of issue.

(g) The amount of reinsurance eligible for recapture is based on the current amount at risk as of the date of recapture. For a policy issued as a result of a conversion, the recapture terms of the reinsurance agreement covering the original policy will apply, and the duration period for the purpose of recapture will be measured from the effective date of the reinsurance on the original policy.

(h) After the effective date of recapture, the Reinsurer will not be liable for any reinsured policies or portions of such reinsured policies eligible for recapture that the Ceding Company has overlooked.

(i) The terms and conditions for the Ceding Company to recapture reinsured policies, as a result of the insolvency of the Reinsurer, are set forth in
     Section 30.

(j) No recapture will be permitted if the Ceding Company has either obtained or increased stop loss reinsurance coverage as justification for the increase in retention limits.

(k) Trivial Amounts: The Ceding Company shall recapture all cessions on the first policy anniversary following the reduction of the amount at risk to less than the Trivial Amount set forth in Exhibit 1, Reinsurance Specifications.

(l) Cessions Under Waiver of Premium Claim: If there is a reinsured waiver of premium claim in effect when recapture takes place, the Reinsurer will continue to pay its share of the waiver claim until it terminates. The Reinsurer will not be liable for any other benefits, including the basic life risk that is eligible for recapture. All such eligible benefits will be recaptured as if there were no waiver claim in effect.

The following shall not apply to cessions recaptured due to falling below a Trivial Amount if provided for under this Agreement.

Upon recapture, the Reinsurer shall transfer to the Ceding Company an amount equal to the present value of future net cash flows due to the Reinsurer on the cessions to be recaptured ("Regular Recapture Amount"). In the event that the Regular Recapture Amount is positive, the transfer shall be made from the Ceding Company to the Reinsurer.

The Regular Recapture Amount shall be calculated by the Reinsurer as of the effective date of recapture using assumptions for mortality, expenses, lapses, and interest which were in effect as of the effective date of this Agreement. These assumptions shall exclude margins for adverse deviations. The Reinsurer shall notify the Ceding Company of the Regular Recapture Amount after which the Ceding Company shall have sixty (60) days to agree to the recapture amount. Failure of the Ceding Company to respond to the Reinsurer within sixty (60) days of being notified of the Regular Recapture Amount by the Reinsurer will result in no regular recapture.

SECTION 25.     ERRORS AND OMISSIONS
                --------------------
Any unintentional or accidental failure to comply with the terms of this Agreement which can be shown to be the result of an oversight, misunderstanding or clerical error (collectively referred to as "error" or "errors"), by either the Ceding Company or the Reinsurer, will not be deemed to be a breach of this Agreement. Upon discovery, the error will be corrected so that both parties are restored to the position they would have occupied had the error not occurred.

If it is not possible to restore each party to the position it would have occupied but for the error, the parties will endeavor in good faith to promptly resolve the situation in a manner that is fair and reasonable, and most closely approximates the intent of the parties as evidenced by this Agreement.

The foregoing paragraphs in this Section 25 and the remedies provided therein will apply only to errors relating to the administration of reinsurance covered by this Agreement and in no event will relieve the Ceding Company from liability for the administration of the insurance provided by the Ceding Company to its insured.

Without limiting the procedures outlined below for "Late Reported Policies", if either party discovers that the Ceding Company has failed to cede reinsurance as provided in this Agreement, or failed to comply with its reporting requirements, the Reinsurer may require the Ceding Company to audit its records for similar errors. The Ceding Company is expected to correct such errors and to take the necessary actions to ensure that similar errors do not recur. If the Reinsurer receives no evidence that the Ceding Company has taken action to remedy such a situation, the Reinsurer reserves the right to limit its liability to correctly reported policies only.

Any negligent or deliberate acts or omissions by the Ceding Company regarding the insurance or reinsurance provided are the responsibility of the Ceding Company and not that of the Reinsurer.

The provisions in this Errors and Omissions Section shall not apply to the following circumstances:

- Any claim made for a policy where the Ceding Company's standard underwriting guidelines in effect at the time of the underwriting of the policy have not been followed. The Reinsurer will support such claims at its discretion.

- Any applications for facultative reinsurance for which the Reinsurer has not received written notification that its offer of facultative reinsurance has been accepted by the Ceding Company in accordance with Section 7, Liability, (b) Facultative Reinsurance.

- Any Late Reported Policies. The Reinsurer will not automatically accept any Late Reported Policies. For the purposes of this Section, a "Late Reported Policy" means any policy reported to the Reinsurer more than two
     (2) years after the policy issue date. The Ceding Company shall submit to the Reinsurer any such Late Reported Policies it wishes to be ceded hereunder for approval. The process for Late Reported Policies will be as follows: the Reinsurer will notify the Ceding Company within a reasonable time period of the submission of any Late Reported Policies whether it is able to accept such policies based on criteria such as capacity. If the Reinsurer is not able to accept such Late Reported Policies, such policies will not be covered by the terms of this Agreement and no liability will be incurred on the part of the Reinsurer. In the event the Reinsurer is able to accept such Late Reported Policies, the Ceding Company agrees to pay back all premiums plus interest on the next premium accounting statement upon the acceptance of the risk by the Reinsurer.

- Any Late Reported Terminations. The Reinsurer will not reimburse premiums on Late Reported Terminations. A "Late Reported Termination" for the purposes of this Section means a termination reported more than two (2) years after the termination date of the policy. The Reinsurer will only refund two (2) years' premium.

- Policies ceded automatically not in compliance with Section 3, Automatic Reinsurance.

SECTION 26.     LATE REPORTING OF INFORCE AND/OR TRANSACTION FILES
                --------------------------------------------------
In addition to the conditions set forth in Section 25, Errors and Omissions, the Ceding Company's correct and timely reporting of the business reinsured hereunder, as set forth in this Agreement, is a condition precedent to the Reinsurer's continued liability of the business reinsured hereunder.

If the business reinsured hereunder or to be reinsured hereunder has not been reported to the Reinsurer, as set forth in this Agreement, due to a systemic error of the Ceding Company, the Reinsurer and the Ceding Company will endeavor in good faith to negotiate a mutually agreeable solution to the situation including but not limited to modifying the terms of this Agreement accordingly.

SECTION 27.     POLICY RESCISSION
                -----------------
If, after a policy involving reinsurance has been placed in force, new information received by the Ceding Company indicates that the policy might be rescinded, the Ceding Company shall report this information promptly to the Reinsurer.

Rescission expenses incurred by the Ceding Company's full-time employees, including any routine investigative costs, shall be borne by the Ceding Company. Additional costs shall be shared by the Ceding Company and the Reinsurer proportionately, as long as each has agreed to participate.

It is understood that provisions for policy rescissions that occur after the death of the reinsured life are covered under subsection (c) of Section 28, Settlement of Claims.

SECTION 28.     SETTLEMENT OF CLAIMS
                --------------------
(a)  NOTIFICATION

     The Ceding Company will notify the Reinsurer immediately upon receiving notice of any claim involving reinsurance under this Agreement. Furthermore, it shall report promptly all information related to such claims as received by the Ceding Company.

     It is understood that the Reinsurer's review will not impair the Ceding Company's freedom to determine its action on and settlement of a claim. The Ceding Company agrees that it will use its standard claim practices and guidelines in the adjudication of all claims on policies reinsured under this Agreement.

     For claims incurred during the contestable period on risks ceded to the Reinsurer on an automatic basis, and when the amount ceded to all Reinsurers is greater than the retained amount by the Ceding Company or if the Ceding Company retained less than its retention as set out in Exhibit 2, the Ceding Company shall submit all papers in connection with the issuance of the policy and the claim to the Reinsurer for its review. The parties shall secure mutual agreement before the Ceding Company concedes liability or makes settlement of any claim on that policy.

     For claims incurred during the contestable period on risks ceded to the Reinsurer on a facultative basis, the Ceding Company shall submit all papers in connection with the issuance of the policy and the claim to the Reinsurer for its review. The parties shall secure mutual agreement before the Ceding Company concedes liability or makes settlement of any claim on that policy.

     The Reinsurer reserves the right to request all papers in connection with the issuance and claim of any policy at any time.

(b)  PAYMENTS

     Settlement of the claim under this Agreement shall be made promptly upon receipt by the Reinsurer of proper claims notice, proper copies of proofs of claim, completed Reinsurance Death Claim form, in basic accord with
     Exhibit 5 and the request for payment from the Ceding Company showing the amount of the claim paid, any interest paid on such claim by the Ceding Company, the date of payment and the amount due from the Reinsurer.

     If, either by the terms of the contract or by the exercise of an option, payment under the policy is deferred or made in installments, the Reinsurer shall nevertheless make payment of its share in one sum.

     If Waiver of Premium is reinsured under this Agreement, then, in the event of a total disability claim, the Ceding Company shall continue to pay to the Reinsurer the total gross reinsurance premium. The Reinsurer shall pay to the Ceding Company its share of the gross premium being waived, including any rider or supplementary benefit gross premiums being waived, taking into account any fractions of a year for which premiums have been waived.

     If payment under the policy is delayed and interest is allowed on the proceeds by the Ceding Company, the Reinsurer shall pay interest on the reinsurance at the same rate and for the same period as the Ceding Company's current claims practice, not to exceed the ninety-day (90-day) Treasury Bill rate unless a higher interest rate is required by law.

(c)  LITIGATION

     The Ceding Company shall immediately notify the Reinsurer of any contested claim or of any litigation brought in connection with any claim, and will immediately forward to the Reinsurer copies of all pleadings. The Ceding Company shall also furnish all details of such action and shall furnish an itemized statement of expenses on an incurred basis.

     Once the Reinsurer receives all documents (as required herein), the Reinsurer shall notify the Ceding Company in writing of the Reinsurer's decision whether or not to participate in the litigation. If the Reinsurer notifies the Ceding Company in writing that it has elected not to participate in the litigation, the Reinsurer shall immediately pay the Ceding Company its share of the claim and expenses incurred to date. Once the Reinsurer has paid its share, it shall not be liable for any additional expenses associated with the litigation.

     If the Reinsurer notifies the Ceding Company in writing that it has elected to participate in the litigation, it shall pay its share of legal or investigative expenses relating to the claim. The Reinsurer shall not reimburse expenses associated with non-reinsured policies. The Ceding Company will promptly advise the Reinsurer of all significant developments in the claim investigation and in the litigation. If there is a reduction in the liability under the policy, the Reinsurer shall pay its share of the reduced amount paid by the Ceding Company.

(d)  ADJUSTMENTS FOR MISSTATEMENTS OF AGE OR SEX

     In the event of a misstatement of age or sex on a reinsured policy, the Reinsurer's liability will reflect the lesser face amount and will be adjusted from inception based on the correct age or sex, and any difference will be settled without interest.

(e)  EXPENSES

     The Reinsurer will pay its share of reasonable claim investigation and/or legal expenses connected with contractual liability claims unless the Reinsurer has discharged its liability pursuant to this Section. If the Reinsurer has so discharged its liability, the Reinsurer will not participate in any expenses incurred thereafter.

     The Reinsurer will not reimburse the Ceding Company for routine claim and administration expenses, including but not limited to the Ceding Company's home office expenses, compensation of salaried officers and employees, and any legal expenses other than third party expenses incurred by the Ceding Company. Claim investigation expenses do not include expenses incurred by the Ceding Company as a result of a dispute or contest arising out of conflicting claims of entitlement to policy proceeds or benefits.

(f)  EXTRA-CONTRACTUAL DAMAGES

     The Reinsurer shall not participate in Punitive Damages or Compensatory Damages that are awarded against the Ceding Company in connection with claims covered under this Agreement. The Reinsurer shall, however, pay its share of Statutory Penalties awarded against the Ceding Company in connection with claims covered under this Agreement if the Reinsurer elected in writing to participate as set forth in subsection (c) of this
     Section 28.

     For purposes of this Section, the following definitions shall apply.

     "Punitive Damages" are those damages awarded as a penalty, the amount of which is neither governed nor fixed by statute.

     "Compensatory Damages" are those amounts awarded to compensate for the actual damages sustained, and are not awarded as a penalty, nor fixed in amount by statute.

     "Statutory Penalties" are those amounts awarded as a penalty, but are fixed in amount by statute.

SECTION 29.     ARBITRATION
                -----------
The Ceding Company and the Reinsurer mutually understand and agree that the wording and interpretation of this Agreement is based on the usual customs and practices of the insurance and reinsurance industry. While both parties agree to act in good faith in its dealings with each other, it is understood and recognized that situations may arise in which they cannot reach an agreement.

In the event that any dispute cannot be resolved to the Ceding Company and the Reinsurer's mutual satisfaction, the dispute will first be subject to good-faith negotiation in an attempt to resolve the dispute without the need to institute formal arbitration proceedings.

If the officers cannot resolve the dispute, both parties agree that they will submit the dispute to formal arbitration. However, the Ceding Company and the Reinsurer may agree in writing to extend the negotiation period for an additional thirty (30) days.

Should the dispute not be resolved through mutual negotiation within thirty (30) days, the Ceding Company and the Reinsurer agree that the sole remedy for resolving any and all disputes arising out of or in connection with this Agreement, including any question regarding its existence, validity, termination or rescission, shall be resolved by arbitration as herein provided.

All issues for arbitration shall be referred to three arbitrators. The arbitrators will be current or former disinterested officers of insurance or reinsurance companies other than the parties to this Agreement, their subsidiaries or affiliates. It is agreed that each of the three arbitrators should be impartial regarding the dispute; therefore at no time will either the Ceding Company or the Reinsurer contact or otherwise communicate with any person who is to be or has been designated as a candidate to serve as an arbitrator concerning the dispute, except upon the basis of jointly drafted communications provided by both the Ceding Company and the Reinsurer to inform the arbitrators of the nature and facts of the dispute. Likewise, any written or oral arguments provided to the arbitrators concerning the dispute will be coordinated with the other party and will be provided simultaneously to the other party or will take place in the presence of the other party. Further, at no time will any arbitrator be informed that the arbitrator has been named or chosen by one party or the other.

The first arbitrator will be chosen by the Ceding Company, the second by the Reinsurer and the third by the aforesaid arbitrators. Should either party fail to choose its arbitrator within thirty (30) days after receipt of written notice from the other party requesting it to do so, the requesting party shall name both arbitrators and they shall proceed in all respects as above stipulated. In the event that the first two (2) arbitrators so chosen do not agree as to the third arbitrator within thirty (30) days after both have been appointed as arbitrators, the third arbitrator shall be chosen by ARIAS-U.S. Each party shall present its case to the arbitrators within ninety (90) days following the date of appointment of the third arbitrator.

The arbitrators shall look to the substantive rules of the law of the State of Michigan as the law governing this Agreement. However, the arbitrators shall consider the Agreement an honourable engagement rather than merely a legal obligation and they are relieved of all judicial formalities. The decision and award of the majority of the arbitrators shall be final and binding upon the Ceding Company and the Reinsurer. Judgment may be entered upon the award of the arbitrators in any court having jurisdiction.

Arbitration shall take place in the state of New York or the District of Columbia unless the Ceding Company and the Reinsurer agree otherwise.

Each party shall bear the expense of its own chosen arbitrator and shall jointly and equally bear with the other the expense of the third arbitrator and of the arbitration. In the event two (2) arbitrators are chosen by one party, as above provided, the expense of all arbitrators and the arbitration shall be equally divided between the two parties.

This provision concerning arbitration shall survive the termination, cancellation or rescission of the Agreement.

SECTION 30.     INSOLVENCY
                ----------
A party is deemed to be insolvent if it:

(a) applies for or consents to the appointment of a receiver, rehabilitator, conservator, liquidator or statutory successor of its properties or assets; or

(b)  is adjudicated as bankrupt or insolvent.

In the event of the insolvency of the Ceding Company, reinsurance under this Agreement shall be payable directly to the Ceding Company or to its liquidator, receiver, conservator or statutory successor on the basis of the liability of the Ceding Company without diminution because of the insolvency of the Ceding Company or because the liquidator, receiver, conservator or statutory successor of the Ceding Company has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the Ceding Company shall give written notice to the Reinsurer of the pendency of a claim against the Ceding Company that would involve a possible liability on the part of the Reinsurer, indicating the policy reinsured, within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership. During the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that they may deem available to the Ceding Company or its liquidator, receiver, conservator or statutory successor. The expenses thus incurred by the Reinsurer shall be chargeable, subject to the approval of the Court, against the Ceding Company as part of the expenses of conservation or liquidation to the extent of a pro rata share of the benefit that may accrue to the Ceding Company solely as a result of the defense undertaken by the Reinsurer.

In the event of the insolvency of the Reinsurer, the Ceding Company shall have the right, at any time during such insolvency, to recapture all business ceded to the Reinsurer.

Upon recapture, the Reinsurer shall transfer to the Ceding Company an amount equal to the present value of future net cash flows due to the Reinsurer on the cessions to be recaptured ("Insolvency Recapture Amount"). In the event that the Insolvency Recapture Amount is positive, the transfer shall be made from the Ceding Company to the Reinsurer.

The Insolvency Recapture Amount shall be calculated by the Ceding Company as of the effective date of recapture using assumptions for mortality, expenses, lapses, and interest which were in effect as of the effective date of this Agreement. These assumptions shall exclude margins for adverse deviations. The Ceding Company shall notify the Reinsurer of the Insolvency Recapture Amount after which the Reinsurer shall have sixty (60) days to agree to the calculation.

To the extent permitted under the applicable law, the Ceding Company or the Reinsurer may offset any balance due under the Agreement against amounts owed to it by the other party.

SECTION 31.     INSPECTION OF RECORDS
                ---------------------
The Reinsurer, or its duly authorized representatives, will have the right to visit the offices of the Ceding Company to inspect, examine, audit, copy and verify all records and documents of the Ceding Company relating to business covered under this Agreement during regular business hours after giving reasonable prior notice. The Ceding Company will cooperate with and facilitate any such inspection and upon request of the Reinsurer will make available to Reinsurer such officers and employees of the Ceding Company as the Reinsurer may reasonably request to provide information concerning the policies reinsured under this Agreement. The Ceding Company shall provide a reasonable workspace during the review.

All expenses of conducting the inspection will be borne solely by the Reinsurer other than those expenses incidental to cooperating with the audit and producing the requested materials. The Ceding Company and the Reinsurer will work together to reduce the costs of inspections to the fullest extent practicable by making documents and other data available electronically and taking such other steps as may be required to enable the conduct of "desk audits".

This provision concerning inspection of records shall survive the termination, cancellation or rescission of the Agreement.

SECTION 32.     DURATION OF AGREEMENT
                ---------------------
This Agreement shall be unlimited as to its duration but may be cancelled at any time insofar as it pertains to new reinsurance thereafter by either party giving ninety (90) days notice of cancellation in writing. The Reinsurer shall continue to accept reinsurance during the ninety-day (90-day) period aforesaid and shall remain liable on all reinsurance granted under this Agreement until the termination or expiry of the insurance reinsured.

SECTION 33.     ASSUMPTION REINSURANCE
                ----------------------
The Ceding Company shall not sell, assign, transfer, or otherwise dispose of all or part of the Ceding Company's block of business reinsured under this Agreement without written approval from the Reinsurer. Such written approval shall not be unreasonably withheld.

SECTION 34.     FEDERAL TAXES
                -------------
The Ceding Company and the Reinsurer hereby agree to the following pursuant to
Section 1.848-2(g)(8) of the Income Tax Regulation issued December 1992, under
Section 848 of the Internal Revenue Code of 1986, as amended. This election shall be effective as of the effective date of this Agreement and for all subsequent taxable years for which this Agreement remains in effect.

(a) The term "party" shall refer to either the Ceding Company or the Reinsurer as appropriate.
(b) The terms used in this Section are defined by reference to Regulation 1.848-2 in effect December 1992.
(c) The party with the net positive consideration for this Agreement for each taxable year shall capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(1).
(d) Both parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency or as otherwise required by the Internal Revenue Service.
(e) The Ceding Company shall submit a schedule to the Reinsurer by May 1 of each year of its calculation of the net consideration for the preceding calendar year. This schedule of calculations shall be accompanied by a statement stating that the Ceding Company shall report such net consideration in its tax return for the preceding calendar year.
(f) The Reinsurer may contest such calculation by providing an alternative calculation to the Ceding Company by June 1. If the Reinsurer does not so notify the Ceding Company, the Ceding Company shall report the net consideration as determined by the Ceding Company in the Ceding Company's tax return for the previous calendar year.
(g) If the Reinsurer contests the Ceding Company's calculation of the net consideration, the parties shall act in good faith to reach an agreement as to the correct amount by July 1. If the Ceding Company and the Reinsurer reach agreement on an amount of the net consideration, each party shall report such amount in their respective tax returns for the previous calendar year.

The Reinsurer and the Ceding Company represent and warrant that they are subject to U.S. taxation under Subchapter L of Chapter 1 of the Internal Revenue Code.

SECTION 35.     CONFIDENTIALITY
                ---------------
The Ceding Company and the Reinsurer agree that Customer Information and Proprietary Information shall be treated as confidential. Customer Information includes, but is not limited to, medical, financial and other personal information about proposed, current and former policyowners, insureds, applicants and beneficiaries of policies issued or insured by the Ceding Company. Proprietary Information includes, but is not limited to, business plans and trade secrets, mortality and lapse studies, underwriting manuals and guidelines, applications and contract forms and the specific terms and conditions of this Agreement. Confidential information does not include:

(a)  Information that is publicly available,

(b) Information acquired from third parties that are not themselves subject to confidentiality agreements with respect to such information.

The parties shall not disclose such information to any other parties unless agreed to in writing between the Ceding Company and the Reinsurer, except as necessary for retrocession purposes, as requested by external auditors, as required by court order or as required or allowed by law or regulation.

The Ceding Company acknowledges that the Reinsurer can aggregate data with other companies reinsured with the Reinsurer as long as the data cannot be identified as belonging to the Ceding Company.

SECTION 36.     SEVERABILITY
                ------------
If any provision of this Agreement is determined to be invalid or unenforceable, such determination will not impair or affect the validity or the enforceability of the remaining provisions of this Agreement.

SECTION 37.     COMPLIANCE
                ----------
This Agreement applies only to the issuance of insurance by the Ceding Company in a jurisdiction in which it is properly licensed.

The Ceding Company and the Reinsurer each for its part undertakes that it will discharge its duties under all applicable anti-money laundering legislation and relevant regulations, and specifically under proceeds of crime (money laundering) and terrorist financing acts and regulations, as such legislation and regulations exist from time to time. The Ceding Company and the Reinsurer each for its part agrees that it will be solely responsible for any and all fines and/or penalties levied or assessed, whether on it or on the other party, by reason of its failure to discharge its said duties.

The Ceding Company represents and warrants, to the best of its knowledge, that it is in compliance with all of the state and federal laws applicable to the business reinsured under this Agreement. In the event that the Ceding Company is found to be in non-compliance with any law material to this Agreement, the Agreement will remain in effect and the Ceding Company will indemnify the Reinsurer for any direct loss the Reinsurer suffers as a result of the non-compliance, and will seek to remedy the non-compliance.

SECTION 38.     OFFSET
                ------
The Reinsurer and the Ceding Company will have recoupment rights and will have the rights of offset as described hereunder. It is recognized and mutually intended that the rights of offset under this Agreement are broad and extend to mutual debts and credits owed between the named parties to this Agreement.

The Ceding Company and the Reinsurer will have and may exercise, at any time and from time to time, the right to offset any amounts due from one party to the other party hereto under the terms of this Agreement.

If one of the parties to this Agreement is placed in liquidation, receivership or rehabilitation or is otherwise declared impaired or insolvent, offset will be allowed as set forth above, and any amount or amounts due or to become due under this Agreement accruing from obligations incurred or loss events or occurrences taking place prior to the appointment of a liquidator, receiver or rehabilitator or to a declaration of impairment or insolvency, or after such appointment or declaration, will be deemed mutual in time and capacity and such debts and credits will be offset against one another whether the balances due or to become due are on account of premiums or losses including, but not limited to, paid losses and loss reserves or otherwise.

Any debts or credits, matured or unmatured, liquidated or unliquidated, regardless of when they arose or were incurred, in favor of or against either the Ceding Company or the Reinsurer with respect to this Agreement between the Ceding Company and the Reinsurer are deemed mutual debts or credits, as the case may be, and will be set off, and only the balance will be allowed or paid.

This provision will not be affected by the insolvency of either party to this Agreement.

SECTION 39.     NON-WAIVER
                ----------
Neither the failure nor any delay on the part of the Ceding Company or the Reinsurer to exercise any right, remedy, power, or privilege under this Agreement shall operate as a waiver thereof. No single or partial exercise of any right, remedy, power or privilege shall preclude the further exercise of that right, remedy, power or privilege or the exercise of any other right, remedy, power or privilege. No waiver of any right, remedy, power or privilege with respect to any occurrence shall be construed as a waiver of that right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and signed by the party granting the waiver.

SECTION 40.     EFFECTIVE DATE
                --------------
The effective date of this Agreement shall be December 1, 2008. This Agreement applies to all eligible policies with issue dates on or after the effective date and to eligible policies applied for on or after such date that were backdated for up to six (6) months to save age.

SECTION 41.     PARTIES TO THE AGREEMENT
                ------------------------
This Agreement is solely between the Ceding Company and the Reinsurer. There is no third party beneficiary to this Agreement. Reinsurance under this Agreement shall not create any right or legal relationship between the Reinsurer and any other person, for example, any insured, policyholder, agent, beneficiary, insurer, or other reinsurer. The Ceding Company agrees that it shall not make the Reinsurer a party to any litigation between any such third party and the Ceding Company. This Agreement is binding upon and inures to the benefit of, the parties and their respective permitted successors and assigns.

SECTION 42.     EXECUTION OF AGREEMENT
                ----------------------
IN WITNESS WHEREOF, the Ceding Company and the Reinsurer, by their respective authorized officers, have caused this Agreement to be executed on the dates shown below in duplicate, each of which shall be deemed an original but both of which together shall constitute one and the same instrument.


AMERITAS LIFE INSURANCE CORPORATION


By: /s/ Dale Johnson                      By: /s/ David Shaver
      ---------------------------------         -----------------------------
Title:  Corporate Actuary                 Title:  2nd VP
      ---------------------------------         -----------------------------
Date:   2/26/2010                         Date:   2/26/2010
      ---------------------------------         -----------------------------

THE CANADA LIFE ASSURANCE COMPANY


By: /s/ Tom O'Sullivan                    By: /s/ Jean-Francois Poulin
      ---------------------------------         -----------------------------
        Tom O'Sullivan, FSA,FCIA,MAAA             Jean-Francois Poulin, FSA,FCIA
Title:    Vice President & Actuary        Title:         Vice President
             Life Reinsurance                           Life Reinsurance
      ---------------------------------         -----------------------------
Date:     December 3, 2009                Date:   December 7, 2009
      ---------------------------------         -----------------------------

                                   EXHIBIT 1
                                   ---------

                           REINSURANCE SPECIFICATIONS
                           --------------------------

LIFE REINSURANCE:
-----------------
The Ceding Company shall retain its Maximum Limits of Retention as set out in
Exhibit 2 and cede the remaining to the Pool. The Reinsurer's share of the reinsured amount for the following plans shall be:

PLANS COVERED:
--------------
--------------------------------------------------------------------------------
PLAN               REINSURER'S SHARE          ISSUE AGE AND
                                              UNDERWRITING
                                              CLASS
--------------------------------------------------------------------------------
                                              18-75: Preferred Plus NT
                                              18-80: Preferred NT
Excel Performance VUL                         18-80: Select NT
Advisor VUL                 15%                0-80: Standard NT
                                              18-80: Preferred Tobacco
                                              18-80: Standard Tobacco
--------------------------------------------------------------------------------

EXCLUSIONS:
----------
(a) PROFESSIONAL ATHLETES Professional athletes with policy face amounts up to and including $2 million may be ceded automatically. Policy face amounts exceeding $2 million shall be ceded on a facultative basis.

(b) ENTERTAINERS Entertainers with policy face amounts up to and including $5 million may be ceded automatically. Policy face amounts exceeding $5 million shall be ceded on a facultative basis.

RIDERS AND SUPPLEMENTARY BENEFITS:
---------------------------------
TOTAL DISABILITY BENEFIT RIDER - The Ceding Company shall retain the first $60,000 of annual premium ($5,000 per month). Any excess shall be reinsured with the Reinsurer up to the amounts set out in Exhibit 3.

ACCOUNTING BENEFIT RIDER - The Ceding Company shall retain its Maximum Limits of Retention as set out in Exhibit 2 and cede the remaining to the Pool. The Reinsurer's share of the reinsured amount shall be as the base plan.

                             ---------------------

                     REINSURANCE SPECIFICATIONS (CONTINUED)
                     --------------------------------------

SCHEDULE INCREASE RIDER - The Ceding Company shall retain its Maximum Limits of Retention as set out in Exhibit 2 and cede the remaining to the Pool. The Reinsurer's share of the reinsured amount shall be as the base plan but not to exceed the Reinsurer's Automatic Participation Limits set out in Exhibit 3.

TERM INSURANCE RIDER - The Ceding Company shall retain its Maximum Limits of Retention as set out in Exhibit 2 and cede the remaining to the Pool. The Reinsurer's share of the reinsured amount shall be as the base plan.

INSURANCE EXCHANGE RIDER - The Ceding Company shall retain its Maximum Limits of Retention as set out in Exhibit 2 and cede the remaining to the Pool. The Reinsurer's share of the reinsured amount shall be as the base plan.

GUARANTEED INSURABILITY RIDER - The Ceding Company shall retain its Maximum Limits of Retention as set out in Exhibit 2 and cede the remaining to the Pool. The Reinsurer's share of the reinsured amount shall be same as the base plan. The maximum increase available will be $50,000.

CURRENCY:
--------
US dollars

RESIDENCE:
---------
The proposed insured at the time of the application must be a legal permanent resident of the United States, Canada, Puerto Rico or Guam.

JUMBO LIMIT
-----------
--------------------------------------------------------------
ISSUE AGES     STD -TABLE 4     TABLES 5 - 8     TABLES 9 - 16
--------------------------------------------------------------
  0-80         $50,000,000      $50,000,000      $50,000,000
--------------------------------------------------------------
 81-85         $30,000,000      $30,000,000                0
--------------------------------------------------------------

The Ceding Company will not cede any risk automatically if the Jumbo Limit amount stated above is exceeded on any one life. The definition of Jumbo Limit is as follows:

The Jumbo Limit is defined as the total amount of life insurance in force, including any amounts to be replaced, plus the total ultimate maximum amount of life insurance applied for in all companies. Amounts to be replaced cannot be deducted from the total amount of life insurance in force in any situation.

                             ---------------------

                     REINSURANCE SPECIFICATIONS (CONTINUED)
                     --------------------------------------

PREMIUM TAX:
-----------

The Reinsurer shall not be responsible for reimbursement of premium taxes.

CESSION LIMITS:
--------------

(a)  Minimum Initial Cession: $25,000

(b)  Trivial Amount: $5,000

(c) The minimum amount that the Reinsurer will consider facultatively is $100,000.

                                   EXHIBIT 2
                                   ---------

                         THE CEDING COMPANY'S RETENTION
                         ------------------------------

PER LIFE:
---------
The Ceding Company will retain its Maximum Limits of Retention as stated below.

                          MAXIMUM LIMITS OF RETENTION
--------------------------------------------------------------------------------
                    PREFERRED PLUS          TABLE 1-4 (A-D)     TABLE 5-16 (E-P)
                       PREFERRED             FLAT EXTRAS          FLAT EXTRAS
AGE                    STANDARD              UP TO $7.50          $7.51 AND UP
--------------------------------------------------------------------------------
0-65                    $2,000,000              $1,500,000             $500,000
--------------------------------------------------------------------------------
66-75                   $1,500,000              $1,000,000             $500,000
--------------------------------------------------------------------------------
76-80                   $1,000,000                $500,000             $250,000
--------------------------------------------------------------------------------
81-85                     $500,000                $100,000                   $0
--------------------------------------------------------------------------------

TOTAL DISABILITY BENEFIT RIDER:
-------------------------------
$5,000 per month

                                   EXHIBIT 3
                                   ---------

                 THE REINSURER'S AUTOMATIC PARTICIPATION LIMITS
                 ----------------------------------------------

                                      Life
                            Listed by Age and Rating

The Reinsurer agrees to accept 15% of the amount in excess of the Ceding Company's retention, as specified in Exhibit 1, not to exceed the Reinsurer's Automatic Participation Limits, as set out below.

--------------------------------------------------------------------------------
                    PREFERRED PLUS          TABLE 1-4 (A-D)     TABLE 5-16 (E-P)
                       PREFERRED             FLAT EXTRAS          FLAT EXTRAS
AGE                    STANDARD              UP TO $7.50          $7.51 AND UP
--------------------------------------------------------------------------------
18-65                   $3,300,000              $2,475,000              $825,000
--------------------------------------------------------------------------------
66-75                   $2,475,000              $1,650,000              $825,000
--------------------------------------------------------------------------------
76-80                   $1,650,000                $825,000              $112,500
--------------------------------------------------------------------------------
81-85                     $225,000                      $0                    $0
--------------------------------------------------------------------------------

TOTAL DISABILITY BENEFIT RIDER
------------------------------

The Reinsurer's share of the amount ceded to the Pool is 15% to maximum amounts shown below.

--------------------------------------------------------------------------------
                    PREFERRED PLUS          TABLE 1-4 (A-D)     TABLE 5-16 (E-P)
                       PREFERRED             FLAT EXTRAS          FLAT EXTRAS
AGE                    STANDARD              UP TO $7.50          $7.51 AND UP
--------------------------------------------------------------------------------
0-55                      $150,000                $225,000              $375,000
--------------------------------------------------------------------------------

                         AUTOMATIC POOL BINDING LIMITS
                         -----------------------------

                   (Maximum on any one life under this pool, including the Ceding Company's retention)

--------------------------------------------------------------------------------
                    PREFERRED PLUS          TABLE 1-4 (A-D)     TABLE 5-16 (E-P)
                       PREFERRED             FLAT EXTRAS          FLAT EXTRAS
AGE                    STANDARD              UP TO $7.50          $7.51 AND UP
--------------------------------------------------------------------------------
18-65                  $24,000,000             $18,000,000            $6,000,000
--------------------------------------------------------------------------------
66-75                  $18,000,000             $12,000,000            $6,000,000
--------------------------------------------------------------------------------
76-80                  $12,000,000              $6,000,000            $1,000,000
--------------------------------------------------------------------------------
81-85                   $2,000,000                $100,000                    $0
--------------------------------------------------------------------------------

                             ---------------------

                   AUTOMATIC POOL BINDING LIMITS (CONTINUED)
                   -----------------------------------------

For the Total Disability Benefit Rider, the maximum annual premium to be waived is $80,000 and the total original face amount in force and to be placed with Total Disability attached is $10,000,000.

                                   EXHIBIT 4
                                   ---------

                          APPLICATION FOR REINSURANCE
                          ---------------------------


                                   (Attached)

APPLICATION FOR REINSURANCE                                   [CANADA LIFE LOGO]

Instructions:  Forward part 1 to Reinsuring Company.  Retain parts 2 and 3.
               (Part 3 to be forwarded in case of cancellation only.)

[ ] Facultative     [ ] Automatic     [ ] Offer, please


------------------------------------------------------------(the Ceding Company)
hereby applies to                CANADA LIFE ASSURANCE COMPANY
                 ----------------                             ------------------
(the Reinsuring Company) for reinsurance on the life of
                                                       -------------------------
Birth Date                    Birth Place          Occupation
          --------------------           ----------          -------------------
Residence
         -----------------------------------------------------------------------
Plan of Principal Policy and Riders                       Age          Sex
                                   -----------------------   ----------   ------
--------------------------------------------------------------------------------
                                 LIFE  RIDERS DISABILITY WAIVER ACCIDENTAL DEATH
                                                                      BENEFIT
------------------------------- ------ ------ ----------------- ----------------
PRIOR INSURANCE IN THIS COMPANY
------------------------------- ------ ------ ----------------- ----------------
OF WHICH WE RETAIN
------------------------------- ------ ------ ----------------- ----------------
INSURANCE NOW APPLIED FOR
------------------------------- ------ ------ ----------------- ----------------
OF WHICH WE PROPOSE TO RETAIN
------------------------------- ------ ------ ----------------- ----------------
REINSURANCE APPLIED FOR
------------------------------- ------ ------ ----------------- ----------------
RATING                                       REINSURANCE BEING OFFERED ELSEWHERE
[ ] STANDARD                                 [ ] YES
[ ] SUBSTANDARD WITH THE FOLLOWING RATING:   [ ] NO
--------------------------------------------------------------------------------

CEDING COMPANY RETENTION AS EXPRESSED ABOVE IS  CEDING COMPANY POLICY NUMBER
[ ] FULL
[ ] LIMITED BECAUSE OF:                         CEDING COMPANY POLICY DATE
--------------------------------------------------------------------------------
Remarks

Dated this     day of          year
          -----      ----------    ---------------------------------------------
                                             The Ceding Company

                                 By
                                   ---------------------------------------------
--------------------------------------------------------------------------------
REINSURANCE NOT REQUIRED:
                     [ ] NOT PROCEEDED WITH     [ ] REINSURANCE PLACED ELSEWHERE
                     [ ] POLICY NOT TAKEN       [ ] OTHER
                     [ ] ISSUED WITHIN RETENTION

Dated this            of          year     By
          ------------  ----------    -----  -----------------------------------

                                   EXHIBIT 5
                                   ---------

                                DEATH CLAIM FORM
                                ----------------


                                   (Attached)

[Canada Life Logo]                                        Reinsurance Life Claim

Please fax original to Canada Life Assurance Company, Attention: Reinsurance Claims Department (306) 751-6404,
or send to 1901 Scarth Street, Regina, Saskatchewan S4P 4L4
Complete all sections to expedite processing.             Please Print Clearly.
--------------------------------------------------------------------------------
Section A - Client / Insured Data
--------------------------------------------------------------------------------
Ceding Company               Ceding Company Address

--------------------------------------------------------------------------------
Insured Name              Date of Birth (mm/dd/yyyy)  Date of Event (mm/dd/yyyy)

--------------------------------------------------------------------------------
Cause of Event            [ ] Smoker                  Gender  [ ] M  [ ] F
                          [ ] Non Smoker
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Section B - Policy Informaiton - List all policies held by the insured
--------------------------------------------------------------------------------

          Ceding Company             Canada Life  Policy Date Contestable  U/W   Face Amount Ceding Company Original Canada Life
Plan/Reference Number Policy Number Policy Number (mm/dd/yyyy)            Rating    Issued      Retention   Reinsurance Liability
--------------------- ------------- ------------- ----------- ----------- ------ ----------- -------------- ------------------------
                                                               [ ] Yes           Life                       Life
                                                               [ ] No            ADB                        ADB
--------------------- ------------- ------------- ----------- ----------- ------ ----------- -------------- ------------------------
                                                               [ ] Yes           Life                       Life
                                                               [ ] No            ADB                        ADB
--------------------- ------------- ------------- ----------- ----------- ------ ----------- -------------- ------------------------
                                                               [ ] Yes           Life                       Life
                                                               [ ] No            ADB                        ADB
--------------------- ------------- ------------- ----------- ----------- ------ ----------- -------------- ------------------------

------------------------------------------------------------------------------------------------------------------------------------
Section C - Additional Policy Information
------------------------------------------------------------------------------------------------------------------------------------
1.Is this policy a Conversion?    [ ]Yes [ ]No  If "Yes", please provide original policy # and issue date in Section F below.
2.Has there been a Reinstatement? [ ]Yes [ ]No  If "Yes", please provide date of last reinstatement (mm/dd/yyyy) in Section F below.
3.Is the claim for a Joint Policy?[ ]Yes [ ]No  If "Yes", [ ]1st death  [ ] 2nd death
4.We have made payment in full?   [ ]Yes [ ]No  If "Yes", please enclose copy of cheque
5.a)Canada Life N.A.R. (liability) Adjustment:  [ ]Yes [ ]No  Change appears on Billing/Inforce (circle one) date (mm/dd/yyyy)
  b)If a) is yes, reason for adjustment?
                                                 -----------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Section D - Claim Payment Detail                           Section E - Claim Documentation
                          Ceding Company  Canada Life      Claims Proofs                            Enclosed:          To Follow:
                            Liability      Liability       Claimant's Statement                        [ ]                 [ ]

1. Current N.A.R.         $                $               Death Certificate                           [ ]                 [ ]
   (Net Amount at Risk)                                    Proof of Payment                            [ ]                 [ ]
2. Interest Payment
   (     days X     %)    $                $               Contestable Claims Require the Following Enclosed:          To Follow:
                                                           Application Part I and II                   [ ]                 [ ]
3. Investigation Expenses $                $               Underwriting Papers                         [ ]                 [ ]
                                                           Investigation Reports                       [ ]                 [ ]
4. Legal Payment Expenses $                $               Expenses:                                 Enclosed           To Follow:

Total Requested:          $                $               Copies of Expense Billings                  [ ]                 [ ]
------------------------------------------------------------------------------------------------------------------------------------
Section F - Comments
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Completed By                                                  Title
------------------------------------------------------------------------------------------------------------------------------------
Date (mm/dd/yyyy)          Telephone Number / Extension       Fax                              Email Address
------------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT 6
                                   ---------

                   SELF ADMINISTRATION REPORTING REQUIREMENTS
                   ------------------------------------------

MONTHLY REPORTING
-----------------
Reinsured policy information is required monthly on an electronic file produced by the Ceding Company's administration system and must include all pertinent data relating to the reinsured policies. All new issues, renewals and adjustments with an effective date in the reporting month are to be submitted on the file and the file should contain the following fields:

1.   All fields listed (below) in the inforce file requirements
2.   Type of transaction
3.   Effective date of the transaction
4.   Transaction applicable premiums and allowances for the basic risk
5. Transaction applicable waiver, ADB, temporary or permanent flat extra premiums
6. Transaction applicable other rider premiums, allowances, flat extra premiums
7.   Premium tax reimbursement deduction
8.   Policy fees
9.   Interest fees or payments
10.  Administration fees
11.  Experience refund

In addition, the monthly policy exhibit, summarizing the movement of reinsurance, in a text file format should be included. If this is not available, a paper copy is acceptable.

If a transaction file in electronic format is not available, please include a summary of the accounting and movement of reinsurance in the format in the attached Exhibit 7, along with the details noted above.

ANNUAL CONFIRMATION OF NAIC RESERVES
------------------------------------
An annual confirmation of the reserves held is required in order to complete the necessary year-end financial statements. The following information is required for each block of business reported on a self-administered basis:

1.   Reinsurance basis
2.   Mortality table
3.   Interest rate
4.   Age basis
5.   Reserve method
6.   Basic, waiver, ADB number of policies inforce and net amount at risk
7.   Basic, waiver, ADB reserve
8.   Deficiency reserves
9.   NAIC -Miscellaneous reserve

                             ---------------------

                   SELF ADMINISTRATION REPORTING REQUIREMENTS
                   ------------------------------------------

QUARTERLY INFORCE FILE
----------------------
An inforce file in electronic format is required for all self-administered business. This file should include all policies inforce at the end of each quarter and should contain the following fields:

1.   Treaty and plan indicators
2.   Reinsurance basis
3. Policy number (including any other unique identifier for additional riders or records)
4.   Original policy number (if the policy has been converted)
5.   Issue date (and original Issue date if the policy has been converted)
6.   Policy and reinsurance duration
7.   Facultative/automatic indicator
8.   First and last Name (including middle initial)
9.   Date of birth
10.  Issue age (and original issue age if the policy has been converted)
11.  Sex
12.  Underwriting class
13.  Smoker status
14.  Mortality rating
15.  Permanent or temporary extras (including the duration)
16.  Residence of issue
17.  Current residence
18. Joint life indicator (including an indicator if one life is uninsurable or one life is deceased)
19.  Currency
20.  Age basis
21.  Face amount
22.  Retained amount
23.  Ceded amount
24.  Basic, waiver and ADB net amount at risk
25.  Annual reinsurance premium - basic, waiver, ADB, flat extra
26.  Annual reinsurance allowances - basic, waiver, ADB, flat extra

o All information in 8 through 18 above is required for the second life if joint life policies.

EXHIBIT 7
---------
                          SELF ADMINISTRATION SUMMARY
                          ---------------------------

All accounting and movement of reinsurance should be provided in electronic format as requested in the Monthly Reporting section outlined in Exhibit 6. However, if this is not available, a summary, as noted in the attached Self Administration Summary, is required.

                          SELF ADMINISTRATION SUMMARY
                          ---------------------------

TO:  THE CANADA LIFE ASSURANCE COMPANY
     P.O. BOX 4020
     BUFFALO, NEW YORK 14240-4020
     ATTN: REINSURANCE ADMINISTRATION - INTERNATIONAL AND REINSURANCE
     DIVISION

FROM:


Reporting Period:
                    DD/MM/YY        to:          DD/MM/YY
Reinsurance Basis:
[ ]Yearly Renewable Term (YRT)     [ ]Coinsurance      [ ]Yearly Renewable Term
                                                          with Allowances
MOVEMENT OF REINSURANCE SUMMARY:
--------------------------------------------------------------------------------
                    LIFE                DISABILITY WAIVER       ADB
                    ------------------- ----------------------- ----------------
                               NET                                        NET
                    NO. OF     AMOUNT   NO. OF     NET AMOUNT   NO. OF   AMOUNT
                    POLICIES   AT RISK  POLICIES   AT RISK      POLICIES AT RISK
------------------- ---------- -------- ---------- ------------ -------- -------
Beginning Inforce
------------------- ---------- -------- ---------- ------------ -------- -------
Issues
------------------- ---------- -------- ---------- ------------ -------- -------
Reinstatements
------------------- ---------- -------- ---------- ------------ -------- -------
Lapses
------------------- ---------- -------- ---------- ------------ -------- -------
Death Claims
------------------- ---------- -------- ---------- ------------ -------- -------
Surrender
------------------- ---------- -------- ---------- ------------ -------- -------
Decreases/Increases
------------------- ---------- -------- ---------- ------------ -------- -------
Conversions
------------------- ---------- -------- ---------- ------------ -------- -------
Ending Inforce
------------------- ---------- -------- ---------- ------------ -------- -------
ACCOUNTING SUMMARY:
--------------------------------------------------------------------------------
                    LIFE          DISABILITY WAIVER          ADB          TOTAL
--------------------------------------------------------------------------------
   PREMIUMS
--------------------------------------------------------------------------------
FIRST YEAR
--------------------------------------------------------------------------------
RENEWAL
--------------------------------------------------------------------------------
      SUBTOTAL
--------------------------------------------------------------------------------
  ALLOWANCES
--------------------------------------------------------------------------------
FIRST YEAR
--------------------------------------------------------------------------------
RENEWAL
--------------------------------------------------------------------------------
      SUBTOTAL
--------------------------------------------------------------------------------
  EXPENSES
--------------------------------------------------------------------------------
PREMIUM TAX
--------------------------------------------------------------------------------
- CURRENT YEAR
--------------------------------------------------------------------------------
- PRIOR YEAR
--------------------------------------------------------------------------------
INTEREST
--------------------------------------------------------------------------------
ADMINISTRATION FEES
--------------------------------------------------------------------------------
EXPERIENCE REFUND
--------------------------------------------------------------------------------
      SUBTOTAL
--------------------------------------------------------------------------------
NET PREMIUMS DUE
--------------------------------------------------------------------------------

                                   EXHIBIT 8
                                   ---------

                               REINSURANCE RATES
                               -----------------
Reinsurance premium rates are based on age nearest birthday basis. Reinsurance premiums shall be as per the attached 2001 VBT Select and Ultimate Gender and Smoker Distinct Table multiplied by the following percentages. First year rate is [*].
--------------------------------------------------------------------------------
                                         RENEWALS
UNDERWRITING                         MALE ISSUE AGES
   CLASS                  18-29     30-44     45-59     60-74     75-80
--------------------------------------------------------------------------------
PREFERRED PLUS NT         [*]       [*]       [*]       [*]       [*]
--------------------------------------------------------------------------------
   PREFERRED NT           [*]       [*]       [*]       [*]       [*]
--------------------------------------------------------------------------------
    SELECT NT             [*]       [*]       [*]       [*]       [*]
--------------------------------------------------------------------------------
   STANDARD NT*           [*]       [*]       [*]       [*]       [*]
--------------------------------------------------------------------------------
   PREFERRED T            [*]       [*]       [*]       [*]       [*]
--------------------------------------------------------------------------------
    STANDARD T            [*]       [*]       [*]       [*]       [*]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         RENEWALS
UNDERWRITING                        FEMALE ISSUE AGES
   CLASS                  18-29     30-44     45-59     60-74     75-80
--------------------------------------------------------------------------------
PREFERRED PLUS NT         [*]       [*]       [*]       [*]       [*]
--------------------------------------------------------------------------------
   PREFERRED NT           [*]       [*]       [*]       [*]       [*]
--------------------------------------------------------------------------------
    SELECT NT             [*]       [*]       [*]       [*]       [*]
--------------------------------------------------------------------------------
   STANDARD NT*           [*]       [*]       [*]       [*]       [*]
--------------------------------------------------------------------------------
   PREFERRED T            [*]       [*]       [*]       [*]       [*]
--------------------------------------------------------------------------------
    STANDARD T            [*]       [*]       [*]       [*]       [*]
--------------------------------------------------------------------------------

*VUL: Standard Non Tobacco's ages 18-29 rates apply to ages 0-29.

Reinsurance premiums shall be paid for the lifetime of the policyholder.

SUBSTANDARD RATINGS:
-------------------
Premiums will be based on the Standard Non-Tobacco or Standard Tobacco class rate, increased by [*] for each table of additional mortality. Allowances will be the same as the Standard Non-Tobacco or Standard Tobacco class.

FLAT EXTRAS:
-----------
The total premium remitted to the Reinsurer will include the flat extra premium. The Reinsurer shall pay an expense allowance as a percentage of the flat extra premium as shown below:
               --------------------------------------------------
               TYPE OF FLAT EXTRA       FIRST YEAR   RENEWAL YEAR
               --------------------------------------------------
               Temporary (1-5 Years)       [*]           [*]
               --------------------------------------------------
               Permanent ( 6 years +)      [*]           [*]
               --------------------------------------------------

                             ---------------------

                         REINSURANCE RATES (CONTINUED)
                         -----------------------------

RIDER OR SUPPLEMENTARY BENEFIT RATES:
------------------------------------

TOTAL DISABILITY BENEFIT RIDER RATES

Reinsurance premium rates for Total Disability Benefit Rider shall be on an age nearest basis as per the attached annual rates per thousand less the following percentage discounts.

        ------------------------------------------------------------
                                        FIRST YEAR     RENEWAL YEARS
        ------------------------------------------------------------
        Total Disability Benefit Rider      [*]             [*]
        ------------------------------------------------------------

GUARANTEED INSURABILITY RIDER

Reinsurance premium rates for the Guaranteed Insurability Rider shall be on an age nearest basis as per the attached annual rates per thousand less the following percentage discounts.

        ------------------------------------------------------------
                                        FIRST YEAR     RENEWAL YEARS
        ------------------------------------------------------------
        Guaranteed Insurability Rider      [*]              [*]
        ------------------------------------------------------------

All other Riders shall be on an age nearest basis using the same rates as the base plan reinsurance rates.

FACULTATIVE REINSURANCE RATES:
-----------------------------
The Reinsurer's facultative shopped capacity and excess capacity is $3,000,000 on the same rate basis as for automatic coverage.

                                         2001 VBT ANB Male Non Smoker
Issue          Annual Premiums per $1,000
Age
     Duration
          1       2       3       4       5       6       7       8       9      10      11      12      13      14
0      0.90    0.49    0.32    0.20    0.14    0.14    0.15    0.15    0.15    0.16    0.16    0.20    0.26    0.31
1      0.40    0.29    0.19    0.14    0.14    0.14    0.15    0.15    0.15    0.16    0.18    0.22    0.28    0.33
2      0.28    0.19    0.14    0.14    0.14    0.14    0.15    0.15    0.15    0.16    0.19    0.25    0.29    0.40
3      0.17    0.13    0.13    0.14    0.14    0.14    0.15    0.15    0.15    0.18    0.24    0.28    0.39    0.58
4      0.13    0.13    0.13    0.14    0.14    0.14    0.15    0.15    0.18    0.23    0.28    0.39    0.58    0.68
5      0.13    0.13    0.13    0.14    0.14    0.14    0.15    0.17    0.22    0.27    0.39    0.57    0.68    0.76
6      0.13    0.13    0.13    0.14    0.14    0.14    0.17    0.22    0.26    0.38    0.57    0.68    0.76    0.82
7      0.13    0.13    0.13    0.14    0.14    0.17    0.21    0.26    0.37    0.57    0.68    0.76    0.82    0.83
8      0.13    0.13    0.13    0.14    0.16    0.20    0.25    0.37    0.56    0.68    0.76    0.81    0.82    0.82
9      0.13    0.13    0.13    0.16    0.19    0.25    0.36    0.56    0.68    0.76    0.81    0.81    0.81    0.81
10     0.13    0.13    0.15    0.19    0.25    0.35    0.56    0.67    0.76    0.80    0.80    0.80    0.80    0.80
11     0.13    0.15    0.18    0.24    0.34    0.56    0.67    0.76    0.79    0.79    0.79    0.79    0.79    0.80
12     0.14    0.17    0.24    0.33    0.56    0.67    0.76    0.78    0.78    0.78    0.78    0.78    0.79    0.81
13     0.16    0.23    0.32    0.56    0.67    0.76    0.77    0.77    0.77    0.77    0.77    0.79    0.80    0.83
14     0.22    0.31    0.56    0.67    0.76    0.77    0.77    0.77    0.77    0.77    0.77    0.79    0.82    0.83
15     0.30    0.56    0.67    0.76    0.76    0.76    0.76    0.76    0.76    0.76    0.78    0.80    0.83    0.83
16     0.56    0.67    0.75    0.75    0.75    0.75    0.75    0.75    0.75    0.76    0.78    0.81    0.82    0.83
17     0.67    0.74    0.74    0.74    0.74    0.74    0.74    0.74    0.75    0.77    0.78    0.80    0.80    0.80
18     0.73    0.73    0.73    0.73    0.73    0.73    0.73    0.73    0.75    0.75    0.76    0.77    0.77    0.79
19     0.70    0.70    0.70    0.70    0.70    0.70    0.70    0.72    0.72    0.72    0.73    0.73    0.74    0.77
20     0.66    0.66    0.66    0.66    0.66    0.67    0.67    0.68    0.68    0.68    0.69    0.70    0.72    0.76
21     0.60    0.60    0.60    0.60    0.61    0.62    0.63    0.63    0.64    0.65    0.66    0.69    0.72    0.77
22     0.55    0.55    0.55    0.56    0.58    0.58    0.59    0.60    0.60    0.63    0.65    0.68    0.72    0.79
23     0.49    0.49    0.51    0.53    0.55    0.56    0.57    0.58    0.59    0.62    0.65    0.68    0.74    0.81
24     0.43    0.44    0.48    0.51    0.54    0.55    0.56    0.58    0.60    0.63    0.67    0.71    0.77    0.85
25     0.35    0.40    0.46    0.51    0.53    0.55    0.57    0.58    0.62    0.66    0.70    0.75    0.82    0.91
26     0.32    0.39    0.46    0.52    0.54    0.56    0.57    0.61    0.64    0.69    0.74    0.80    0.88    0.99
27     0.30    0.39    0.46    0.53    0.56    0.57    0.61    0.64    0.68    0.74    0.80    0.87    0.96    1.09
28     0.30    0.39    0.47    0.53    0.57    0.60    0.63    0.68    0.73    0.79    0.87    0.96    1.06    1.20
29     0.29    0.39    0.48    0.54    0.60    0.63    0.68    0.73    0.78    0.87    0.96    1.06    1.17    1.30
30     0.28    0.39    0.47    0.55    0.62    0.68    0.73    0.78    0.86    0.95    1.04    1.14    1.26    1.42
31     0.27    0.38    0.47    0.55    0.63    0.71    0.78    0.84    0.91    0.99    1.09    1.22    1.38    1.57
32     0.26    0.36    0.47    0.55    0.64    0.72    0.80    0.87    0.94    1.02    1.14    1.31    1.53    1.76
33     0.27    0.38    0.48    0.58    0.67    0.76    0.85    0.91    0.98    1.07    1.21    1.42    1.68    1.92
34     0.29    0.39    0.51    0.60    0.71    0.80    0.90    0.97    1.05    1.16    1.34    1.57    1.83    2.09
35     0.31    0.41    0.52    0.63    0.73    0.84    0.94    1.04    1.15    1.30    1.49    1.72    1.98    2.24
36     0.32    0.43    0.54    0.65    0.77    0.87    0.99    1.14    1.29    1.47    1.66    1.89    2.15    2.43
37     0.34    0.44    0.56    0.67    0.78    0.91    1.07    1.26    1.45    1.63    1.82    2.03    2.31    2.63
38     0.37    0.49    0.61    0.71    0.83    0.98    1.18    1.40    1.61    1.79    1.97    2.20    2.49    2.82
39     0.40    0.54    0.66    0.77    0.90    1.08    1.32    1.54    1.76    1.94    2.13    2.38    2.70    3.06
40     0.43    0.58    0.71    0.83    0.99    1.21    1.46    1.70    1.89    2.09    2.32    2.62    2.96    3.34
41     0.45    0.63    0.79    0.94    1.12    1.36    1.62    1.84    2.06    2.29    2.57    2.91    3.28    3.69
42     0.48    0.70    0.89    1.06    1.26    1.50    1.76    2.00    2.25    2.53    2.86    3.23    3.64    4.13
43     0.51    0.73    0.95    1.14    1.35    1.59    1.87    2.14    2.44    2.76    3.13    3.56    4.08    4.62
44     0.54    0.78    1.00    1.20    1.41    1.68    1.99    2.33    2.65    3.01    3.41    3.98    4.56    5.10
45     0.60    0.84    1.05    1.26    1.51    1.80    2.16    2.53    2.92    3.29    3.79    4.46    5.03    5.52
46     0.65    0.88    1.09    1.32    1.61    1.97    2.37    2.80    3.22    3.67    4.26    4.93    5.48    5.97
47     0.71    0.92    1.14    1.41    1.75    2.14    2.60    3.08    3.55    4.12    4.72    5.37    5.92    6.59
48     0.77    0.99    1.24    1.54    1.89    2.31    2.81    3.35    3.89    4.56    5.14    5.80    6.46    7.35
49     0.81    1.08    1.37    1.69    2.06    2.50    3.03    3.65    4.22    4.88    5.55    6.33    7.21    8.27
50     0.89    1.19    1.51    1.86    2.23    2.69    3.28    3.93    4.52    5.20    6.03    7.06    8.19    9.43

[2001 VBT ANB Male Non Smoker (ages 0 - 50) chart continued on this page]
                                                                                                     ATT
    15      16      17      18      19      20      21       22       23       24       25  ULT      AGE
  0.39    0.53    0.66    0.77    0.83    0.85    0.85     0.85     0.85     0.85     0.85  0.86      25
  0.50    0.63    0.73    0.81    0.84    0.85    0.85     0.85     0.85     0.85     0.86  0.89      26
  0.60    0.70    0.78    0.83    0.84    0.85    0.85     0.85     0.85     0.86     0.88  0.93      27
  0.68    0.76    0.82    0.84    0.85    0.85    0.85     0.85     0.86     0.87     0.90  0.91      28
  0.76    0.82    0.84    0.85    0.85    0.85    0.85     0.86     0.87     0.88     0.88  0.88      29
  0.82    0.84    0.85    0.85    0.85    0.85    0.86     0.86     0.86     0.86     0.86  0.86      30
  0.84    0.84    0.84    0.84    0.84    0.84    0.84     0.84     0.84     0.84     0.84  0.84      31
  0.83    0.83    0.83    0.83    0.83    0.83    0.83     0.83     0.83     0.83     0.83  0.83      32
  0.82    0.82    0.83    0.83    0.83    0.83    0.83     0.83     0.83     0.83     0.83  0.84      33
  0.81    0.81    0.83    0.83    0.83    0.83    0.83     0.83     0.83     0.83     0.84  0.85      34
  0.81    0.82    0.83    0.83    0.83    0.83    0.83     0.83     0.83     0.84     0.85  0.87      35
  0.81    0.83    0.83    0.83    0.83    0.83    0.83     0.83     0.84     0.85     0.87  0.91      36
  0.83    0.83    0.83    0.83    0.83    0.83    0.83     0.84     0.85     0.87     0.91  0.95      37
  0.83    0.83    0.83    0.83    0.83    0.83    0.84     0.85     0.87     0.91     0.95  1.02      38
  0.83    0.83    0.83    0.83    0.83    0.84    0.85     0.87     0.91     0.95     1.02  1.09      39
  0.83    0.83    0.83    0.83    0.84    0.85    0.87     0.91     0.95     1.02     1.09  1.16      40
  0.83    0.83    0.83    0.84    0.85    0.87    0.91     0.95     1.02     1.09     1.16  1.26      41
  0.80    0.80    0.84    0.85    0.87    0.91    0.95     1.02     1.09     1.16     1.26  1.39      42
  0.80    0.80    0.85    0.86    0.91    0.95    1.02     1.09     1.16     1.26     1.39  1.53      43
  0.80    0.82    0.86    0.91    0.95    1.02    1.08     1.16     1.26     1.39     1.53  1.71      44
  0.82    0.86    0.90    0.95    1.02    1.08    1.16     1.26     1.39     1.53     1.71  1.91      45
  0.84    0.90    0.95    1.02    1.08    1.16    1.26     1.39     1.53     1.71     1.91  2.10      46
  0.87    0.95    1.02    1.08    1.16    1.26    1.39     1.53     1.71     1.91     2.10  2.31      47
  0.91    1.01    1.08    1.16    1.26    1.39    1.53     1.71     1.91     2.10     2.31  2.42      48
  0.97    1.07    1.16    1.26    1.39    1.53    1.71     1.91     2.10     2.29     2.42  2.55      49
  1.03    1.15    1.26    1.39    1.53    1.71    1.91     2.10     2.27     2.42     2.55  2.74      50
  1.11    1.26    1.39    1.53    1.71    1.91    2.10     2.27     2.41     2.55     2.74  2.97      51
  1.21    1.38    1.53    1.71    1.90    2.10    2.26     2.40     2.55     2.74     2.97  3.29      52
  1.34    1.53    1.70    1.89    2.10    2.25    2.40     2.55     2.74     2.97     3.29  3.65      53
  1.48    1.69    1.88    2.09    2.25    2.39    2.55     2.74     2.97     3.29     3.65  4.11      54
  1.61    1.84    2.04    2.22    2.39    2.55    2.74     2.97     3.27     3.65     4.08  4.68      55
  1.80    2.01    2.20    2.37    2.54    2.73    2.95     3.25     3.64     4.08     4.57  5.26      56
  1.99    2.18    2.37    2.54    2.73    2.95    3.24     3.64     4.06     4.53     5.10  5.89      57
  2.14    2.34    2.53    2.73    2.95    3.23    3.63     4.04     4.50     5.04     5.62  6.41      58
  2.31    2.50    2.72    2.95    3.23    3.59    4.00     4.46     4.99     5.56     6.14  7.02      59
  2.48    2.70    2.95    3.23    3.58    3.96    4.41     4.93     5.49     6.07     6.68  7.76      60
  2.69    2.95    3.23    3.56    3.94    4.35    4.88     5.43     6.01     6.65     7.31  8.67      61
  2.93    3.23    3.55    3.91    4.33    4.81    5.36     5.94     6.58     7.29     8.15  9.80      62
  3.17    3.52    3.90    4.31    4.78    5.29    5.87     6.52     7.26     8.12     9.25  11.07     63
  3.44    3.85    4.27    4.76    5.27    5.81    6.45     7.22     8.09     9.21    10.49  12.40     64
  3.76    4.21    4.71    5.24    5.79    6.39    7.16     8.04     9.15    10.37    11.71  13.80     65
  4.17    4.68    5.20    5.76    6.38    7.09    7.99     9.08    10.27    11.65    12.87  15.21     66
  4.68    5.16    5.70    6.34    7.08    7.92    8.99    10.17    11.50    12.80    13.88  16.63     67
  5.15    5.61    6.28    7.03    7.90    8.89   10.06    11.30    12.59    13.80    15.22  18.16     68
  5.59    6.19    6.96    7.85    8.85    9.93   11.15    12.42    13.69    15.01    16.63  19.73     69
  6.07    6.85    7.77    8.78    9.86   10.99   12.23    13.50    14.77    16.51    18.48  21.65     70
  6.76    7.69    8.73    9.84   10.97   12.11   13.34    14.58    16.25    18.37    20.77  23.80     71
  7.57    8.66    9.81   10.97   12.11   13.23   14.39    16.00    18.09    20.66    23.47  26.68     72
  8.52    9.76   10.95   12.11   13.23   14.26   15.77    17.81    20.35    23.34    26.34  29.70     73
  9.57   10.93   12.11   13.23   14.24   15.55   17.56    20.06    22.99    26.21    29.30  32.86     74
 10.73   12.11   13.21   14.21   15.49   17.33   19.78    22.67    25.81    29.14    32.37  36.32     75

                                         2001 VBT ANB Male Non Smoker
Issue          Annual Premiums per $1,000
Age
     Duration
          1       2       3       4       5       6       7       8       9      10      11      12      13      14
51     0.98    1.34    1.70    2.06    2.44    2.92    3.51    4.16    4.84    5.63    6.68    8.02    9.34   10.63
52     1.07    1.49    1.90    2.29    2.68    3.14    3.74    4.45    5.25    6.26    7.56    9.12   10.52   11.42
53     1.11    1.61    2.07    2.52    2.94    3.43    4.09    4.93    5.86    7.10    8.62   10.29   11.31   12.45
54     1.15    1.73    2.27    2.74    3.18    3.75    4.54    5.55    6.64    8.09    9.70   11.04   12.32   13.67
55     1.19    1.86    2.46    2.94    3.44    4.14    5.11    6.28    7.50    9.04   10.34   11.95   13.52   15.09
56     1.24    1.99    2.63    3.18    3.77    4.63    5.77    7.08    8.37    9.62   11.17   13.01   14.90   16.75
57     1.29    2.09    2.81    3.47    4.20    5.21    6.49    7.88    9.20   10.72   12.52   14.53   16.53   18.80
58     1.39    2.23    3.02    3.81    4.73    5.88    7.23    8.63    9.93   11.64   13.68   16.12   18.55   21.18
59     1.52    2.39    3.28    4.22    5.31    6.58    7.98    9.34   10.60   12.52   14.85   17.75   20.90   23.74
60     1.70    2.59    3.57    4.67    5.91    7.28    8.70   10.04   11.29   13.46   16.18   19.44   23.16   26.36
61     1.91    2.83    3.89    5.11    6.51    7.98    9.41   10.72   11.98   14.49   17.53   21.01   24.85   29.11
62     2.15    3.10    4.25    5.60    7.13    8.70   10.17   11.52   12.86   15.66   18.90   22.50   26.53   31.12
63     2.30    3.42    4.74    6.23    7.86    9.52   11.09   12.56   14.07   17.07   20.47   24.27   28.62   33.70
64     2.41    3.76    5.27    6.91    8.68   10.45   12.17   13.84   15.55   18.72   22.33   26.48   31.32   37.04
65     2.47    4.09    5.83    7.68    9.59   11.51   13.38   15.24   17.17   20.57   24.52   29.15   34.62   41.18
66     2.51    4.61    6.53    8.52   10.69   12.74   14.71   16.73   18.93   22.65   27.07   32.29   38.56   46.04
67     2.68    5.20    7.30    9.45   11.94   14.09   16.19   18.35   20.81   24.97   29.95   35.94   43.08   51.30
68     3.11    5.85    8.17   10.49   13.07   15.65   18.19   20.72   23.29   28.04   33.79   40.65   48.56   57.92
69     3.52    6.59    9.15   11.64   13.69   17.46   20.03   22.50   25.41   30.83   37.32   44.82   53.70   63.56
70     3.96    7.42   10.23   12.92   14.29   19.35   21.73   24.36   29.77   36.13   43.48   52.18   61.86   72.82
71     5.12    8.37   11.45   13.60   16.68   20.98   23.34   29.46   33.26   40.29   48.58   57.85   68.36   80.47
72     6.61    9.43   12.82   15.90   19.04   22.34   25.90   29.84   34.37   42.01   50.51   60.20   71.41   84.47
73     7.76   11.57   14.98   18.03   20.88   23.79   27.05   32.84   36.34   44.28   53.29   63.73   75.93   90.04
74     9.19   12.82   16.47   19.94   23.05   25.96   31.36   35.20   39.28   48.05   57.91   69.45   82.84   98.18
75    10.86   13.68   17.86   22.29   25.20   29.93   34.07   38.44   47.98   57.38   68.97   82.28   97.55  114.77
76    11.16   15.26   19.75   24.44   28.52   32.92   37.53   46.25   56.86   68.49   81.73   96.92  114.06  133.15
77    11.50   16.52   21.73   27.19   31.83   36.65   44.61   55.42   62.68   78.49   93.31  110.06  128.75  149.34
78    12.21   17.77   23.85   30.78   35.81   43.03   54.04   61.90   78.17   93.21  109.94  128.60  149.17  165.54
79    13.14   19.33   26.64   34.99   41.54   52.70   61.15   76.89   83.87   99.88  117.52  137.03  157.11  178.13
80    14.13   21.51   30.14   40.09   51.42   60.40   75.65   82.96   95.96  113.48  132.60  152.32  173.85  210.27
81    15.38   24.31   34.66   46.46   59.74   74.47   82.09   95.04  108.69  127.63  146.94  172.66  210.09  225.56
82    17.06   28.00   40.37   54.20   69.48   81.26   94.17  107.84  114.86  146.71  172.53  209.93  225.39  241.65
83    19.65   32.82   47.35   63.24   80.51   93.33  107.03  114.13  146.18  172.41  209.78  225.23  241.49  256.08
84    23.55   38.90   55.52   73.42   92.51  106.26  113.42  145.53  171.99  209.65  225.09  241.34  255.93  271.36
85    28.89   46.29   64.88   84.51  105.50  112.74  144.92  171.60  209.19  224.97  241.21  255.80  271.22  287.54
86    35.59   54.95   75.38   97.01  112.09  144.33  171.06  208.76  224.52  241.09  255.67  271.10  287.42  304.68
87    43.42   65.29   88.02  111.44  143.79  170.55  208.38  224.11  240.66  255.57  270.99  287.30  304.57  322.81
88    52.86   78.07  103.36  143.23  170.08  208.02  223.74  240.27  255.17  270.89  287.21  304.47  322.72  342.00
89    65.22   94.02  137.72  169.60  207.71  223.40  239.92  254.80  270.53  287.12  304.38  322.63  341.93  362.33
90    81.90  131.34  165.80  207.39  223.09  239.59  254.47  270.19  286.79  304.31  322.56  341.87  362.29  383.85
91   123.13  161.42  207.08  222.79  239.30  254.17  269.89  286.49  304.02  322.50  341.81  362.24  383.82  406.63
92   155.82  206.76  222.48  239.02  253.90  269.62  286.22  303.77  322.26  341.76  362.20  383.80  406.63  430.21
93   206.45  222.18  238.73  253.64  269.37  285.98  303.53  322.05  341.57  362.17  383.78  406.63  430.21  455.16
94   221.88  238.44  253.37  269.12  285.76  303.32  321.85  341.41  362.03  383.76  406.63  430.21  455.16  481.56
95   238.15  253.10  268.88  285.54  303.12  321.67  341.25  361.92  383.70  406.63  430.21  455.16  481.56  509.49
96   252.83  268.63  285.32  302.93  321.51  341.11  361.81  383.64  406.63  430.21  455.16  481.56  509.49  539.05
97   268.38  285.10  302.74  321.35  340.98  361.71  383.58  406.63  430.21  455.16  481.56  509.49  539.05  570.31
98   284.88  302.55  321.19  340.86  361.62  383.53  406.63  430.21  455.16  481.56  509.49  539.05  570.31  603.39
99   302.36  321.03  340.73  361.54  383.48  406.63  430.21  455.16  481.56  509.49  539.05  570.31  603.39  638.38

[2001 VBT ANB Male Non Smoker (ages 51 - 99) chart continued on this page]
                                                                                                     ATT
    15      16      17      18      19      20      21       22       23       24       25  ULT      AGE
 11.79   13.19   14.17   15.41   17.25   19.52   22.36    25.46    28.72    32.22    35.74  40.08     76
 12.79   14.13   15.33   17.15   19.40   22.08   25.13    28.35    31.78    35.59    39.52  44.47     77
 13.81   15.25   17.05   19.28   21.68   24.83   27.99    31.37    35.12    39.38    43.88  49.61     78
 15.17   16.95   19.16   21.60   24.37   27.68   31.01    34.69    38.88    43.74    48.96  55.56     79
 16.85   19.04   21.52   24.15   27.15   30.67   34.30    38.42    43.20    48.84    54.86  62.05     80
 18.92   21.50   24.13   26.85   30.02   33.88   37.95    42.67    48.23    54.71    61.28  69.45     81
 21.47   24.10   26.82   29.67   33.16   37.50   42.15    47.64    54.05    61.13    68.60  77.12     82
 24.06   26.78   29.64   32.76   36.68   41.66   47.07    53.40    60.40    68.45    76.20  85.36     83
 26.72   29.58   32.71   36.24   40.74   46.54   52.77    59.68    67.64    76.05    84.35  94.49     84
 29.51   32.64   36.17   40.24   45.50   52.18   58.99    66.84    75.13    84.16    93.33  104.68    85
 32.55   36.08   40.16   44.92   50.99   58.34   66.08    74.26    83.18    93.15   103.43  115.99    86
 35.98   40.05   44.81   50.34   57.00   65.38   73.44    82.24    92.08   103.26   114.64  128.32    87
 39.68   44.68   50.21   56.25   63.86   72.68   81.36    91.09   102.12   114.49   126.86  141.51    88
 43.89   50.05   56.09   63.00   70.98   80.54   90.14   101.04   113.25   126.73   139.93  155.38    89
 49.01   55.90   62.81   70.02   78.63   89.25  100.02   112.09   125.40   139.84   153.70  169.81    90
 54.64   62.65   69.82   77.55   87.07   98.96  110.89   124.07   138.34   153.59   167.99  183.19    91
 61.01   69.66   77.36   85.90   96.59  109.74  122.77   136.88   151.96   167.89   181.24  197.07    92
 68.29   77.20   85.71   95.31  107.13  121.50  135.46   150.38   166.14   181.16   195.01  211.63    93
 74.74   85.57   95.12  105.75  118.64  134.08  148.85   164.43   179.30   194.94   211.55  226.96    94
 85.45   94.99  105.57  117.15  130.97  147.35  162.76   177.45   192.91   211.50   226.83  242.98    95
 94.57  105.45  116.98  129.35  143.97  161.14  175.68   190.97   211.47   226.76   242.88  257.32    96
 99.56  116.78  129.20  142.22  157.49  173.96  189.09   211.44   226.72   242.86   257.32  272.49    97
106.19  124.37  142.10  155.63  170.07  187.28  211.41   226.69   242.80   257.32   272.49  288.55    98
115.49  134.77  155.54  168.11  183.15  211.38  226.66   242.76   257.32   272.49   288.55  305.55    99
133.96  155.54  168.06  181.09  211.35  226.63  242.72   257.32   272.49   288.55   305.55  323.54   100
154.18  167.80  180.79  211.32  226.60  242.68  257.32   272.49   288.55   305.55   323.54  342.58   101
165.74  180.53  211.00  226.57  242.64  257.32  272.49   288.55   305.55   323.54   342.58  362.74   102
180.29  210.72  226.26  242.60  257.28  272.49  288.55   305.55   323.54   342.58   362.74  384.06   103
210.48  225.99  242.31  256.96  272.45  288.55  305.55   323.54   342.58   362.74   384.06  406.63   104
225.76  242.05  256.69  272.16  288.51  305.55  323.54   342.58   362.74   384.06   406.63  430.21   105
241.84  256.46  271.91  288.25  305.52  323.54  342.58   362.74   384.06   406.63   430.21  455.16   106
256.26  271.70  288.03  305.29  323.51  342.58  362.74   384.06   406.63   430.21   455.16  481.56   107
271.52  287.84  305.10  323.32  342.55  362.74  384.06   406.63   430.21   455.16   481.56  509.49   108
287.68  304.94  323.16  342.41  362.71  384.06  406.63   430.21   455.16   481.56   509.49  539.05   109
304.80  323.03  342.28  362.61  384.05  406.63  430.21   455.16   481.56   509.49   539.05  570.31   110
322.91  342.18  362.53  384.00  406.63  430.21  455.16   481.56   509.49   539.05   570.31  603.39   111
342.08  362.45  383.95  406.63  430.21  455.16  481.56   509.49   539.05   570.31   603.39  638.38   112
362.39  383.91  406.63  430.21  455.16  481.56  509.49   539.05   570.31   603.39   638.38  675.41   113
383.88  406.63  430.21  455.16  481.56  509.49  539.05   570.31   603.39   638.38   675.41  714.58   114
406.63  430.21  455.16  481.56  509.49  539.05  570.31   603.39   638.38   675.41   714.58  756.03   115
430.21  455.16  481.56  509.49  539.05  570.31  603.39   638.38   675.41   714.58   756.03  799.88   116
455.16  481.56  509.49  539.05  570.31  603.39  638.38   675.41   714.58   756.03   799.88  846.27   117
481.56  509.49  539.05  570.31  603.39  638.38  675.41   714.58   756.03   799.88   846.27  895.36   118
509.49  539.05  570.31  603.39  638.38  675.41  714.58   756.03   799.88   846.27   895.36  947.29   119
539.05  570.31  603.39  638.38  675.41  714.58  756.03   799.88   846.27   895.36   947.29  1000.00  120
570.31  603.39  638.38  675.41  714.58  756.03  799.88   846.27   895.36   947.29  1000.00  1000.00
603.39  638.38  675.41  714.58  756.03  799.88  846.27   895.36   947.29  1000.00  1000.00  1000.00
638.38  675.41  714.58  756.03  799.88  846.27  895.36   947.29  1000.00  1000.00  1000.00  1000.00
675.41  714.58  756.03  799.88  846.27  895.36  947.29  1000.00  1000.00  1000.00  1000.00  1000.00

                                           2001 VBT ANB Male Smoker

Issue          Annual Premiums per $1,000
Age
     Duration
          1       2       3       4       5       6       7       8       9      10      11      12      13      14
0      0.90    0.49    0.32    0.20    0.14    0.14    0.15    0.15    0.15    0.16    0.16    0.20    0.26    0.31
1      0.40    0.29    0.19    0.14    0.14    0.14    0.15    0.15    0.15    0.16    0.18    0.22    0.28    0.33
2      0.28    0.19    0.14    0.14    0.14    0.14    0.15    0.15    0.15    0.16    0.19    0.25    0.29    0.40
3      0.17    0.13    0.13    0.14    0.14    0.14    0.15    0.15    0.15    0.18    0.24    0.28    0.39    0.62
4      0.13    0.13    0.13    0.14    0.14    0.14    0.15    0.15    0.18    0.23    0.28    0.39    0.62    0.78
5      0.13    0.13    0.13    0.14    0.14    0.14    0.15    0.17    0.22    0.27    0.39    0.61    0.78    0.93
6      0.13    0.13    0.13    0.14    0.14    0.14    0.17    0.22    0.26    0.38    0.61    0.78    0.93    1.06
7      0.13    0.13    0.13    0.14    0.14    0.17    0.21    0.26    0.37    0.61    0.78    0.93    1.06    1.14
8      0.13    0.13    0.13    0.14    0.16    0.20    0.25    0.37    0.60    0.78    0.93    1.05    1.13    1.19
9      0.13    0.13    0.13    0.16    0.19    0.25    0.36    0.60    0.78    0.93    1.05    1.13    1.19    1.24
10     0.13    0.13    0.15    0.19    0.25    0.35    0.60    0.77    0.93    1.05    1.13    1.18    1.22    1.27
11     0.13    0.15    0.18    0.24    0.34    0.60    0.77    0.93    1.03    1.11    1.16    1.21    1.26    1.33
12     0.14    0.17    0.24    0.33    0.60    0.77    0.93    1.03    1.10    1.15    1.20    1.24    1.32    1.41
13     0.16    0.23    0.32    0.60    0.77    0.93    1.02    1.09    1.14    1.18    1.23    1.30    1.38    1.46
14     0.22    0.31    0.60    0.77    0.93    1.02    1.08    1.12    1.17    1.21    1.27    1.36    1.44    1.51
15     0.30    0.60    0.77    0.93    1.01    1.05    1.11    1.15    1.20    1.26    1.35    1.41    1.50    1.53
16     0.60    0.77    0.93    1.01    1.05    1.09    1.14    1.18    1.24    1.31    1.38    1.45    1.50    1.55
17     0.77    0.93    1.01    1.04    1.08    1.14    1.18    1.22    1.30    1.35    1.40    1.45    1.48    1.52
18     0.93    0.99    1.03    1.07    1.11    1.15    1.21    1.27    1.32    1.35    1.38    1.42    1.45    1.50
19     0.95    0.99    1.03    1.07    1.11    1.16    1.22    1.27    1.30    1.32    1.35    1.37    1.42    1.49
20     0.93    0.97    1.01    1.05    1.09    1.16    1.19    1.22    1.25    1.27    1.30    1.33    1.40    1.50
21     0.89    0.93    0.96    1.00    1.06    1.09    1.14    1.15    1.19    1.22    1.27    1.33    1.42    1.54
22     0.84    0.88    0.91    0.97    1.01    1.04    1.07    1.10    1.13    1.20    1.26    1.33    1.43    1.58
23     0.79    0.82    0.88    0.94    0.98    1.03    1.05    1.08    1.13    1.20    1.28    1.37    1.50    1.65
24     0.71    0.77    0.84    0.92    0.98    1.02    1.05    1.10    1.16    1.25    1.33    1.43    1.56    1.75
25     0.61    0.70    0.82    0.93    0.99    1.04    1.08    1.13    1.21    1.31    1.41    1.52    1.68    1.88
26     0.56    0.69    0.83    0.96    1.02    1.06    1.11    1.19    1.27    1.39    1.51    1.64    1.81    2.06
27     0.53    0.70    0.86    0.98    1.06    1.11    1.19    1.27    1.37    1.51    1.64    1.80    1.98    2.27
28     0.54    0.73    0.89    1.01    1.11    1.17    1.25    1.35    1.47    1.63    1.80    1.98    2.21    2.51
29     0.53    0.74    0.91    1.04    1.17    1.25    1.35    1.47    1.59    1.80    1.98    2.21    2.44    2.75
30     0.54    0.75    0.91    1.07    1.22    1.35    1.47    1.59    1.76    1.98    2.17    2.40    2.66    3.00
31     0.51    0.74    0.92    1.10    1.27    1.44    1.59    1.73    1.89    2.08    2.29    2.58    2.93    3.35
32     0.50    0.71    0.93    1.11    1.30    1.47    1.66    1.82    1.97    2.15    2.42    2.79    3.27    3.78
33     0.54    0.76    0.97    1.18    1.38    1.57    1.76    1.92    2.08    2.28    2.60    3.05    3.62    4.15
34     0.58    0.80    1.04    1.24    1.47    1.68    1.89    2.07    2.25    2.50    2.88    3.39    3.96    4.53
35     0.63    0.85    1.09    1.31    1.54    1.79    2.00    2.23    2.49    2.82    3.24    3.75    4.32    4.90
36     0.67    0.89    1.13    1.37    1.62    1.85    2.12    2.45    2.80    3.21    3.63    4.13    4.70    5.32
37     0.71    0.91    1.17    1.42    1.67    1.95    2.30    2.73    3.16    3.57    3.99    4.47    5.09    5.77
38     0.76    1.02    1.29    1.52    1.77    2.11    2.56    3.06    3.53    3.95    4.36    4.86    5.49    6.24
39     0.84    1.14    1.40    1.63    1.92    2.33    2.87    3.38    3.88    4.30    4.72    5.28    5.99    6.78
40     0.90    1.23    1.52    1.79    2.14    2.64    3.19    3.74    4.20    4.67    5.19    5.85    6.60    7.45
41     0.96    1.33    1.70    2.02    2.43    2.98    3.57    4.09    4.59    5.14    5.78    6.52    7.35    8.25
42     1.02    1.49    1.91    2.30    2.75    3.30    3.89    4.46    5.04    5.72    6.45    7.27    8.20    9.26
43     1.08    1.57    2.05    2.48    2.95    3.51    4.16    4.81    5.50    6.28    7.09    8.07    9.21   10.41
44     1.16    1.69    2.17    2.62    3.12    3.73    4.45    5.24    6.02    6.88    7.78    9.05   10.35   11.41
45     1.29    1.81    2.30    2.77    3.34    4.02    4.87    5.74    6.66    7.57    8.69   10.20   11.41   12.25
46     1.42    1.92    2.40    2.91    3.58    4.39    5.30    6.30    7.29    8.35    9.66   11.12   12.25   13.06
47     1.56    2.03    2.51    3.12    3.90    4.78    5.80    6.90    7.97    9.28   10.57   11.94   13.06   14.06
48     1.71    2.20    2.76    3.42    4.21    5.14    6.25    7.45    8.66   10.14   11.34   12.73   14.06   15.47
49     1.83    2.43    3.06    3.78    4.59    5.55    6.72    8.06    9.30   10.73   12.10   13.69   15.45   17.33
50     2.02    2.70    3.41    4.16    4.98    5.97    7.25    8.62    9.88   11.32   12.98   15.05   17.27   19.48

[2001 VBT ANB Male Smoker (ages 0 - 50) chart continued on this page]

                                                                                                     ATT
    15      16      17      18      19      20      21       22       23       24       25  ULT      AGE
  0.39    0.53    0.70    0.88    1.01    1.11    1.17     1.22     1.28     1.34     1.41  1.49      25
  0.50    0.67    0.84    0.99    1.08    1.15    1.22     1.28     1.34     1.41     1.49  1.57      26
  0.64    0.80    0.95    1.07    1.15    1.22    1.28     1.34     1.41     1.49     1.56  1.66      27
  0.78    0.93    1.06    1.15    1.22    1.28    1.34     1.41     1.49     1.54     1.61  1.66      28
  0.93    1.06    1.14    1.22    1.28    1.34    1.41     1.49     1.54     1.59     1.61  1.64      29
  1.06    1.14    1.22    1.28    1.34    1.41    1.49     1.54     1.56     1.58     1.60  1.62      30
  1.14    1.22    1.27    1.33    1.41    1.49    1.51     1.53     1.55     1.57     1.59  1.61      31
  1.20    1.27    1.31    1.39    1.47    1.49    1.51     1.53     1.55     1.57     1.59  1.61      32
  1.25    1.30    1.38    1.46    1.49    1.51    1.53     1.55     1.57     1.59     1.61  1.65      33
  1.29    1.35    1.44    1.49    1.51    1.53    1.55     1.57     1.59     1.61     1.65  1.71      34
  1.35    1.42    1.49    1.51    1.53    1.55    1.57     1.59     1.61     1.65     1.71  1.75      35
  1.41    1.48    1.51    1.53    1.55    1.57    1.59     1.61     1.65     1.71     1.75  1.85      36
  1.48    1.51    1.53    1.55    1.57    1.59    1.61     1.65     1.71     1.75     1.85  1.95      37
  1.51    1.53    1.55    1.57    1.59    1.61    1.65     1.71     1.75     1.85     1.95  2.10      38
  1.53    1.55    1.57    1.59    1.61    1.65    1.71     1.75     1.85     1.95     2.10  2.25      39
  1.55    1.57    1.59    1.61    1.65    1.71    1.75     1.85     1.95     2.10     2.25  2.43      40
  1.57    1.59    1.61    1.65    1.70    1.75    1.85     1.95     2.10     2.25     2.43  2.66      41
  1.54    1.56    1.65    1.70    1.75    1.84    1.94     2.10     2.25     2.43     2.66  2.94      42
  1.56    1.57    1.70    1.74    1.84    1.94    2.10     2.25     2.43     2.66     2.94  3.27      43
  1.57    1.64    1.74    1.84    1.94    2.09    2.25     2.42     2.66     2.94     3.27  3.67      44
  1.64    1.74    1.84    1.94    2.09    2.25    2.42     2.65     2.94     3.27     3.67  4.09      45
  1.69    1.84    1.94    2.09    2.25    2.42    2.65     2.94     3.27     3.67     4.09  4.48      46
  1.77    1.94    2.09    2.25    2.42    2.65    2.94     3.27     3.67     4.09     4.48  4.91      47
  1.87    2.08    2.25    2.42    2.65    2.94    3.27     3.67     4.06     4.48     4.91  5.13      48
  2.01    2.22    2.42    2.65    2.94    3.27    3.66     4.06     4.48     4.87     5.13  5.39      49
  2.13    2.41    2.65    2.94    3.27    3.65    4.06     4.48     4.84     5.13     5.39  5.77      50
  2.32    2.64    2.94    3.27    3.64    4.06    4.48     4.84     5.13     5.39     5.77  6.24      51
  2.53    2.91    3.27    3.63    4.06    4.48    4.83     5.13     5.39     5.77     6.24  6.88      52
  2.82    3.23    3.62    4.06    4.48    4.82    5.13     5.39     5.77     6.24     6.88  7.62      53
  3.13    3.60    4.06    4.48    4.81    5.13    5.39     5.77     6.24     6.88     7.62  8.55      54
  3.44    3.93    4.39    4.80    5.13    5.39    5.77     6.24     6.88     7.62     8.48  9.60      55
  3.84    4.32    4.74    5.13    5.39    5.77    6.24     6.88     7.62     8.48     9.38  10.67     56
  4.27    4.71    5.12    5.39    5.77    6.24    6.88     7.62     8.48     9.38    10.44  11.80     57
  4.63    5.07    5.39    5.77    6.24    6.88    7.62     8.48     9.37    10.44    11.41  12.67     58
  5.01    5.39    5.77    6.24    6.88    7.62    8.48     9.37    10.44    11.41    12.25  13.68     59
  5.39    5.77    6.24    6.88    7.62    8.48    9.37    10.44    11.41    12.25    13.06  14.92     60
  5.77    6.24    6.88    7.62    8.48    9.37   10.44    11.41    12.25    13.06    14.06  16.46     61
  6.24    6.88    7.62    8.48    9.37   10.44   11.41    12.25    13.06    14.06    15.47  18.34     62
  6.88    7.62    8.48    9.37   10.44   11.41   12.25    13.06    14.06    15.47    17.33  20.43     63
  7.62    8.48    9.37   10.44   11.41   12.25   13.06    14.06    15.47    17.33    19.48  22.56     64
  8.35    9.36   10.44   11.41   12.25   13.06   14.06    15.47    17.33    19.48    21.62  24.65     65
  9.32   10.44   11.41   12.25   13.06   14.06   15.47    17.33    19.48    21.62    23.01  26.65     66
 10.44   11.41   12.25   13.06   14.06   15.47   17.33    19.48    21.62    23.01    24.34  28.57     67
 11.41   12.25   13.06   14.06   15.47   17.33   19.48    21.62    23.01    24.34    26.19  30.59     68
 12.25   13.06   14.06   15.47   17.33   19.48   21.62    23.01    24.34    26.19    28.31  32.57     69
 13.06   14.06   15.47   17.33   19.48   21.62   23.01    24.34    26.19    28.31    30.83  34.99     70
 14.06   15.47   17.33   19.48   21.62   23.01   24.34    26.19    28.31    30.83    33.98  37.64     71
 15.47   17.33   19.48   21.62   23.01   24.34   26.19    28.31    30.83    33.98    37.58  41.30     72
 17.33   19.48   21.62   23.01   24.34   26.19   28.31    30.83    33.98    37.58    41.30  44.96     73
 19.48   21.62   23.01   24.34   26.19   28.31   30.83    33.98    37.58    41.30    44.96  48.63     74
 21.62   23.01   24.34   26.19   28.31   30.83   33.98    37.58    41.30    44.96    48.63  52.92     75

                                         2001 VBT ANB Male Smoker
Issue          Annual Premiums per $1,000
Age
     Duration
          1       2       3       4       5       6       7       8       9      10      11      12      13      14
51     2.25    3.05    3.84    4.65    5.46    6.48    7.71    9.09   10.49   12.10   14.19   16.85   19.38   21.62
52     2.50    3.43    4.34    5.17    6.00    6.96    8.20    9.66   11.28   13.30   15.85   18.88   21.48   22.99
53     2.62    3.74    4.76    5.70    6.57    7.58    8.93   10.63   12.47   14.92   17.83   20.97   22.69   24.34
54     2.72    4.05    5.24    6.24    7.13    8.27    9.88   11.89   14.00   16.79   19.79   22.16   24.31   26.19
55     2.85    4.40    5.71    6.72    7.73    9.12   11.06   13.36   15.67   18.53   20.82   23.61   26.19   28.31
56     2.97    4.67    6.08    7.23    8.43   10.16   12.44   15.00   17.41   19.63   22.36   25.53   28.31   30.83
57     3.06    4.90    6.46    7.85    9.35   11.40   13.95   16.63   19.06   21.78   24.91   28.29   30.83   33.98
58     3.30    5.19    6.92    8.59   10.47   12.81   15.47   18.12   20.46   23.55   27.06   30.83   33.98   37.58
59     3.59    5.54    7.48    9.47   11.70   14.27   16.99   19.52   21.77   25.22   29.21   33.98   37.58   41.30
60     3.99    5.99    8.12   10.43   12.99   15.72   18.43   20.90   23.06   26.99   31.62   37.02   41.30   44.96
61     4.46    6.51    8.81   11.38   14.23   17.15   19.85   22.21   24.37   28.92   34.07   39.70   44.96   48.63
62     5.00    7.11    9.57   12.40   15.52   18.62   21.37   23.76   26.03   31.12   36.49   42.20   48.26   52.82
63     5.33    7.81   10.63   13.75   17.03   20.28   23.20   25.80   28.36   33.77   39.28   45.16   51.58   57.47
64     5.56    8.55   11.78   15.18   18.73   22.17   25.34   28.30   31.20   36.85   42.60   48.89   55.90   62.74
65     5.68    9.26   12.96   16.79   20.60   24.29   27.74   31.02   34.31   40.31   46.50   53.41   61.20   68.86
66     5.72   10.29   14.32   18.32   22.57   26.36   29.83   33.24   36.83   43.16   49.92   57.58   66.42   75.84
67     6.03   11.46   15.77   20.01   24.75   28.58   32.10   35.59   39.42   46.20   53.68   62.33   72.23   83.04
68     6.92   12.74   17.40   21.84   26.58   31.09   35.25   39.17   42.91   50.34   58.81   68.52   79.20   91.29
69     7.73   14.16   19.19   23.83   27.33   33.96   37.91   41.46   45.52   53.64   63.02   73.36   85.13   97.48
70     8.61   15.74   21.14   25.98   27.97   36.81   40.17   43.70   51.77   60.88   71.15   82.85   95.23  108.58
71    11.00   17.51   23.29   26.89   32.00   39.04   42.08   48.56   56.13   65.68   76.99   89.04  102.11  116.55
72    14.04   19.46   25.67   30.88   35.81   40.64   45.54   50.64   56.24   66.16   77.41   89.72  103.40  118.75
73    16.29   23.56   29.53   34.38   38.46   42.30   46.35   54.16   57.57   67.31   78.91   91.87  106.48  122.75
74    19.08   25.74   31.95   37.32   41.57   45.07   52.33   56.34   60.20   74.65   89.48   96.73  112.39  129.65
75    22.26   27.08   34.07   40.94   44.50   50.71   55.31   59.98   72.61   88.31   95.76  111.46  128.81  147.67
76    22.42   29.60   36.97   44.06   49.46   54.83   59.86   70.63   87.16   95.29  110.42  128.41  147.44  163.87
77    22.62   31.41   39.87   48.09   54.20   59.74   69.99   86.02   95.07  109.90  124.78  143.71  159.99  178.26
78    23.51   33.08   42.89   53.39   59.62   69.18   84.90   94.85  109.39  121.55  136.23  156.20  175.96  195.12
79    24.75   35.22   46.92   59.50   68.10   83.79   94.63  108.88  119.96  132.64  152.50  173.69  194.47  222.69
80    26.02   38.36   51.99   66.82   82.70   94.41  108.37  118.40  131.13  148.38  169.44  190.16  222.69  235.97
81    27.68   42.41   58.52   75.85   94.19  107.86  116.86  130.23  146.04  164.26  189.53  222.69  235.97  249.66
82    29.99   47.74   66.68   86.63  107.36  115.34  129.33  145.25  161.92  188.90  222.69  235.97  249.66  264.85
83    33.74   54.67   76.47   98.94  113.84  128.44  144.46  159.62  188.27  222.69  235.97  249.66  264.85  277.90
84    39.45   63.29   87.65  112.36  127.56  143.68  157.35  187.64  222.69  235.97  249.66  264.85  277.90  291.56
85    47.19   73.49  100.05  126.68  142.90  155.11  187.02  222.69  235.97  249.66  264.85  277.90  291.56  305.86
86    56.64   85.33  113.87  142.13  152.90  186.40  222.69  235.97  249.66  264.85  277.90  291.56  305.86  320.83
87    67.57   99.08  129.75  150.73  185.78  222.69  235.97  249.66  264.85  277.90  291.56  305.86  320.83  336.48
88    80.36  115.44  148.59  185.16  222.69  235.97  249.66  264.85  277.90  291.56  305.86  320.83  336.48  352.85
89    96.43  135.33  184.55  222.69  235.97  249.66  264.85  277.90  291.56  305.86  320.83  336.48  352.85  369.99
90   117.67  183.94  222.69  235.97  249.66  264.85  277.90  291.56  305.86  320.83  336.48  352.85  369.99  387.90
91   171.79  219.76  235.97  249.66  264.85  277.90  291.56  305.86  320.83  336.48  352.85  369.99  387.90  406.63
92   210.92  235.97  249.66  264.85  277.90  291.56  305.86  320.83  336.48  352.85  369.99  387.90  406.63  430.21
93   235.97  249.66  264.85  277.90  291.56  305.86  320.83  336.48  352.85  369.99  387.90  406.63  430.21  455.16
94   249.66  264.85  277.90  291.56  305.86  320.83  336.48  352.85  369.99  387.90  406.63  430.21  455.16  481.56
95   264.85  277.90  291.56  305.86  320.83  336.48  352.85  369.99  387.90  406.63  430.21  455.16  481.56  509.49
96   277.90  291.56  305.86  320.83  336.48  352.85  369.99  387.90  406.63  430.21  455.16  481.56  509.49  539.05
97   291.56  305.86  320.83  336.48  352.85  369.99  387.90  406.63  430.21  455.16  481.56  509.49  539.05  570.31
98   305.86  320.83  336.48  352.85  369.99  387.90  406.63  430.21  455.16  481.56  509.49  539.05  570.31  603.39
99   320.83  336.48  352.85  369.98  387.90  406.63  430.21  455.16  481.56  509.49  539.05  570.31  603.39  638.38

[2001 VBT ANB Male Smoker (ages 51 - 99) chart continued on this page]

                                                                                                     ATT
    15      16      17      18      19      20      21       22       23       24       25  ULT      AGE
 23.01   24.34   26.19   28.31   30.83   33.98   37.58    41.30    44.96    48.63    52.82  57.47     76
 24.34   26.19   28.31   30.83   33.98   37.58   41.30    44.96    48.63    52.82    57.47  62.74     77
 26.19   28.31   30.83   33.98   37.58   41.30   44.96    48.63    52.82    57.47    62.74  68.86     78
 28.31   30.83   33.98   37.58   41.30   44.96   48.63    52.82    57.47    62.74    68.86  75.84     79
 30.83   33.98   37.58   41.30   44.96   48.63   52.82    57.47    62.74    68.86    75.84  83.27     80
 33.98   37.58   41.30   44.96   48.63   52.82   57.47    62.74    68.86    75.84    83.27  91.60     81
 37.58   41.30   44.96   48.63   52.82   57.47   62.74    68.86    75.84    83.27    91.60  99.95     82
 41.30   44.96   48.63   52.82   57.47   62.74   68.86    75.84    83.27    91.60    99.95  108.66    83
 44.96   48.63   52.82   57.47   62.74   68.86   75.84    83.27    91.60    99.95   108.66  118.11    84
 48.63   52.82   57.47   62.74   68.86   75.84   83.27    91.60    99.95   108.66   118.11  129.28    85
 52.82   57.47   62.74   68.86   75.84   83.27   91.60    99.95   108.66   118.11   129.28  141.51    86
 57.47   62.74   68.86   75.84   83.27   91.60   99.95   108.66   118.11   129.28   141.51  154.63    87
 62.74   68.86   75.84   83.27   91.60   99.95  108.66   118.11   129.28   141.51   154.63  168.39    88
 68.86   75.84   83.27   91.60   99.95  108.66  118.11   129.28   141.51   154.63   168.39  182.58    89
 75.84   83.27   91.60   99.95  108.66  118.11  129.28   141.51   154.63   168.39   182.58  196.98    90
 83.27   91.60   99.95  108.66  118.11  129.28  140.05   154.55   168.39   182.58   196.98  209.75    91
 91.60   99.95  108.66  118.11  129.28  139.33  153.25   167.64   182.51   196.98   209.75  222.69    92
 99.95  108.66  118.11  129.28  138.61  151.63  166.06   181.01   196.30   209.75   222.69  235.97    93
108.66  118.11  129.28  137.89  151.34  164.12  179.12   194.47   208.34   222.69   235.97  249.66    94
118.11  129.28  137.18  146.96  163.52  176.82  192.33   206.43   222.69   235.97   249.66  264.85    95
129.28  136.47  144.81  161.64  175.84  189.50  203.78   222.69   235.97   249.66   264.85  277.90    96
135.76  142.69  160.71  172.01  188.09  200.40  222.69   235.97   249.66   264.85   277.90  291.56    97
140.60  159.79  170.12  187.75  198.51  222.69  235.97   249.66   264.85   277.90   291.56  305.86    98
148.35  168.25  185.34  197.73  222.69  235.97  249.66   264.85   277.90   291.56   305.86  320.83    99
167.84  182.95  197.07  222.69  235.97  249.66  264.85   277.90   291.56   305.86   320.83  336.48   100
180.59  196.42  222.69  235.97  249.66  264.85  277.90   291.56   305.86   320.83   336.48  352.85   101
195.77  222.69  235.97  249.66  264.85  277.90  291.56   305.86   320.83   336.48   352.85  369.99   102
222.69  235.97  249.66  264.85  277.90  291.56  305.86   320.83   336.48   352.85   369.99  387.90   103
235.97  249.66  264.85  277.90  291.56  305.86  320.83   336.48   352.85   369.99   387.90  406.63   104
249.66  264.85  277.90  291.56  305.86  320.83  336.48   352.85   369.99   387.90   406.63  430.21   105
264.85  277.90  291.56  305.86  320.83  336.48  352.85   369.99   387.90   406.63   430.21  455.16   106
277.90  291.56  305.86  320.83  336.48  352.85  369.99   387.90   406.63   430.21   455.16  481.56   107
291.56  305.86  320.83  336.48  352.85  369.99  387.90   406.63   430.21   455.16   481.56  509.49   108
305.86  320.83  336.48  352.85  369.99  387.90  406.63   430.21   455.16   481.56   509.49  539.05   109
320.83  336.48  352.85  369.99  387.90  406.63  430.21   455.16   481.56   509.49   539.05  570.31   110
336.48  352.85  369.99  387.90  406.63  430.21  455.16   481.56   509.49   539.05   570.31  603.39   111
352.85  369.99  387.90  406.63  430.21  455.16  481.56   509.49   539.05   570.31   603.39  638.38   112
369.99  387.90  406.63  430.21  455.16  481.56  509.49   539.05   570.31   603.39   638.38  675.41   113
387.90  406.63  430.21  455.16  481.56  509.49  539.05   570.31   603.39   638.38   675.41  714.58   114
406.63  430.21  455.16  481.56  509.49  539.05  570.31   603.39   638.38   675.41   714.58  756.03   115
430.21  455.16  481.56  509.49  539.05  570.31  603.39   638.38   675.41   714.58   756.03  799.88   116
455.16  481.56  509.49  539.05  570.31  603.39  638.38   675.41   714.58   756.03   799.88  846.27   117
481.56  509.49  539.05  570.31  603.39  638.38  675.41   714.58   756.03   799.88   846.27  895.36   118
509.49  539.05  570.31  603.39  638.38  675.41  714.58   756.03   799.88   846.27   895.36  947.29   119
539.05  570.31  603.39  638.38  675.41  714.58  756.03   799.88   846.27   895.36   947.29  1000.00  120
570.31  603.39  638.38  675.41  714.58  756.03  799.88   846.27   895.36   947.29  1000.00  1000.00
603.39  638.38  675.41  714.58  756.03  799.88  846.27   895.36   947.29  1000.00  1000.00  1000.00
638.38  675.41  714.58  756.03  799.88  846.27  895.36   947.29  1000.00  1000.00  1000.00  1000.00
675.41  714.58  756.03  799.88  846.27  895.36  947.29  1000.00  1000.00  1000.00  1000.00  1000.00

                                      2001 VBT ANB Female Non Smoker

Issue          Annual Premiums per $1,000
Age
     Duration
          1       2       3       4       5       6       7       8       9      10      11      12      13      14
0      0.41    0.28    0.19    0.13    0.12    0.12    0.12    0.14    0.14    0.14    0.15    0.16    0.20    0.23
1      0.28    0.19    0.12    0.12    0.12    0.12    0.14    0.14    0.14    0.14    0.16    0.20    0.21    0.25
2      0.19    0.12    0.12    0.12    0.12    0.12    0.14    0.14    0.14    0.14    0.18    0.20    0.25    0.27
3      0.12    0.12    0.12    0.12    0.12    0.12    0.14    0.14    0.14    0.17    0.18    0.24    0.27    0.29
4      0.12    0.12    0.12    0.12    0.12    0.12    0.14    0.14    0.16    0.18    0.24    0.26    0.29    0.31
5      0.12    0.12    0.12    0.12    0.12    0.12    0.14    0.15    0.18    0.22    0.26    0.28    0.30    0.31
6      0.12    0.12    0.12    0.12    0.12    0.13    0.15    0.18    0.22    0.26    0.28    0.30    0.31    0.32
7      0.12    0.12    0.12    0.12    0.12    0.15    0.17    0.22    0.26    0.28    0.29    0.30    0.32    0.33
8      0.12    0.12    0.12    0.12    0.13    0.17    0.20    0.25    0.27    0.29    0.30    0.31    0.33    0.33
9      0.12    0.12    0.12    0.13    0.15    0.20    0.25    0.27    0.28    0.29    0.31    0.32    0.33    0.34
10     0.12    0.12    0.13    0.15    0.18    0.24    0.26    0.28    0.28    0.30    0.31    0.32    0.34    0.35
11     0.12    0.13    0.15    0.18    0.24    0.25    0.27    0.28    0.29    0.30    0.31    0.33    0.35    0.35
12     0.13    0.15    0.18    0.24    0.25    0.26    0.27    0.28    0.29    0.30    0.32    0.34    0.35    0.37
13     0.15    0.18    0.24    0.25    0.26    0.26    0.27    0.28    0.29    0.31    0.33    0.34    0.36    0.38
14     0.18    0.24    0.25    0.26    0.26    0.26    0.28    0.28    0.30    0.31    0.33    0.35    0.38    0.40
15     0.24    0.25    0.26    0.26    0.26    0.27    0.28    0.28    0.30    0.31    0.34    0.37    0.39    0.42
16     0.25    0.26    0.26    0.25    0.26    0.27    0.28    0.29    0.31    0.32    0.35    0.38    0.41    0.45
17     0.26    0.26    0.25    0.25    0.26    0.27    0.28    0.30    0.31    0.34    0.37    0.40    0.44    0.47
18     0.25    0.24    0.24    0.25    0.26    0.27    0.28    0.31    0.33    0.36    0.40    0.43    0.47    0.51
19     0.23    0.23    0.24    0.25    0.26    0.27    0.29    0.32    0.35    0.38    0.42    0.46    0.50    0.54
20     0.21    0.22    0.23    0.24    0.25    0.28    0.31    0.34    0.37    0.41    0.45    0.50    0.54    0.57
21     0.19    0.20    0.22    0.24    0.26    0.29    0.33    0.35    0.40    0.43    0.48    0.52    0.57    0.62
22     0.17    0.19    0.22    0.24    0.27    0.31    0.34    0.38    0.42    0.47    0.51    0.56    0.60    0.65
23     0.15    0.18    0.21    0.24    0.28    0.32    0.36    0.41    0.45    0.49    0.54    0.59    0.64    0.69
24     0.14    0.18    0.21    0.25    0.29    0.33    0.38    0.42    0.48    0.52    0.57    0.62    0.67    0.72
25     0.13    0.18    0.21    0.26    0.30    0.35    0.40    0.45    0.50    0.55    0.60    0.64    0.70    0.75
26     0.13    0.18    0.22    0.27    0.31    0.37    0.42    0.46    0.52    0.57    0.62    0.67    0.73    0.78
27     0.14    0.18    0.23    0.28    0.33    0.38    0.43    0.48    0.54    0.59    0.64    0.69    0.76    0.83
28     0.15    0.19    0.24    0.29    0.34    0.39    0.45    0.50    0.55    0.60    0.67    0.73    0.80    0.87
29     0.16    0.21    0.26    0.30    0.35    0.41    0.45    0.52    0.57    0.63    0.69    0.76    0.84    0.93
30     0.17    0.22    0.26    0.32    0.36    0.42    0.47    0.52    0.58    0.66    0.73    0.81    0.90    1.01
31     0.19    0.24    0.28    0.33    0.38    0.43    0.49    0.55    0.61    0.69    0.77    0.87    0.98    1.11
32     0.20    0.24    0.29    0.34    0.39    0.45    0.51    0.57    0.65    0.74    0.84    0.95    1.08    1.22
33     0.21    0.25    0.30    0.35    0.41    0.48    0.55    0.62    0.70    0.81    0.93    1.05    1.20    1.36
34     0.21    0.25    0.30    0.37    0.43    0.50    0.58    0.68    0.77    0.89    1.02    1.17    1.34    1.51
35     0.21    0.26    0.31    0.38    0.45    0.54    0.64    0.75    0.86    0.99    1.14    1.31    1.49    1.70
36     0.21    0.27    0.33    0.41    0.49    0.59    0.70    0.82    0.96    1.11    1.27    1.46    1.67    1.89
37     0.21    0.27    0.34    0.43    0.53    0.65    0.77    0.91    1.06    1.24    1.42    1.63    1.86    2.11
38     0.22    0.29    0.37    0.47    0.58    0.70    0.85    1.00    1.18    1.37    1.58    1.81    2.07    2.34
39     0.23    0.31    0.40    0.52    0.64    0.78    0.94    1.12    1.30    1.52    1.75    2.01    2.29    2.60
40     0.26    0.35    0.45    0.57    0.71    0.86    1.04    1.24    1.45    1.68    1.94    2.22    2.54    2.88
41     0.29    0.39    0.51    0.64    0.79    0.97    1.15    1.36    1.60    1.86    2.15    2.46    2.80    3.18
42     0.32    0.44    0.57    0.72    0.89    1.07    1.29    1.52    1.77    2.06    2.36    2.72    3.09    3.50
43     0.37    0.50    0.65    0.81    1.01    1.21    1.44    1.69    1.97    2.27    2.62    2.99    3.40    3.86
44     0.42    0.56    0.74    0.93    1.13    1.36    1.60    1.88    2.18    2.51    2.89    3.29    3.75    4.24
45     0.47    0.64    0.83    1.04    1.27    1.52    1.79    2.09    2.42    2.78    3.17    3.62    4.11    4.65
46     0.53    0.72    0.94    1.16    1.41    1.69    1.99    2.31    2.67    3.06    3.49    3.98    4.50    5.08
47     0.59    0.80    1.04    1.29    1.57    1.86    2.19    2.54    2.92    3.35    3.82    4.34    4.91    5.53
48     0.66    0.89    1.14    1.42    1.71    2.03    2.38    2.77    3.19    3.65    4.16    4.72    5.34    6.02
49     0.69    0.93    1.25    1.54    1.86    2.20    2.58    2.99    3.44    3.94    4.50    5.11    5.78    6.53
50     0.71    1.03    1.35    1.65    1.99    2.35    2.76    3.20    3.69    4.24    4.84    5.51    6.24    7.06

[2001 VBT ANB Female Non Smoker (ages 0 - 50) chart continued on this page]

                                                                                                     ATT
    15      16      17      18      19      20      21       22       23       24       25  ULT      AGE
  0.26    0.28    0.31    0.33    0.34    0.36    0.36     0.37     0.38     0.38     0.39  0.39      25
  0.28    0.30    0.32    0.33    0.35    0.36    0.37     0.38     0.38     0.38     0.39  0.41      26
  0.29    0.32    0.33    0.35    0.35    0.37    0.38     0.38     0.38     0.39     0.40  0.44      27
  0.31    0.32    0.34    0.35    0.36    0.37    0.38     0.38     0.39     0.40     0.43  0.45      28
  0.32    0.33    0.34    0.36    0.37    0.37    0.38     0.39     0.40     0.43     0.45  0.48      29
  0.33    0.34    0.35    0.37    0.37    0.38    0.39     0.40     0.43     0.45     0.48  0.49      30
  0.33    0.35    0.36    0.37    0.38    0.39    0.40     0.43     0.45     0.47     0.48  0.52      31
  0.34    0.36    0.36    0.38    0.39    0.40    0.43     0.45     0.47     0.48     0.52  0.55      32
  0.35    0.36    0.37    0.39    0.40    0.43    0.45     0.47     0.48     0.52     0.54  0.58      33
  0.35    0.37    0.39    0.40    0.42    0.45    0.47     0.48     0.52     0.54     0.58  0.63      34
  0.36    0.38    0.39    0.42    0.45    0.47    0.48     0.52     0.54     0.58     0.63  0.69      35
  0.38    0.39    0.41    0.44    0.47    0.48    0.51     0.54     0.57     0.62     0.68  0.73      36
  0.38    0.41    0.44    0.46    0.48    0.51    0.54     0.57     0.62     0.68     0.73  0.80      37
  0.40    0.44    0.46    0.48    0.51    0.54    0.57     0.62     0.68     0.73     0.78  0.83      38
  0.43    0.46    0.48    0.51    0.54    0.57    0.62     0.68     0.72     0.77     0.82  0.87      39
  0.45    0.48    0.51    0.54    0.57    0.62    0.68     0.72     0.77     0.82     0.87  0.92      40
  0.48    0.51    0.54    0.57    0.62    0.68    0.72     0.77     0.81     0.87     0.91  0.97      41
  0.51    0.54    0.57    0.62    0.68    0.72    0.77     0.81     0.87     0.91     0.97  1.04      42
  0.54    0.57    0.62    0.68    0.72    0.77    0.81     0.87     0.91     0.97     1.04  1.12      43
  0.57    0.62    0.68    0.72    0.77    0.81    0.87     0.91     0.97     1.04     1.12  1.21      44
  0.62    0.68    0.72    0.77    0.81    0.87    0.91     0.97     1.04     1.12     1.21  1.33      45
  0.66    0.72    0.76    0.81    0.86    0.91    0.97     1.04     1.12     1.21     1.33  1.47      46
  0.70    0.75    0.80    0.86    0.91    0.97    1.04     1.12     1.21     1.33     1.47  1.64      47
  0.73    0.79    0.84    0.90    0.97    1.04    1.12     1.21     1.33     1.47     1.64  1.83      48
  0.77    0.83    0.88    0.95    1.03    1.12    1.21     1.33     1.47     1.64     1.83  2.04      49
  0.80    0.87    0.94    1.02    1.11    1.21    1.33     1.47     1.64     1.83     2.04  2.29      50
  0.85    0.92    1.01    1.09    1.21    1.33    1.47     1.64     1.83     2.04     2.29  2.56      51
  0.90    0.99    1.08    1.19    1.32    1.47    1.64     1.83     2.04     2.29     2.56  2.88      52
  0.96    1.07    1.17    1.31    1.46    1.62    1.83     2.04     2.29     2.56     2.88  3.22      53
  1.04    1.15    1.30    1.45    1.61    1.81    2.04     2.29     2.56     2.88     3.22  3.58      54
  1.13    1.27    1.43    1.60    1.80    2.02    2.28     2.56     2.87     3.21     3.58  3.96      55
  1.25    1.41    1.58    1.79    2.01    2.26    2.55     2.86     3.20     3.57     3.96  4.41      56
  1.39    1.56    1.77    1.99    2.24    2.51    2.83     3.18     3.56     3.95     4.40  4.88      57
  1.54    1.75    1.97    2.22    2.49    2.80    3.15     3.52     3.94     4.38     4.87  5.39      58
  1.72    1.95    2.20    2.47    2.77    3.11    3.49     3.89     4.34     4.82     5.34  5.89      59
  1.92    2.17    2.45    2.75    3.08    3.44    3.85     4.30     4.77     5.29     5.83  6.41      60
  2.15    2.42    2.73    3.06    3.42    3.81    4.25     4.73     5.23     5.78     6.36  6.97      61
  2.39    2.69    3.03    3.39    3.79    4.21    4.68     5.20     5.74     6.31     6.93  7.58      62
  2.65    2.99    3.35    3.75    4.18    4.64    5.15     5.69     6.27     6.88     7.53  8.21      63
  2.93    3.30    3.71    4.14    4.61    5.11    5.65     6.23     6.84     7.49     8.18  8.90      64
  3.24    3.65    4.09    4.56    5.06    5.61    6.19     6.82     7.47     8.16     8.88  9.66      65
  3.58    4.03    4.51    5.02    5.57    6.16    6.79     7.45     8.15     8.87     9.65  10.50     66
  3.95    4.43    4.95    5.51    6.11    6.75    7.43     8.14     8.87     9.64    10.48  11.42     67
  4.35    4.88    5.45    6.06    6.71    7.40    8.12     8.86     9.63    10.47    11.40  12.45     68
  4.78    5.35    5.97    6.64    7.35    8.10    8.86     9.63    10.46    11.39    12.41  13.58     69
  5.23    5.86    6.55    7.27    8.05    8.86    9.62    10.46    11.37    12.41    13.53  14.84     70
  5.72    6.40    7.13    7.93    8.79    9.62   10.46    11.37    12.40    13.52    14.79  16.29     71
  6.22    6.96    7.77    8.64    9.59   10.45   11.37    12.40    13.52    14.77    16.24  17.91     72
  6.77    7.57    8.44    9.40   10.44   11.37   12.38    13.50    14.77    16.24    17.83  19.67     73
  7.35    8.23    9.19   10.24   11.35   12.38   13.50    14.77    16.24    17.83    19.60  21.60     74
  7.96    8.93    9.99   11.16   12.37   13.50   14.77    16.24    17.83    19.60    21.56  23.75     75

                                      2001 VBT ANB Female Non Smoker
Issue          Annual Premiums per $1,000
Age
     Duration
          1       2       3       4       5       6       7       8       9      10      11      12      13      14
51     0.76    1.16    1.47    1.77    2.13    2.51    2.94    3.42    3.95    4.54    5.20    5.92    6.73    7.63
52     0.79    1.30    1.59    1.90    2.26    2.66    3.11    3.62    4.20    4.85    5.56    6.36    7.24    8.23
53     0.84    1.39    1.71    2.02    2.39    2.81    3.29    3.84    4.46    5.17    5.95    6.83    7.81    8.90
54     0.88    1.49    1.84    2.15    2.53    2.97    3.48    4.07    4.74    5.50    6.37    7.34    8.43    9.65
55     0.93    1.60    1.98    2.30    2.69    3.15    3.69    4.32    5.05    5.89    6.84    7.92    9.13   10.49
56     1.03    1.72    2.15    2.49    2.89    3.38    3.96    4.64    5.44    6.35    7.40    8.59    9.94   11.48
57     1.09    1.85    2.34    2.69    3.13    3.65    4.28    5.03    5.89    6.89    8.04    9.36   10.86   12.57
58     1.12    1.98    2.53    2.91    3.39    3.97    4.66    5.48    6.42    7.53    8.79   10.25   11.91   13.82
59     1.22    2.10    2.74    3.16    3.68    4.32    5.08    5.98    7.03    8.26    9.66   11.28   13.12   15.22
60     1.28    2.23    2.95    3.40    3.98    4.70    5.55    6.56    7.73    9.09   10.66   12.44   14.52   16.85
61     1.34    2.35    3.15    3.65    4.29    5.09    6.04    7.17    8.50   10.02   11.79   13.79   16.09   18.70
62     1.44    2.49    3.35    3.89    4.60    5.49    6.56    7.83    9.33   11.05   13.04   15.32   17.90   20.83
63     1.61    2.63    3.54    4.12    4.90    5.89    7.10    8.54   10.23   12.20   14.45   17.03   19.94   23.22
64     1.81    3.37    3.75    4.36    5.21    6.31    7.67    9.30   11.22   13.44   16.01   18.94   22.23   25.90
65     2.06    3.58    3.96    4.61    5.54    6.76    8.29   10.14   12.31   14.84   17.76   21.06   24.75   28.92
66     2.16    3.84    4.21    4.90    5.93    7.29    9.02   11.11   13.60   16.46   19.74   23.49   27.67   32.36
67     2.23    4.11    4.48    5.24    6.39    7.93    9.88   12.24   15.03   18.30   22.02   26.22   30.96   36.20
68     2.53    4.41    4.83    5.68    6.96    8.69   10.90   13.57   16.74   20.41   24.60   29.33   34.63   40.49
69     2.85    4.75    5.23    6.19    7.66    9.62   12.10   15.14   18.70   22.83   27.54   32.84   38.73   45.07
70     3.22    5.12    5.71    6.83    8.50   10.74   13.56   16.97   20.99   25.62   30.85   36.77   43.32   49.65
71     3.67    5.55    6.28    7.60    9.54   12.09   15.27   19.12   23.62   28.80   34.64   41.18   48.47   54.62
72     5.55    6.02    6.95    8.52   10.77   13.70   17.31   21.62   26.66   32.43   38.92   46.15   54.13   58.93
73     6.02    6.59    7.75    9.63   12.25   15.58   19.66   24.50   30.12   36.54   43.71   51.68   58.37   65.19
74     6.55    7.28    8.74   10.98   13.99   17.79   22.39   27.81   34.06   41.15   49.06   57.75   64.85   72.03
75     7.13    8.14    9.95   12.59   16.06   20.37   25.53   31.60   38.53   46.37   55.00   64.53   71.88   79.68
76     7.87    9.21   11.41   14.48   18.44   23.29   29.04   35.72   43.34   51.87   61.28   71.64   79.60   88.04
77     8.90   10.60   13.21   16.75   21.21   26.62   33.00   40.35   48.65   58.01   68.25   79.49   87.95   96.77
78    10.27   12.36   15.42   19.44   24.46   30.44   37.47   45.54   54.59   64.77   75.80   87.95   96.77  106.37
79    10.80   14.61   18.12   22.65   28.20   34.84   42.55   51.30   61.16   72.11   84.10   96.67  106.26  116.68
80    12.09   17.41   21.37   26.43   32.56   39.80   48.21   57.72   68.37   80.19   93.00  106.15  116.56  127.99
81    13.63   20.82   25.25   30.81   37.56   45.44   54.52   64.78   76.25   88.96  102.71  116.56  127.99  140.55
82    15.34   24.95   29.82   35.91   43.20   51.73   61.51   72.54   84.85   98.47  113.15  127.86  140.40  154.33
83    17.05   29.79   35.16   41.75   49.62   58.80   69.21   81.02   94.17  108.69  124.33  140.40  154.17  169.29
84    21.22   35.12   41.31   48.38   56.76   66.56   77.74   90.33  104.23  119.54  136.13  154.17  169.29  185.89
85    25.52   41.27   48.30   55.79   64.76   75.10   86.96  100.31  115.04  131.25  148.81  167.85  185.70  203.92
86    33.63   48.25   55.79   64.10   73.51   84.52   97.07  111.07  126.61  143.73  162.26  182.33  203.92  223.68
87    39.43   55.73   64.03   73.30   83.19   94.68  107.87  122.60  138.96  156.97  176.47  197.61  220.17  244.33
88    49.69   64.03   73.22   83.10   93.73  105.76  119.50  134.93  152.09  170.99  191.27  213.44  237.11  262.47
89    61.50   73.22   83.10   93.64  105.06  117.60  131.92  148.05  166.01  185.61  207.02  230.03  254.81  281.38
90    73.22   83.10   93.64  105.06  117.23  130.39  145.31  161.98  180.72  201.18  223.34  247.36  273.27  301.05
91    83.10   93.64  105.06  117.23  130.26  143.91  159.40  176.72  196.02  217.34  240.41  265.46  292.20  321.18
92    93.64  105.06  117.23  130.26  143.91  158.29  174.32  192.27  212.11  234.24  258.24  284.03  312.16  342.04
93   105.06  117.23  130.26  143.91  158.29  173.52  189.88  208.43  229.19  251.92  276.55  303.63  332.56  363.64
94   117.23  130.26  143.91  158.29  173.52  189.62  206.45  225.38  246.83  270.09  295.88  323.66  353.69  385.97
95   130.26  143.91  158.29  173.52  189.62  206.45  223.65  243.11  264.98  289.27  315.66  344.42  375.54  409.03
96   143.91  158.29  173.52  189.62  206.45  223.65  241.65  261.64  284.17  308.92  336.16  365.90  398.12  432.83
97   158.29  173.52  189.62  206.45  223.65  241.65  260.46  280.96  303.82  329.30  357.39  388.10  421.42  457.36
98   173.52  189.62  206.45  223.65  241.65  260.46  280.09  300.78  324.22  350.40  379.34  411.02  445.45  482.63
99   189.62  206.45  223.65  241.65  260.46  280.09  300.24  321.36  345.36  372.24  402.01  434.66  470.20  508.63

[2001 VBT ANB Female Non Smoker (ages 51 - 99) chart continued on this page]

                                                                                                     ATT
    15      16      17      18      19      20      21       22       23       24       25  ULT      AGE
  8.61    9.69   10.87   12.17   13.48   14.77   16.24    17.83    19.60    21.56    23.67  26.10     76
  9.33   10.52   11.84   13.30   14.73   16.24   17.83    19.60    21.56    23.67    26.02  28.69     77
 10.12   11.44   12.94   14.57   16.18   17.83   19.60    21.56    23.67    26.02    28.57  31.55     78
 11.01   12.50   14.15   15.99   17.77   19.58   21.54    23.67    26.02    28.57    31.41  34.64     79
 12.01   13.70   15.56   17.62   19.52   21.54   23.67    26.02    28.57    31.41    34.53  38.08     80
 13.16   15.06   17.17   19.46   21.45   23.65   25.99    28.57    31.41    34.50    37.92  42.85     81
 14.47   16.59   18.97   21.38   23.55   25.96   28.54    31.38    34.50    37.88    41.64  48.24     82
 15.93   18.33   20.98   23.47   25.86   28.51   31.35    34.46    37.88    41.64    45.78  53.57     83
 17.60   20.26   23.23   25.77   28.39   31.32   34.43    37.84    41.60    45.73    50.27  59.45     84
 19.48   22.44   25.66   28.30   31.18   34.39   37.80    41.55    45.73    50.27    55.19  66.09     85
 21.63   24.93   28.18   31.09   34.25   37.72   41.51    45.64    50.22    55.19    60.68  72.00     86
 24.11   27.79   30.95   34.14   37.61   41.42   45.59    50.16    55.14    60.61    66.69  81.13     87
 26.90   30.86   33.99   37.49   41.29   45.49   50.06    55.08    60.55    66.62    73.23  90.64     88
 30.02   33.89   37.33   41.16   45.35   49.90   54.97    60.49    66.55    73.16    80.42  100.76    89
 33.52   37.21   40.99   45.21   49.75   54.79   60.36    66.42    73.08    80.34    88.40  109.94    90
 37.17   40.95   45.16   49.70   54.74   60.30   66.35    73.01    80.34    88.31    97.06  114.02    91
 40.95   45.12   49.70   54.74   60.24   66.28   72.93    80.25    88.22    97.06   106.59  122.83    92
 45.07   49.65   54.68   60.18   66.28   72.93   80.17    88.22    96.96   106.59   117.16  136.28    93
 49.65   54.62   60.18   66.21   72.86   80.17   88.22    96.96   106.59   117.16   128.64  153.46    94
 54.62   60.18   66.21   72.86   80.17   88.13   96.86   106.48   117.04   128.64   141.40  174.88    95
 59.55   65.87   72.63   80.09   88.13   96.86  106.48   116.92   128.51   141.40   155.11  195.08    96
 65.53   72.48   79.93   88.13   96.86  106.48  116.92   128.51   141.26   154.95   170.15  215.88    97
 72.26   79.84   88.13   96.86  106.48  116.92  128.51   141.26   154.95   169.98   186.45  217.88    98
 79.76   88.04   96.77  106.48  116.80  128.38  141.12   154.80   169.98   186.45   204.53  228.37    99
 88.04   96.77  106.48  116.80  128.38  141.12  154.80   169.98   186.45   204.53   224.13  245.85   100
 96.77  106.37  116.80  128.38  140.97  154.80  169.81   186.26   204.33   224.13   245.85  269.42   101
106.37  116.80  128.25  140.97  154.64  169.81  186.26   204.33   224.13   245.85   269.42  295.54   102
116.68  128.25  140.83  154.64  169.64  186.26  204.33   224.13   245.61   269.42   295.24  323.87   103
128.12  140.83  154.48  169.64  186.07  204.33  224.13   245.61   269.42   295.24   323.22  354.91   104
140.55  154.48  169.47  186.07  204.12  223.91  245.61   269.42   295.24   322.57   354.91  388.35   105
154.33  169.47  186.07  204.12  223.91  245.61  269.42   295.24   322.25   354.91   388.35  422.59   106
169.47  185.89  204.12  223.91  245.61  269.42  295.24   321.60   354.91   388.35   422.59  457.63   107
185.89  204.12  223.91  245.61  269.42  295.24  320.96   354.91   388.35   422.59   457.63  492.87   108
203.92  223.91  245.61  269.15  295.24  320.31  354.91   388.35   422.59   457.63   492.87  529.51   109
223.68  245.61  269.15  295.24  319.98  354.91  388.35   422.59   457.63   492.87   529.51  566.95   110
245.36  269.15  295.24  319.34  354.91  388.35  422.59   457.63   492.87   529.51   566.95  603.00   111
269.15  295.24  318.69  354.91  388.35  422.16  457.17   492.87   529.51   566.95   603.00  638.00   112
289.53  318.30  348.43  380.22  413.65  448.74  485.48   523.87   563.92   603.00   638.00  670.00   113
309.73  339.55  371.11  404.40  439.43  476.21  514.72   554.96   596.95   638.00   670.00  714.50   114
330.39  361.57  394.57  429.40  466.07  504.56  544.89   587.04   631.03   670.00   714.50  756.00   115
351.80  384.34  418.82  455.22  493.55  533.81  575.99   620.10   666.14   714.10   756.00  799.00   116
373.95  407.89  443.86  481.86  521.88  563.94  608.03   654.14   702.29   752.46   799.00  846.00   117
396.85  432.20  469.69  509.31  551.07  594.97  641.00   689.17   739.47   791.91   846.00  889.48   118
420.50  457.27  496.30  537.58  581.10  626.88  674.90   725.17   777.69   832.46   889.48  933.63   119
444.89  483.12  523.71  566.67  611.99  659.68  709.74   762.16   816.95   874.11   933.63  1000.00  120
470.03  509.72  551.90  596.57  643.73  693.38  745.51   800.14   857.25   916.85  1000.00  1000.00
495.92  537.10  580.89  627.30  676.32  727.96  782.22   839.09   898.58  1000.00  1000.00  1000.00
522.56  565.24  610.66  658.84  709.76  763.43  819.86   879.03  1000.00  1000.00  1000.00  1000.00
549.94  594.14  641.23  691.20  744.06  799.80  858.43  1000.00  1000.00  1000.00  1000.00  1000.00

                                      2001 VBT ANB Female Smoker

Issue          Annual Premiums per $1,000
Age
     Duration
          1       2       3       4       5       6       7       8       9      10      11      12      13      14
0      0.41    0.28    0.19    0.13    0.12    0.12    0.12    0.14    0.14    0.14    0.15    0.16    0.20    0.23
1      0.28    0.19    0.12    0.12    0.12    0.12    0.14    0.14    0.14    0.14    0.16    0.20    0.21    0.25
2      0.19    0.12    0.12    0.12    0.12    0.12    0.14    0.14    0.14    0.14    0.18    0.20    0.25    0.27
3      0.12    0.12    0.12    0.12    0.12    0.12    0.14    0.14    0.14    0.17    0.18    0.24    0.27    0.31
4      0.12    0.12    0.12    0.12    0.12    0.12    0.14    0.14    0.16    0.18    0.24    0.26    0.31    0.34
5      0.12    0.12    0.12    0.12    0.12    0.12    0.14    0.15    0.18    0.22    0.26    0.30    0.33    0.37
6      0.12    0.12    0.12    0.12    0.12    0.13    0.15    0.18    0.22    0.26    0.30    0.33    0.37    0.40
7      0.12    0.12    0.12    0.12    0.12    0.15    0.17    0.22    0.26    0.30    0.32    0.36    0.40    0.43
8      0.12    0.12    0.12    0.12    0.13    0.17    0.20    0.25    0.29    0.32    0.36    0.39    0.43    0.46
9      0.12    0.12    0.12    0.13    0.15    0.20    0.25    0.29    0.31    0.35    0.39    0.41    0.46    0.49
10     0.12    0.12    0.13    0.15    0.18    0.24    0.27    0.31    0.34    0.38    0.40    0.44    0.49    0.52
11     0.12    0.13    0.15    0.18    0.24    0.26    0.30    0.34    0.36    0.40    0.43    0.47    0.52    0.55
12     0.13    0.15    0.18    0.24    0.26    0.29    0.33    0.35    0.39    0.42    0.46    0.50    0.55    0.59
13     0.15    0.18    0.24    0.26    0.29    0.31    0.34    0.38    0.40    0.45    0.49    0.53    0.58    0.63
14     0.18    0.24    0.26    0.29    0.30    0.33    0.36    0.39    0.43    0.46    0.52    0.57    0.62    0.67
15     0.24    0.26    0.29    0.30    0.33    0.35    0.38    0.40    0.45    0.49    0.55    0.60    0.66    0.71
16     0.26    0.29    0.30    0.32    0.34    0.37    0.39    0.43    0.48    0.52    0.57    0.64    0.70    0.77
17     0.29    0.30    0.32    0.33    0.35    0.38    0.42    0.46    0.51    0.56    0.62    0.69    0.76    0.83
18     0.29    0.31    0.32    0.34    0.37    0.39    0.44    0.50    0.55    0.60    0.67    0.75    0.82    0.91
19     0.29    0.31    0.33    0.36    0.38    0.42    0.47    0.52    0.59    0.64    0.73    0.81    0.90    0.98
20     0.28    0.30    0.33    0.36    0.40    0.46    0.51    0.56    0.63    0.70    0.79    0.89    0.98    1.06
21     0.26    0.29    0.33    0.37    0.42    0.48    0.55    0.60    0.69    0.76    0.85    0.95    1.04    1.15
22     0.25    0.28    0.34    0.39    0.45    0.51    0.58    0.66    0.75    0.84    0.93    1.03    1.12    1.23
23     0.23    0.28    0.33    0.40    0.47    0.54    0.62    0.71    0.80    0.90    0.99    1.11    1.20    1.31
24     0.22    0.29    0.35    0.42    0.49    0.58    0.66    0.75    0.86    0.96    1.07    1.16    1.28    1.37
25     0.21    0.29    0.36    0.44    0.53    0.61    0.72    0.81    0.92    1.02    1.13    1.22    1.33    1.45
26     0.21    0.29    0.38    0.46    0.55    0.65    0.76    0.85    0.96    1.08    1.19    1.28    1.41    1.53
27     0.23    0.31    0.40    0.48    0.59    0.69    0.78    0.89    1.01    1.12    1.23    1.35    1.48    1.63
28     0.25    0.33    0.42    0.52    0.61    0.71    0.82    0.93    1.05    1.16    1.29    1.43    1.58    1.73
29     0.27    0.37    0.45    0.54    0.65    0.75    0.85    0.98    1.09    1.22    1.35    1.51    1.68    1.87
30     0.30    0.39    0.47    0.58    0.67    0.78    0.89    1.00    1.13    1.28    1.43    1.61    1.81    2.04
31     0.34    0.42    0.51    0.60    0.71    0.82    0.93    1.06    1.19    1.36    1.53    1.74    1.99    2.26
32     0.36    0.44    0.53    0.64    0.73    0.86    0.99    1.12    1.29    1.48    1.69    1.93    2.20    2.51
33     0.38    0.46    0.55    0.66    0.79    0.92    1.06    1.22    1.40    1.63    1.88    2.15    2.47    2.82
34     0.38    0.47    0.58    0.70    0.83    0.98    1.14    1.35    1.56    1.81    2.09    2.42    2.79    3.18
35     0.38    0.49    0.60    0.74    0.89    1.07    1.27    1.50    1.75    2.04    2.36    2.73    3.14    3.59
36     0.39    0.51    0.64    0.80    0.97    1.17    1.41    1.67    1.95    2.28    2.64    3.04    3.51    3.99
37     0.41    0.54    0.68    0.86    1.06    1.30    1.56    1.86    2.18    2.56    2.96    3.41    3.89    4.45
38     0.44    0.58    0.74    0.94    1.18    1.44    1.74    2.07    2.45    2.84    3.29    3.78    4.33    4.92
39     0.48    0.64    0.82    1.06    1.32    1.61    1.95    2.32    2.71    3.18    3.67    4.21    4.79    5.45
40     0.54    0.72    0.94    1.20    1.48    1.81    2.18    2.59    3.04    3.53    4.06    4.65    5.30    6.01
41     0.62    0.82    1.08    1.36    1.67    2.04    2.43    2.88    3.38    3.93    4.51    5.16    5.86    6.61
42     0.70    0.96    1.24    1.56    1.91    2.30    2.75    3.23    3.77    4.36    4.99    5.70    6.45    7.27
43     0.82    1.10    1.42    1.78    2.19    2.62    3.10    3.64    4.21    4.84    5.54    6.28    7.10    7.98
44     0.95    1.27    1.64    2.06    2.49    2.97    3.49    4.07    4.70    5.38    6.12    6.92    7.80    8.75
45     1.09    1.47    1.89    2.34    2.83    3.37    3.93    4.56    5.24    5.97    6.75    7.62    8.56    9.57
46     1.23    1.67    2.14    2.63    3.18    3.76    4.39    5.05    5.79    6.57    7.42    8.34    9.33   10.40
47     1.40    1.88    2.39    2.94    3.55    4.18    4.85    5.57    6.36    7.21    8.10    9.09   10.14   11.28
48     1.58    2.11    2.67    3.28    3.90    4.59    5.31    6.10    6.94    7.84    8.82    9.85   10.99   12.20
49     1.66    2.23    2.94    3.59    4.27    5.00    5.77    6.60    7.51    8.48    9.52   10.65   11.86   13.17
50     1.75    2.50    3.21    3.88    4.60    5.37    6.20    7.10    8.06    9.12   10.23   11.46   12.76   14.17

[2001 VBT ANB Female Smoker (ages 0 - 50) chart continued on this page]

                                                                                                     ATT
    15      16      17      18      19      20      21       22       23       24       25  ULT      AGE
  0.26    0.28    0.33    0.37    0.41    0.45    0.48     0.51     0.54     0.56     0.60  0.64      25
  0.28    0.32    0.36    0.40    0.44    0.48    0.51     0.54     0.56     0.59     0.62  0.68      26
  0.31    0.36    0.40    0.44    0.46    0.51    0.54     0.56     0.59     0.62     0.67  0.73      27
  0.34    0.38    0.42    0.46    0.49    0.53    0.56     0.59     0.62     0.67     0.72  0.77      28
  0.38    0.41    0.45    0.49    0.53    0.56    0.59     0.62     0.67     0.72     0.77  0.83      29
  0.41    0.45    0.48    0.53    0.56    0.59    0.62     0.67     0.72     0.77     0.83  0.86      30
  0.44    0.48    0.51    0.56    0.59    0.62    0.66     0.72     0.76     0.82     0.84  0.94      31
  0.47    0.51    0.54    0.59    0.62    0.66    0.72     0.76     0.82     0.84     0.92  1.00      32
  0.50    0.54    0.58    0.62    0.66    0.72    0.76     0.82     0.84     0.92     0.99  1.08      33
  0.53    0.58    0.62    0.66    0.70    0.76    0.82     0.84     0.92     0.99     1.07  1.17      34
  0.56    0.61    0.65    0.70    0.76    0.82    0.84     0.92     0.99     1.07     1.17  1.30      35
  0.61    0.65    0.69    0.74    0.82    0.84    0.92     0.98     1.06     1.15     1.28  1.40      36
  0.63    0.69    0.74    0.80    0.84    0.92    0.98     1.06     1.15     1.28     1.38  1.53      37
  0.67    0.74    0.80    0.84    0.92    0.98    1.06     1.15     1.28     1.38     1.50  1.60      38
  0.73    0.80    0.84    0.92    0.98    1.06    1.15     1.28     1.38     1.48     1.58  1.70      39
  0.78    0.84    0.92    0.98    1.06    1.15    1.28     1.37     1.47     1.57     1.69  1.80      40
  0.84    0.92    0.98    1.06    1.15    1.28    1.37     1.47     1.57     1.69     1.79  1.92      41
  0.92    0.98    1.06    1.15    1.28    1.37    1.47     1.57     1.69     1.79     1.91  2.07      42
  0.98    1.06    1.15    1.28    1.37    1.47    1.57     1.69     1.79     1.91     2.07  2.24      43
  1.06    1.15    1.28    1.37    1.47    1.57    1.69     1.79     1.91     2.07     2.24  2.45      44
  1.15    1.28    1.37    1.47    1.57    1.69    1.79     1.91     2.07     2.24     2.45  2.69      45
  1.25    1.36    1.46    1.57    1.68    1.79    1.91     2.07     2.24     2.45     2.69  2.96      46
  1.33    1.44    1.55    1.67    1.78    1.91    2.07     2.24     2.45     2.69     2.96  3.30      47
  1.41    1.52    1.63    1.77    1.91    2.07    2.24     2.45     2.69     2.96     3.30  3.74      48
  1.48    1.62    1.73    1.88    2.06    2.24    2.45     2.69     2.96     3.30     3.74  4.23      49
  1.56    1.71    1.85    2.02    2.23    2.45    2.69     2.96     3.30     3.74     4.23  4.77      50
  1.66    1.82    2.01    2.20    2.45    2.69    2.96     3.30     3.74     4.23     4.77  5.36      51
  1.78    1.97    2.18    2.42    2.69    2.96    3.30     3.74     4.23     4.77     5.36  6.00      52
  1.92    2.15    2.38    2.67    2.96    3.30    3.74     4.23     4.77     5.36     6.00  6.69      53
  2.10    2.35    2.66    2.96    3.30    3.74    4.23     4.77     5.36     6.00     6.69  7.43      54
  2.31    2.60    2.96    3.30    3.74    4.23    4.77     5.36     6.00     6.69     7.43  8.22      55
  2.57    2.92    3.30    3.74    4.23    4.77    5.36     6.00     6.69     7.43     8.22  9.06      56
  2.88    3.27    3.74    4.23    4.77    5.36    6.00     6.69     7.43     8.22     9.06  9.95      57
  3.23    3.69    4.19    4.77    5.36    6.00    6.69     7.43     8.22     9.06     9.95  10.81     58
  3.63    4.15    4.72    5.36    6.00    6.69    7.43     8.22     9.06     9.95    10.81  11.77     59
  4.09    4.68    5.31    6.00    6.69    7.43    8.22     9.06     9.95    10.81    11.77  12.76     60
  4.56    5.18    5.87    6.69    7.43    8.22    9.06     9.95    10.81    11.77    12.76  13.78     61
  5.05    5.72    6.46    7.43    8.15    9.06    9.95    10.81    11.77    12.76    13.78  14.94     62
  5.57    6.31    7.09    7.96    8.89    9.89   10.81    11.77    12.76    13.78    14.94  16.09     63
  6.14    6.93    7.77    8.68    9.67   10.73   11.72    12.76    13.78    14.94    16.09  17.30     64
  6.76    7.59    8.50    9.47   10.50   11.62   12.66    13.78    14.91    16.09    17.30  18.62     65
  7.44    8.33    9.29   10.31   11.40   12.57   13.69    14.87    16.09    17.30    18.62  20.03     66
  8.16    9.11   10.12   11.20   12.36   13.56   14.79    16.05    17.30    18.61    20.03  21.61     67
  8.94    9.95   11.03   12.18   13.38   14.65   15.94    17.24    18.57    20.00    21.58  23.35     68
  9.77   10.85   11.99   13.20   14.48   15.80   17.14    18.48    19.93    21.53    23.27  25.24     69
 10.64   11.79   13.02   14.30   15.63   17.01   18.36    19.82    21.44    23.19    25.13  27.35     70
 11.56   12.77   14.06   15.44   16.89   18.23   19.70    21.31    23.07    25.02    27.21  29.77     71
 12.51   13.80   15.18   16.64   18.20   19.55   21.17    22.94    24.88    27.07    29.58  32.44     72
 13.51   14.90   16.35   17.92   19.43   20.99   22.77    24.71    26.91    29.43    32.19  35.32     73
 14.58   16.06   17.63   19.32   20.90   22.55   24.44    26.69    29.20    31.98    35.01  38.47     74
 15.70   17.29   19.00   20.82   22.51   24.18   26.42    28.91    31.64    34.64    37.92  41.62     75

                                      2001 VBT ANB Female Smoker

Issue          Annual Premiums per $1,000
Age
     Duration
          1       2       3       4       5       6       7       8       9      10      11      12      13      14
51     1.87    2.84    3.53    4.20    4.96    5.76    6.65    7.60    8.64    9.76   10.97   12.29   13.71   15.24
52     1.98    3.20    3.86    4.54    5.30    6.14    7.06    8.08    9.21   10.43   11.73   13.15   14.70   16.37
53     2.13    3.47    4.20    4.87    5.65    6.53    7.50    8.58    9.78   11.11   12.53   14.09   15.78   17.60
54     2.27    3.76    4.56    5.23    6.02    6.93    7.98    9.13   10.41   11.83   13.40   15.12   16.97   19.00
55     2.40    4.08    4.96    5.63    6.46    7.40    8.50    9.72   11.11   12.67   14.38   16.27   18.32   20.54
56     2.63    4.30    5.29    5.98    6.82    7.81    8.97   10.28   11.79   13.47   15.34   17.41   19.67   22.16
57     2.72    4.53    5.64    6.35    7.25    8.30    9.54   10.96   12.58   14.40   16.43   18.71   21.22   23.96
58     2.75    4.78    5.99    6.76    7.73    8.87   10.20   11.76   13.51   15.51   17.71   20.19   22.95   25.99
59     2.91    4.97    6.36    7.20    8.22    9.49   10.94   12.64   14.56   16.76   19.20   21.92   24.95   28.27
60     3.00    5.15    6.70    7.60    8.74   10.13   11.75   13.62   15.75   18.18   20.87   23.86   27.20   30.85
61     3.07    5.34    7.01    7.99    9.25   10.78   12.57   14.65   17.05   19.75   22.74   26.07   29.73   33.79
62     3.24    5.51    7.31    8.35    9.71   11.41   13.41   15.74   18.42   21.44   24.79   28.49   32.60   37.09
63     3.55    5.69    7.56    8.67   10.14   12.01   14.24   16.86   19.87   23.29   27.05   31.21   35.79   40.78
64     3.89    7.13    7.83    8.98   10.57   12.62   15.11   18.05   21.44   25.27   29.50   34.18   39.29   44.86
65     4.32    7.42    8.09    9.29   11.02   13.27   16.03   19.32   23.12   27.47   32.20   37.44   43.14   49.34
66     4.44    7.77    8.40    9.64   11.49   13.93   16.96   20.57   24.76   29.50   34.74   40.49   46.75   53.54
67     4.48    8.14    8.74   10.06   12.06   14.73   18.05   22.00   26.57   31.75   37.50   43.79   50.65   58.03
68     4.97    8.53    9.18   10.61   12.78   15.70   19.33   23.65   28.64   34.26   40.52   47.39   54.85   62.81
69     5.49    8.96    9.70   11.28   13.69   16.88   20.84   25.53   30.93   37.02   43.83   51.23   59.31   67.67
70     6.04    9.43   10.31   12.09   14.77   18.29   22.62   27.72   33.57   40.10   47.41   55.43   64.02   71.97
71     6.73    9.96   11.04   13.08   16.09   19.96   24.69   30.20   36.46   43.43   51.28   59.85   69.06   76.47
72     9.91   10.53   11.89   14.26   17.62   21.89   27.03   33.00   39.68   47.06   55.46   64.53   74.25   81.13
73    10.48   11.21   12.89   15.65   19.41   24.11   29.68   36.04   43.16   50.93   59.85   69.45   79.63   84.52
74    11.10   12.04   14.12   17.29   21.48   26.63   32.62   39.42   46.93   55.04   64.43   74.54   84.25   86.41
75    11.76   13.10   15.61   19.22   23.85   29.42   35.83   43.03   50.87   59.32   69.19   79.74   85.59   95.85
76    12.80   14.61   17.64   21.81   27.00   33.19   40.24   48.05   56.56   65.71   76.26   84.77   93.96   98.92
77    14.25   16.56   20.12   24.87   30.69   37.47   45.15   53.62   62.83   72.62   83.99   92.00   98.56  110.66
78    16.20   19.05   23.15   28.45   34.89   42.32   50.61   59.77   69.62   80.18   90.15   98.27  109.58  119.44
79    16.77   22.14   26.82   32.68   39.70   47.74   56.68   66.52   77.08   88.29   97.93  108.49  118.68  129.11
80    17.65   25.98   31.15   37.57   45.14   53.85   63.39   73.84   85.07   96.99  107.43  117.93  128.64  139.54
81    19.71   30.61   36.27   43.20   51.33   60.57   70.74   81.85   93.76  106.39  117.14  128.04  139.15  151.49
82    22.17   36.08   42.17   49.59   58.25   68.01   78.76   90.49  102.98  116.31  127.41  138.76  151.06  162.74
83    24.58   41.11   48.94   56.78   65.87   76.21   87.43   99.70  112.91  126.92  138.33  150.64  162.58  176.12
84    28.58   48.28   56.58   64.75   74.31   85.07   96.79  109.62  123.33  137.99  150.06  162.27  175.78  190.38
85    34.59   56.37   63.65   73.57   83.45   94.62  106.81  120.04  134.45  149.60  162.06  175.30  189.63  205.35
86    45.77   62.50   72.82   83.15   93.33  106.43  117.47  131.18  146.00  161.90  174.86  188.94  205.35  225.03
87    50.17   72.07   82.82   93.21  106.14  117.14  128.63  142.77  158.09  174.56  188.37  203.17  221.49  245.56
88    63.59   82.56   93.06  105.80  116.83  128.40  140.38  154.89  170.68  187.70  202.23  217.94  238.30  263.53
89    79.03   92.98  105.46  116.54  128.21  140.21  152.79  167.66  183.75  201.29  216.58  233.49  255.83  282.50
90    92.83  105.03  116.25  127.89  140.03  152.60  165.59  180.78  197.26  215.12  231.40  249.35  280.10  301.65
91   104.69  115.97  127.68  139.79  152.34  165.32  180.31  194.17  211.00  229.54  246.67  272.37  296.00  321.18
92   115.68  127.46  139.67  152.21  165.03  179.88  193.81  208.12  225.10  244.10  265.22  288.01  312.16  342.04
93   127.25  139.44  151.94  164.74  179.40  193.29  207.46  222.24  239.52  258.98  280.43  303.63  332.56  363.64
94   139.20  151.81  164.45  178.92  192.76  206.97  221.58  236.68  254.25  273.87  295.88  323.66  353.69  385.97
95   151.55  164.16  178.44  192.41  206.59  220.96  235.76  251.15  269.23  289.27  315.66  344.42  375.54  409.03
96   163.87  177.64  191.89  206.02  220.34  235.09  250.36  266.09  284.17  308.92  336.16  365.90  398.12  432.83
97   176.52  190.84  205.45  219.72  234.19  249.64  265.15  280.96  303.82  329.30  357.39  388.10  421.42  457.36
98   189.44  204.11  219.09  233.29  248.91  264.63  280.09  300.78  324.22  350.40  379.34  411.02  445.45  482.63
99   202.40  217.44  232.62  248.18  263.85  280.09  300.24  321.36  345.36  372.24  402.01  434.66  470.20  508.63

[2001 VBT ANB Female Smoker (ages 51 - 99) chart continued on this page]

                                                                                                     ATT
    15      16      17      18      19      20      21       22       23       24       25  ULT      AGE
 16.89   18.63   20.48   22.46   23.94   26.15   28.61    31.32    34.26    37.51    41.05  45.06     76
 18.17   20.07   22.12   23.69   25.88   28.34   31.02    33.91    37.10    40.60    44.41  48.75     77
 19.58   21.67   23.44   25.62   28.04   30.71   33.62    36.71    40.15    43.91    48.03  52.71     78
 21.17   23.19   25.37   27.76   30.43   33.33   36.44    39.73    43.45    47.49    51.95  57.00     79
 22.96   25.10   27.49   30.13   33.04   36.19   39.50    42.98    46.98    51.36    56.14  61.60     80
 24.85   27.22   29.87   32.77   35.92   39.28   42.82    46.59    50.90    55.60    60.73  68.21     81
 26.95   29.58   32.48   35.67   39.08   42.68   46.56    50.74    55.13    60.18    65.64  75.39     82
 29.31   32.19   35.40   38.85   42.54   46.50   50.54    54.99    59.70    65.08    70.94  82.33     83
 31.93   35.13   38.62   42.41   46.44   50.37   54.81    59.55    64.64    70.37    76.65  89.79     84
 34.88   38.43   42.27   46.38   50.18   54.63   59.35    64.43    69.76    75.77    82.28  97.26     85
 38.21   42.12   46.32   50.01   54.45   59.15   64.21    69.52    75.61    81.48    89.55  103.32    86
 41.98   46.27   49.85   54.27   58.95   64.00   69.28    75.45    81.25    88.99    95.39  113.27    87
 46.19   49.68   54.09   58.80   63.82   69.05   75.30    80.97    88.49    94.77   101.91  123.15    88
 49.51   53.91   58.60   63.61   68.81   75.14   80.68    87.93    94.23   101.24   108.73  133.05    89
 53.73   58.40   63.39   68.57   74.99   80.46   87.37    93.61   100.56   108.57   116.37  140.84    90
 58.20   63.22   68.34   74.83   80.17   86.81   93.07    99.82   108.07   115.83   124.06  141.74    91
 63.00   68.10   74.68   79.89   86.31   92.45   99.14   107.33   115.20   123.37   132.07  148.21    92
 67.91   73.90   79.60   85.75   91.90   98.47  106.60   114.39   122.58   131.32   140.94  159.17    93
 72.96   78.69   84.81   91.29   97.79  105.69  113.49   121.70   130.45   140.35   150.04  173.34    94
 77.61   83.69   90.20   97.12  104.54  112.41  121.01   130.13   139.76   149.52   159.59  195.42    95
 82.44   88.90   95.85  103.15  111.06  119.43  128.94   139.17   149.00   159.16   172.24  215.44    96
 84.80   94.35  101.67  109.53  117.85  126.67  137.16   148.48   158.88   171.15   185.85  235.59    97
 87.24   99.95  107.74  115.98  124.84  134.20  145.89   158.45   170.06   183.80   202.91  234.92    98
 97.90  105.76  113.91  122.68  132.07  142.00  154.90   168.97   181.75   200.85   218.88  243.25    99
 99.28  112.83  121.92  131.48  141.61  154.33  164.30   179.88   196.92   215.60   236.03  258.65   100
111.74  121.06  130.88  141.22  153.91  163.98  179.02   195.80   214.16   234.24   256.19  279.94   101
120.30  130.29  140.83  153.48  163.83  178.51  195.05   213.14   233.11   254.71   278.05  303.22   102
129.70  140.44  152.91  163.67  178.17  194.30  212.52   232.22   253.48   276.70   301.75  328.08   103
140.05  152.48  163.36  177.83  193.74  211.50  231.54   252.74   275.89   300.56   327.11  354.91   104
152.06  163.21  177.32  192.99  210.47  229.97  252.25   275.08   299.97   326.78   354.91  388.35   105
162.89  176.97  192.25  209.45  228.40  250.04  274.81   299.68   326.46   354.91   388.35  422.59   106
176.46  191.69  208.22  226.83  247.82  271.85  299.09   326.14   354.91   388.35   422.59  457.63   107
190.94  207.19  225.48  246.59  270.23  296.72  325.81   354.91   388.35   422.59   457.63  492.87   108
206.17  225.03  246.59  270.23  296.13  324.52  354.91   388.35   422.59   457.63   492.87  529.51   109
225.03  246.59  270.23  296.13  324.52  354.91  388.35   422.59   457.63   492.87   529.51  566.95   110
246.59  270.23  296.13  324.52  354.91  388.35  422.59   457.63   492.87   529.51   566.95  603.00   111
270.23  296.13  324.52  354.91  388.35  422.16  457.17   492.87   529.51   566.95   603.00  638.00   112
290.40  318.94  348.43  380.22  413.65  448.74  485.48   523.87   563.92   603.00   638.00  670.00   113
310.35  339.55  371.11  404.40  439.43  476.21  514.72   554.96   596.95   638.00   670.00  714.50   114
330.39  361.57  394.57  429.40  466.07  504.56  544.89   587.04   631.03   670.00   714.50  756.00   115
351.80  384.34  418.82  455.22  493.55  533.81  575.99   620.10   666.14   714.10   756.00  799.00   116
373.95  407.89  443.86  481.86  521.88  563.94  608.03   654.14   702.29   752.46   799.00  846.00   117
396.85  432.20  469.69  509.31  551.07  594.97  641.00   689.17   739.47   791.91   846.00  889.48   118
420.50  457.27  496.30  537.58  581.10  626.88  674.90   725.17   777.69   832.46   889.48  933.63   119
444.89  483.12  523.71  566.67  611.99  659.68  709.74   762.16   816.95   874.11   933.63  1000.00  120
470.03  509.72  551.90  596.57  643.73  693.38  745.51   800.14   857.25   916.85  1000.00  1000.00
495.92  537.10  580.89  627.30  676.32  727.96  782.22   839.09   898.58  1000.00  1000.00  1000.00
522.56  565.24  610.66  658.84  709.76  763.43  819.86   879.03  1000.00  1000.00  1000.00  1000.00
549.94  594.14  641.23  691.20  744.06  799.80  858.43  1000.00  1000.00  1000.00  1000.00  1000.00

Total Disability Benefit Rider Rates - Excel Performance and Advisor VUL    Annual per $1000

AGE    Preferred Plus  Preferred       Select          Standard        Preferred       Standard
       Non Tobacco     Non Tobacco     Non Tobacco     Non Tobacco     Tobacco         Tobacco
       Male  Female    Male  Female    Male  Female    Male  Female    Male  Female    Male  Female
0      0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39
1      0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39
2      0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39
3      0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39
4      0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39
5      0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39
6      0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39
7      0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39
8      0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39
9      0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39
10     0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39
11     0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39
12     0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39
13     0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39
14     0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39
15     0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39
16     0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39
17     0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39
18     0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39
19     0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39
20     0.74    1.26    0.74    1.26    0.74    1.26    0.74    1.26    0.86    1.47    0.86    1.47
21     0.78    1.32    0.78    1.32    0.78    1.32    0.78    1.32    0.91    1.56    0.91    1.56
22     0.82    1.39    0.82    1.39    0.82    1.39    0.82    1.39    0.96    1.63    0.96    1.63
23     0.84    1.43    0.84    1.43    0.84    1.43    0.84    1.43    0.98    1.67    0.98    1.67
24     0.84    1.45    0.84    1.45    0.84    1.45    0.84    1.45    1.00    1.73    1.00    1.73
25     0.86    1.50    0.86    1.50    0.86    1.50    0.86    1.50    1.02    1.76    1.02    1.76
26     0.88    1.54    0.88    1.54    0.88    1.54    0.88    1.54    1.04    1.80    1.04    1.80
27     0.90    1.58    0.90    1.58    0.90    1.58    0.90    1.58    1.06    1.85    1.06    1.85
28     0.92    1.66    0.92    1.66    0.92    1.66    0.92    1.66    1.08    1.95    1.08    1.95
29     0.95    1.76    0.95    1.76    0.95    1.76    0.95    1.76    1.11    2.06    1.11    2.06
30     0.97    1.84    0.97    1.84    0.97    1.84    0.97    1.84    1.14    2.17    1.14    2.17
31     1.00    1.95    1.00    1.95    1.00    1.95    1.00    1.95    1.17    2.29    1.17    2.29
32     1.02    2.04    1.02    2.04    1.02    2.04    1.02    2.04    1.20    2.40    1.20    2.40
33     1.06    2.14    1.06    2.14    1.06    2.14    1.06    2.14    1.24    2.52    1.24    2.52
34     1.09    2.26    1.09    2.26    1.09    2.26    1.09    2.26    1.29    2.65    1.29    2.65
35     1.13    2.37    1.13    2.37    1.13    2.37    1.13    2.37    1.33    2.79    1.33    2.79
36     1.17    2.49    1.17    2.49    1.17    2.49    1.17    2.49    1.38    2.93    1.38    2.93
37     1.23    2.64    1.23    2.64    1.23    2.64    1.23    2.64    1.44    3.10    1.44    3.10
38     1.28    2.71    1.28    2.71    1.28    2.71    1.28    2.71    1.51    3.20    1.51    3.20
39     1.35    2.83    1.35    2.83    1.35    2.83    1.35    2.83    1.59    3.33    1.59    3.33
40     1.44    2.97    1.44    2.97    1.44    2.97    1.44    2.97    1.69    3.48    1.69    3.48
41     1.53    3.10    1.53    3.10    1.53    3.10    1.53    3.10    1.80    3.65    1.80    3.65
42     1.63    3.26    1.63    3.26    1.63    3.26    1.63    3.26    1.92    3.84    1.92    3.84
43     1.76    3.37    1.76    3.37    1.76    3.37    1.76    3.37    2.06    3.96    2.06    3.96
44     1.89    3.48    1.89    3.48    1.89    3.48    1.89    3.48    2.23    4.10    2.23    4.10
45     2.05    3.62    2.05    3.62    2.05    3.62    2.05    3.62    2.42    4.26    2.42    4.26
46     2.24    3.75    2.24    3.75    2.24    3.75    2.24    3.75    2.63    4.42    2.63    4.42
47     2.43    3.89    2.43    3.89    2.43    3.89    2.43    3.89    2.86    4.58    2.86    4.58
48     2.64    4.04    2.64    4.04    2.64    4.04    2.64    4.04    3.11    4.76    3.11    4.76
49     2.87    4.20    2.87    4.20    2.87    4.20    2.87    4.20    3.39    4.93    3.39    4.93
50     3.12    4.34    3.12    4.34    3.12    4.34    3.12    4.34    3.67    5.10    3.67    5.10
51     3.39    4.47    3.39    4.47    3.39    4.47    3.39    4.47    3.98    5.26    3.98    5.26
52     3.68    4.60    3.68    4.60    3.68    4.60    3.68    4.60    4.32    5.40    4.32    5.40
AGE    Preferred Plus  Preferred       Select          Standard        Preferred       Standard
       Non Tobacco     Non Tobacco     Non Tobacco     Non Tobacco     Tobacco         Tobacco
       Male  Female    Male  Female    Male  Female    Male  Female    Male  Female    Male  Female
53     4.08    4.90    4.08    4.90    4.08    4.90    4.08    4.90    4.80    5.76    4.80    5.76
54     4.49    5.16    4.49    5.16    4.49    5.16    4.49    5.16    5.29    6.08    5.29    6.08
55     4.90    5.39    4.90    5.39    4.90    5.39    4.90    5.39    5.76    6.24    5.76    6.24
56     5.51    5.79    5.51    5.79    5.51    5.79    5.51    5.79    6.48    6.81    6.48    6.81
57     6.12    6.12    6.12    6.12    6.12    6.12    6.12    6.12    7.20    7.20    7.20    7.20
58     6.73    6.53    6.73    6.53    6.73    6.53    6.73    6.53    7.92    7.68    7.92    7.68
59     7.34    6.90    7.34    6.90    7.34    6.90    7.34    6.90    8.64    8.12    8.64    8.12
60     4.90    4.45    4.90    4.45    4.90    4.45    4.90    4.45    5.76    5.24    5.76    5.24
61     4.49    3.96    4.49    3.96    4.49    3.96    4.49    3.96    5.28    4.65    5.28    4.65
62     4.08    3.47    4.08    3.47    4.08    3.47    4.08    3.47    4.30    4.08    4.30    4.08
63     3.96    3.24    3.96    3.24    3.96    3.24    3.96    3.24    4.66    3.82    4.66    3.82
64     4.41    3.52    4.41    3.52    4.41    3.52    4.41    3.52    5.18    4.15    5.18    4.15

        GIOR
        ----
       Annual
        per
       $1000
AGE  MALE  FEMALE  UNISEX
0    0.06    0.06    0.06
1    0.06    0.06    0.06
2    0.06    0.06    0.06
3    0.06    0.06    0.06
4    0.07    0.07    0.07
5    0.07    0.07    0.07
6    0.07    0.07    0.07
7    0.07    0.07    0.07
8    0.07    0.07    0.07
9    0.07    0.07    0.07
10   0.08    0.08    0.08
11   0.08    0.08    0.08
12   0.08    0.08    0.08
13   0.09    0.09    0.09
14   0.09    0.09    0.09
15   0.09    0.09    0.09
16   0.10    0.10    0.10
17   0.10    0.10    0.10
18   0.11    0.11    0.11
19   0.11    0.11    0.11
20   0.11    0.11    0.11
21   0.12    0.12    0.12
22   0.12    0.12    0.12
23   0.12    0.12    0.12
24   0.12    0.12    0.12
25   0.13    0.13    0.13
26   0.13    0.13    0.13
27   0.13    0.13    0.13
28   0.13    0.13    0.13
29   0.14    0.14    0.14
30   0.14    0.14    0.14
31   0.15    0.15    0.15
32   0.15    0.15    0.15
33   0.16    0.16    0.16
34   0.17    0.17    0.17
35   0.19    0.19    0.19
36   0.19    0.19    0.19
37   0.19    0.19    0.19

                                   EXHIBIT 9
                                   ---------

            CONDITIONAL RECEIPT AND/OR TEMPORARY INSURANCE AGREEMENT
            --------------------------------------------------------
The amount of such coverage provided by the Reinsurer will be limited to its share as shown in Exhibit 3, of the amounts outlined by the Ceding Company's Conditional Receipt or Temporary Insurance Agreement. Maximum amount is $1,000,000.

UNIFI                                        Application for Insurance
Companies(SM)                                Conditional Receipt

Acacia Life Insurance Company      Ameritas Life Insurance Corp.      The Union Central Life Insurance Company
P.O. Box 81889, Lincoln, NE 68501  P.O. Box 81889, Lincoln, NE 68501  P.O. Box 40888, Cincinnati, OH 45240
800-745-1112 Fax 402-467-7335      800-745-1112 Fax 402-467-7335      800-319-6901, Fax 513-595-2352
(Client Service Department)
------------------------------------------------------------------------------------------------------------------------------------

DO NOT DETACH UNLESS PREMIUM PAYMENT IS MADE WHEN
APPLICATION IS DATED AND SIGNED. DO NOT USE IF LIFE
INSURANCE APPLIED FOR IS OVER $1,000,000. DO NOT USE IF
DISABILITY INCOME OR DISABILITY OVERHEAD EXPENSE IS OVER
$8,000 PER MONTH. PREMIUM SHOULD NOT BE ACCEPTED IF THE
PROPOSED INSURED IS AGE 75 OR OLDER, OR HAS BEEN
TREATED FOR HEART DISEASE, DIABETES, STROKE, OR CANCER,
WITHIN THE PAST 12 MONTHS, OR HAS BEEN ADMITTED TO A
MEDICAL FACILITY WITHIN THE PAST 90 DAYS.

Terms and Conditions

All of the terms and conditions of this receipt must be fulfilled for insurance to be In effect on the "coverage date" or no insurance will be in effect under this receipt. The "coverage date" is the date of this application or Part II or medical examination or other test required by published rules of the companies listed above ("the Companies") used when considering the benefits applied for, whichever date is latest.

1.   Premium Payment

     For Adjustable Life insurance, the premium payment taken with this application must be equal to or greater than the full initial premium. For any other life insurance, or Disability Income insurance, the premium taken with this application must be equal to the full first premium for the mode of premium and benefits applied for.

2.   Insurability

     As of the "coverage date," the Companies' Underwriting Officer must find each person proposed for insurance to be an acceptable risk at standard premium rates for the benefits applied for without an exclusion or restrictive endorsement.

3.   Conditional Insurance

     If all of the conditions of this receipt are met, insurance under this receipt will be provided from the "coverage date" to the date the policy is delivered, subject to maximum amount limitations set out below.

4.   a) Maximum Amount (applicable to life insurance only)

     Any liability of the Companies under this and any other receipts may not exceed the lesser of: (a) the amount applied for in this application, or in the case of Adjustable Life insurance-the initial specified amount applied for; or (b) $1,000,000 of insurance and $100,000 of accidental death benefits.

     b) Maximum Amount (applicable to Disability Income or Disability Overhead Expense only)

       Any liability of the Companies under this and any other receipts may not exceed the lesser of: (a) the amount applied for in this application; or (b) $8,000 per month of Disability Income or Disability Overhead Expense.

5.   Termination of Conditional Insurance

If insurance is provided under this receipt, it will terminate when the policy(ies) is/are delivered. If the application is declined, the premium paid will be refunded and there will have been no coverage provided under this receipt.

6.   Suicide

     If any person proposed for insurance commits suicide, the Companies' liability under this receipt will be limited to a refund of the premium payment acknowledged above.

NOTICE TO APPLICANT -
PLEASE READ THIS RECEIPT CAREFULLY.

No Insurance is provided under this conditional receipt unless all terms and conditions of this receipt are met, This receipt is void if the payment is made by a check or draft that is not honored when presented for payment. Also void are any modifications made to the conditions of this receipt. All premium checks must be made payable to the appropriate Company. Do not make checks payable to the insurance producer or leave checks blank.

RECEIVED from
             -----------------------------------------------------------
this                                    day of                         ,
    ------------------------------------      --------------------------
In the year of           , by personal or business check,
              -----------
the sum of $
            ------------------------------------------------------------

in connection with this application for insurance, which application bears the same date as this receipt.
X
 -----------------------------------------------------------------------
(Signature of Insurance Producer)

--------------------------------------------------------------------------------
UN 2550 CR                                                       Edition 10/2007

                                   EXHIBIT 10
                                   ----------

               PREFERRED CRITERIA AND AGE AND AMOUNT REQUIREMENTS
               --------------------------------------------------

Underwriting Guidelines

The following information applies to all life policies.
Qualifying for Preferred Classification
The preferred classification is based on martality assumptions anticipated to be better than standard mortality for U.S. citizens residing in this country. Consequently, to qualify for preferred, the proposed insured must be not only a standard risk but also meet additional selection criteria designed to achieve the improved mortality. Preferred underwriting is available at face amounts of $100,000 and above. The additional selection criteria are established through a series of questions listed below (keep in mind these are guidelines):

o    Have you used any form of tobacco in the past 24 months?

o Are you a private pilot with less than 500 solo hours; or do you fly more than 250 hours per year; or do you fly in other than conventional aircraft (jet/prop)?

o Have you been charged with two or more traffic violations within 24 months or have you been convicted of driving under the influence of alcohol or any other drug within the past five years?

o have you sought or received treatment for alcohol or drug abuse within the last 10 years?

o Has a member of your immediate family died of or been diagnosed with coronary artery, cerebral vascular disease or diabetes prior to age 60?

o Does your weight exceed the limit for your height according to the Preferred Build limits?

Click here to see the Preferred Build chart; then click the "Back" button above to return to this screen.

o Have you ever had or been told by a doctor that you had cancer, diabetes, heart disease or an abnormal EKG?

o Based on your age, does your total cholesterol exceed the following limits?

     Age         Cholesterol mg/dl
     20 - 40                   230
     41 - 55                   250
     56 - up                   270

o    Does you total cholesterol/HDL ratio exceed 5.5?

o    Is your blood pressure higher than 140/85? (If over age 55, 150/90?)

If all answers are "no" and the evidence of insurability submitted with the application is favorable, the policy will be issued as preferred.

Qualifying for Preferred Plus Classification

Currently available on LT 1, 5, 10, 20 and 30, Excel Edge, Excel Choice, Excel Protector, and Excel Provide UL based on state approval.
Preferred Plus and Preferred Underwriting Classification
Preferred Plus and Preferred classifications are based on mortality assumptions anticipated to be better than standard mortality. Consequently, to qualify for Preferred or Preferred Plus, the proposed insured must not only be a standard risk, but must also meet additional selection criteria designed to achieve the improved mortality.
Preferred Plus
Applicant must meet all Preferred Plus criteria in addition to all Preferred criteria.
Failure to do so will automatically eliminate the propsed insured from qualifying for Preferred Plus underwriting.
If any of the questions below are answered "yes," the policy will not be issued Preferred Plus. No exception will be allowed.

o    Have you used any form of tobacco in the past 36 months?

o Have you participated in any hazardous sport or avocation within the past 5 years?

o Have you ever been charged with or convicted of a DWI or DUI in the last 10 years?

o    Have you ever sought or received treatment for alcohol and/or drug abuse?

o Does your total cholesterol exceed 225 and total cholesterol/HDL ratio exceed 5?

o Have you experienced significant hypertension in the past, and are current blood pressure readings normal (140/85 or less)?

o Have you been charged with more than 2 traffic violations in the last 36 months?

o    Is your current blood panel completely normal?

For Preferred Plus, also follow the Preferred guidelines listed above

UNIFI
Companies(SM)

Ameritas Life, Acacia Life, Union Central Life and affiliated companies

Life Underwriting Guiedelines for Ameritas Life Insurance Corp., Acacia Life Insurance Company, First Ameritas Life Insurance Corp. of New York and The Union Central Life Insurance Company

----------------------------------------------------------------------------------------------
Amount      Ages 0-17   Ages 18-40    Ages 41-50    Ages 51-60    Ages 61-70    Ages 71 and Up
----------- ----------- ------------- ------------- ------------- ------------- --------------
$0 to       Nonmedical  Nonmedical    Nonmedical    Nonmedical    Paramedical   Paramedical
$50,000                                                               HOS           HOS
----------- ----------- ------------- ------------- ------------- ------------- --------------
$50,001 to  Nonmedical  Nonmedical    Nonmedical    Paramedical   Paramedical   Paramedical
$99,999                                                 HOS           HOS           HOS
----------- ----------- ------------- ------------- ------------- ------------- --------------
$100,000                 Nonmedical    Paramedical   Paramedical  Paramedical   Paramedical
   to       Nonmedical  Blood Profile Blood Profile Blood Profile Blood Profile Blood Profile
$300,000                    HOS           HOS            HOS          HOS         HOS, EKG
----------- ----------- ------------- ------------- ------------- ------------- --------------
$300,001                 Paramedical   Paramedical   Paramedical   Paramedical   Paramedical
   to       Paramedical Blood Profile Blood Profile Blood Profile Blood Profile Blood Profile
$500,000        HOS         HOS           HOS           HOS         HOS, EKG      HOS, EKG
----------- ----------- ------------- ------------- ------------- ------------- --------------
$500,001                 Paramedical   Paramedical   Paramedical     MD Exam       MD Exam
   to       Paramedical Blood Profile Blood Profile Blood Profile Blood Profile Blood Profile
$1,000,000      HOS         HOS         HOS, EKG      HOS, EKG      HOS, EKG      HOS, EKG
----------- ----------- ------------- ------------- ------------- ------------- --------------
$1,000,001               Paramedical   Paramedical     MD Exam       MD Exam       MD Exam
   to       Paramedical Blood Profile Blood Profile Blood Profile Blood Profile Blood Profile
$2,000,000      HOS         HOS         HOS, EKG      HOS, EKG      HOS, EKG      HOS, EKG
----------- ----------- ------------- ------------- ------------- ------------- --------------
$2,000,001                 MD Exam       MD Exam       MD Exam       MD Exam       MD Exam
   to         MD Exam   Blood Profile Blood Profile Blood Profile Blood Profile Blood Profile
$5,000,000      HOS         HOS         HOS, EKG      HOS, EKG      HOS, EKG      HOS, EKG
----------------------------------------------------------------------------------------------

All routine medical requirements are determined by adding the amounts issued and applied for in all companies during the past six months. In addition to the above requirements, please see below:

Over $5,000,000
     1) Tobacco users over $5 million require an X-Ray (PA view only) and treadmill EKG.
     2)   Non-tobacco users over $10 million require an X-Ray (PA view only).
     3) Non-tobacco users age 65 and under, face amount over $10 million requires a treadmill EKG.
     4) Non-tobacco users over age 65, fac amount over $5 million requires a treadmill EKG.

--------------------------------------------------------------------------------

MEDICAL EXAMINER'S LIMITS:
Special Examiner - Company appointed M.D. Board Certified...............No Limit
M.D. - Any licensed M.D...............................................$3,000,000

A proposed insured's personal physician should not be used unless approved by Underwriting

An exam completed by a physician is required if the proposed insured has a recent history of cancer, coronary artery disease or a significant medical problem.

--------------------------------------------------------------------------------

CONDITIONAL RECEIPT LIMITATIONS: Agents are authorized to accept initial premium provided the amount applied for does not exceed $1,000,000. If the premium is received after the application has been sent to the issuing company, a conditional receipt should be given to the propsoed insured with copy to the issuing company.

--------------------------------------------------------------------------------

ACCIDENTAL DEATH BENEFIT: Subject to underwriting approval, Accidental Death benefits will be issued in the following amounts:

                              Maximum Participation
     Ages     Issue Limits         All Companies
     ----------------------------------------------
     0-20     $50,000         $250,000
     21-25    100,000          250,000
     26-55    150,000          250,000
     56-65    150,000          250,000

--------------------------------------------------------------------------------

GUARANTEED INSURABILITY OPTION RIDER (Adjustable Life):
To determine the nonmedical limit, add a single option amount to the death benefit on the base policy.

--------------------------------------------------------------------------------

SCHEDULED INCREASE OPTION RIDER (Adjustable Life)
Determine underwriting requirements, including nonmedical limits, by multiplying the specified amount by one and one-half.

--------------------------------------------------------------------------------

PRIOR NONMEDICAL:
In applying these limits, nonmedical insurance in force with the issuing company is added to the current application. Insurance issued nonmedically prior to five years ago or prior to the last medical exam can be disregarded.

--------------------------------------------------------------------------------

INFORMAL INQUIRIES ON IMPAIRED RISKS:
Agents should question a prospect carefully and avoid accepting money on an impaired risk. An Informal Inquiry form should be submitted whenever there is a question regarding insurability on other than standard risk.

Personal History interview required at $500,001 to $1,000,000. Anything over $1 million required an inspection report with MVR.
--------------------------------------------------------------------------------
Forms and applications are available online through the Forms Locator function on Producer Workbench and TOOLS.
LI 1170 8/07
For Broker/Dealer use only. Not for use with clients.

                SPECIFIC UNDERWRITING GUIDELINES FOR THE ELDERLY
                                 (70 and older)

This is a heterogeneous population with a wide variety of degenerative ailments. There is often the use of polypharmacy (5 or more prescription medications), and they have a high background mortality. The concept of co-morbidity is also of extreme importance.

The following specifics will be examined carefully by the underwriter in determining insurability.

o    Cognitive function

     Mild cognitive impairment is not significant, but the underwriter should look carefully for signs and symptoms of actual dementia. Mild dementia may be insurable with a rating, but anything more severe would be a decline. If there is doubt regarding cognition, additional information regarding cognitive function can be obtained as part of the underwriting requirements.

o    Driving record

     Motor vehicle inspections should be obtained on all the elderly. Use extreme caution if there are accidents while driving.

o    Concept of frailty vs. vigorous individual

     Underwriters should try and determine in the APS the extent of their physical functioning. Do they exercise, how vigorous, how often? Look carefully at results of exercise tolerance tests to see what their endurance capacity was. Anyone who could not walk on an ETT more than 4 minutes may be declined. Between 4-7 minutes a rating may be applied. For standard we do expect them to reach 7 minutes (into stage 3 of ETT).

o    In the elderly, normal serum albumin is 3.8 or greater. Anything less than
     3.8 could require debits.

o Always calculate the GFR based upon serum creatinine levels and appropriate formula. GFR's of less than 50 may be declined, debits may be necessary for a GFR of 50-59.

o Look carefully at pulmonary function tests, especially if any history of pulmonary disease.

o Look at the self reported health questionnaire to see if there are any areas of concern.

o    Polypharmacy-this may require debits.

o Regular ongoing follow up and care of medical problems is of important. Do they receive their yearly flu shot and pneumovax? Are mammograms, colonoscopies, and digital rectal exams performed as recommended? Failure to maintain proper preventative care may require debits.

o In addition to the above, other underwriting parameters of blood pressure, height/weight, lipids, etc., will also be underwritten as usual.

                              SELECT - NONTOBACCO

o Have you used any form of tobacco in the past 12 months? The only exception is the occasional celebratory cigar (nor than 6 cigars a year) with a negative HOS for nicotine findings.

o Are you a private pilot with less than 350 solo hours; or do you fly more than 250 hours per year; or do you fly other than conventional aircraft (jet/prop)?

o Have you been charged with three or more traffic violations within 24 months or have you been convicted of driving under the influence of alcohol within the past 3 years?

o Have you sought or received treatment for alcohol or drug abuse within the last 8 years?

o Has a member of your immediate family died of or been diagnosed with coronary artery, cerebral vascular disease or diabetes prior to age 60?

o Does you weight exceed the limit of your height according to the Select Build limits?

o Have you ever had or been told by a doctor that you had cancer, diabetes, heart disease, or an abnormal EKG?

o    Based on your age, does your cholesterol exceed the following limits?

                    Age                Cholesterol mg/dl
                    -----              -----------------

                    20-40                          245
                    41-55                          265
                    56-up                          285

     Cholesterol/HDL ratio-6.5 -

o    Is your blood pressure higher than 150/90?

              HEIGHT AND WEIGHT CHART STD SELECT

                                     Select         Standard
Height  Preferred Plus    Preferred  Non-Tobacco    Non-Tobacco
5'0"    145               154        164            184
5'1"    149               159        169            191
5'2"    153               164        174            197
5'3"    158               169        179            203
5'4"    162               175        185            210
5'5"    166               180        190            216
5'6"    170               186        196            223
5'7"    176               192        202            230
5'8"    182               197        207            237
5'9"    188               203        213            244
5'10"   193               209        220            251
5'11"   199               215        226            258
6'0"    205               221        232            265
6'1"    211               227        239            273
6'2"    216               234        245            280
6'3"    222               240        252            288
6'4"    227               246        259            296
6'5"    233               253        266            304
6'6"    238               260        273            312
6'7"    243               266        280            320
08"     249               273        287            328
6'9"    254               280        294            336
6'10"   260               287        301            344
6'11"   265               294        309            352